                                                                 EXHIBIT 10.19A

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY THREE ASTERISKS ENCLOSED BY BRACKETS AND UNDERLINED. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


Manufacturer Agreement between MHA
And Specialty Laboratories



                                    AGREEMENT


                                     BETWEEN


                      MANAGED HEALTHCARE ASSOCIATES, INC.


                                       AND


                          SPECIALTY LABORATORIES, INC.

THIS AGREEMENT is made between Managed Healthcare Associates, Inc. of Louisville, Kentucky (hereinafter collectively referred to as MHA) and Specialty Laboratories of Santa Monica, CA, hereinafter called Manufacturer. MHA and Specialty Laboratories agree as follows:

PRODUCT CATEGORY

Reference Laboratory

PRODUCTS COVERED

Reference Laboratory Services
Please include Tests and Pricing as Exhibit A.

PERIOD OF AGREEMENT

The initial term of the Agreement will be three (3) years beginning June 1, 2000 and expiring on May 31, 2003. An option to renew for a successive two (2) year period (June 1, 2003 through May 31, 2005) will be considered upon mutual written agreement by both parties.

TERMS AND CONDITIONS

          1.   PRICING (Check one or both if applicable)

                  /X/    Net price to an account
                  / /    Other

               The prevailing list price for the term of the agreement shall be derived from the current Specialty Laboratories 2000 Directory of Services.

          2.   PRICE PROTECTION AND ESCALATOR GUARANTEE

               Price protection shall be firm for the duration of the initial Agreement. If the Agreement is extended for the optional two (2) year period, pricing will increase by no more than [***]* for the subsequent period.


                                                                      LENGTH OF                    MAX % OF
                                                                     PROTECTION               ESCALATOR INCREASE
                 1st period of price protection                        [***]*                       [***]*
                                                                     ---------                    ---------
                 2nd period of price protection                        [***]*                       [***]*
                                                                     ---------                    ---------
                 3rd period of price protection                        [***]*                       [***]*
                                                                     ---------                    ---------

                 ----------------------------------------------

          3.   CONTRACT IMPLEMENTATION

                  The Manufacturer will endeavor to implement this agreement within forty-five (45) days of signing. This implementation will include contacting MHA facilities and/or jointly providing contract information to all of the MHA authorized members listed on Attachment B, if indicated. Failure to comply to this condition may result in the cancellation of the agreement.

          4.   CONVERSION INCENTIVES

               At this time, SPECIALTY reserves the right to not offer any Conversion Incentives.

          5.   VOLUME INCENTIVES

               / /  Improved pricing if group totals exceed projections
               / / Discounts for large users from individual facilities or integrated groups.
               / /  Improved pricing for teaching facilities
               /X/ None of the above. However, in addition to the pricing provided in Exhibit A, an [***]* reduction in standard list price, as published in the Price List current at the time the testing is ordered, will be granted for all tests not listed in Attachment A. Tests that are unique to SPECIALTY are not included in the [***]* reduction in standard list price. Further, the [***]* reduction in standard list price does not apply to any tests that are referred out and any new tests introduced by SPECIALTY after the effective date of this Agreement. In addition, SPECIALTY may, at its sole discretion, offer further price reductions of up to [***]*, to MHA members that agree to consistently commit at least [***]* of their total available referral volume. The selection of these additional tests must be made prior to executing SPECIALTY'S "Member Agreement" and the pricing will remain fixed for

----------------------
         * PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

               the term of the Agreement. No additional price reductions will be considered during the term of the Agreement.

          6.   NEW PRODUCTS/TECHNOLOGY

               All new procedures and technology will be added under the terms and conditions of this agreement. Manufacturer is obligated to maintain technological parity with other Manufacturers to insure that MHA members are offered state of the art testing methods.

               In the event SPECIALTY plans to make a change to a test (methodology, specimen, reference ranges, etc.), we attempt to give clients thirty (30) days advance notice. An assessment is made concerning the necessity and advisability of the change in terms of our client's needs and ease of use. The completion of a TIF (Test Information Form) form sets off a series of activities that result in: (1) the test performance and validation data being comprehensively reviewed, (2) the test being changed in the computer with a note appended which clearly announces the change,
               (3) letters notifying clients of the change being sent via fax, autodial printer and/or mail, (4) follow-up to insure that the test is being performed and results reported as indicated in the change letter.

               Tests not previously listed in the Directory of Services (DOS) or as sendouts, do not require lead-time for notification. We will send out informational materials to clients and can send a sample report to those clients who typically build the test in their own computers for their sendouts.

          7.   RETURN GOODS POLICY

               The Manufacturer must provide a formal policy to MHA members for reporting of incorrect results or errors in testing. The policy should include the contact person's name and phone number responsible for maintaining this policy. In addition, full credit will be issued for incorrectly reported tests. Please include policy as Exhibit B.

          8.   ENVIRONMENTAL POLICY

               The Manufacturer agrees to recognize and support environmental policies and procedures of MHA members pursuant to local, state and federal guidelines.

          9.   VALUE-ADDED SERVICES

               If indicated, Manufacturer will provide educational programs to MHA members at no charge. Please list services as separate Exhibit C.

          10.  PRODUCT RECALL - NOT APPLICABLE

          11.  MATERIAL SAFETY DATA SHEET (MSDS) - SPECIMEN HANDLING PROCEDURES

               Manufacturer will provide MHA members Material Safety Data Sheets and procedures relative to specimen handling and transportation, as applicable. Submit as Exhibit D.

          12.  TESTING SITES

               / X / Primary Testing Site

               Company Name                  Specialty Laboratories, Inc.
               Address                       2211 Michigan Avenue
                                             -------------------------------
               City/State/Zip                Santa Monica, CA 90404
                                             -------------------------------
               Telephone                     (310) 828-1492
                                             -------------------------------
               Contact Name                  Michael K. Bond, Director, Contract
                                             -------------------------------
                                             Administration
                                             -------------------------------

                /   /    Regional Sites-Supply a list - NOT APPLICABLE


          13.  MINIMUM ORDER

               Direct:     / X / None        / / Other
                                                        ---------------

               / /  Through distribution. Per servicing distributor's policy.

          14.  TESTING TURNAROUND AND FREQUENCY OF TESTING

               Enclosed as Exhibit F, a copy of Manufacturers frequency of testing and any other polices relating to special test batching or turnaround time.

          15.  SAMPLES

               Manufacturer will maintain a policy for rejecting unacceptable specimen. Attach a copy of Manufacturers policy for specimen rejection and a method of notification to members in Exhibit G.

          16.  PAYMENT TERMS

               Direct:   / X / Net 30 days    / / Other
                                                          ---------------

               Explain any exceptions to direct account billing as Exhibit K. There are no exceptions to direct account billing, except when required by regulatory guidelines.

          17.  INSURANCE

               Manufacturer will be required to maintain product liability insurance for a minimum of $1,000,000. Please provide a statement of coverage in Exhibit H.

          18.  INDEMNIFICATION, WARRANTIES, SPECIFICATIONS

               Each party agrees to mutually indemnify and hold harmless, their directors, officers, employees, and agents from and against any and all claims, actions, or liabilities of any nature which may be assessed against them by third parties in connection with the performance of services under this Agreement.

          19.  SALES DEVELOPMENT PROGRAM

               In consideration of the administrative and sales development services provided by MHA, Manufacturer will pay MHA a sales development fee in an amount equal to [***]* of the net purchases made by members, as determined from distributor records. MHA represents and warrants that fees or other amounts received from manufacturers are disclosed in accordance with the requirements of 42 CFR Part 1001.952(j). The purpose of this fee is to support MHA sales and marketing efforts in connection with this agreement. The fee will be computed and paid monthly within thirty (30) days after the last day of the month (payment due date). If fee cannot be reported and paid by payment due date, an estimated payment equal to 100% of prior payment will be required within 15 days after payment due date.

               CHECKS FOR SALES DEVELOPMENT PAYMENTS SHOULD BE MADE PAYABLE AND MAILED TO MHA, 25-A VREELAND ROAD, SUITE 203, FLORHAM PARKLAND NJ 07932.

               In order to assist MHA and its representatives, Manufacturer agrees that a qualified Manufacturer sales representative will call on MHA members as needed. Furthermore, Manufacturer will provide MHA monthly reports showing total purchases in units and dollars by product code. These reports will be provided in an electronic format as outlined on Attachment C, unless an alternative format is mutually agreeable.

          20.  MANAGEMENT REPORTS

               Manufacturer will be expected to submit on a monthly basis in the format described in Attachment C. Further, the information data must be provided as indicated below:

               1)   Combined sales for each facility. (Totaled for group)
               2) Sales by product for each facility, subtotaled by facility. (Totaled for group)

----------------------
         * PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

               NOTE: IN AN EFFORT TO BETTER SERVE OUR HEALTHCARE FACILITIES AND OUR CONTRACT VENDORS, MHA WILL UTILIZE THE "HEALTH INDUSTRY NUMBER" (HIN) AS DESCRIBED BY THE HEALTH INDUSTRY BUSINESS COMMUNICATION COUNCIL (HIBCC). MHA WILL USE THIS NUMBER SYSTEM FOR ALL DATA INTERCHANGE WITH VENDORS AND MEMBERS.

               Currently using the HIN? ( ) Yes ( X ) No

          21.  RECORDS

               a. It is agreed that, in the event the value or cost of the services rendered to the MHA member under this contract equals or exceeds the sum of $10,000 in any twelve (12) month period, Manufacturer shall maintain and preserve all books, records and documents pertaining to its performance of services for the MHA member for four (4) full years following performance of those services and during that time shall make available upon request of the Secretary of the Department of Health and Human Services or the Comptroller General of the United States or their duly authorized representative this contract and all books, records and documents necessary to verify the nature and extent of such costs.

               b. It is further agreed that should Manufacturer carry out any of its obligations under this contract through a subcontract having a value or cost equal to or exceeding S 10,000 over any twelve (12) month period, with a related organization, said subcontract shall require the related organization to maintain and preserve all books, records and documents pertaining to its performance and services for Manufacturer for four (4) full years following performance of those services and during that time, to make available upon request of the Secretary of the Department of Health and Human Services or the Comptroller General of the United States or their duly authorized representative, the subcontract and all books, records and documents necessary to verify the nature and extent of such costs.

     22.  CANCELLATION

               In the event that either Manufacturer or MHA believes that the other is in default in performance of the terms of this agreement, thirty (30) days written notice shall be given to such party specifying the nature of the default and specifying that if such default is not cured within thirty (30) days of the date of notice, the other party shall have the right to cancel the agreement by giving sixty (60) days written notice of its intent to cancel.

     23.  ELIGIBILITY TO PARTICIPATE

          This proposal is extended to all MHA members and to Veterans Administration facilities on MHA membership listing with the exception of those type or facilities you list below:

          Non eligible facilities: NO EXCEPTIONS

          1)                                4)
             -----------------------            -----------------------
          2)                                5)
             -----------------------            -----------------------
          3)                                6)
             -----------------------            -----------------------

          IF YOU LISTED ANY TYPE OF FACILITY TO WHICH THIS PRICING WOULD NOT BE EXTENDED, PLEASE SUBMIT AN ALTERNATE PROPOSAL FOR THOSE FACILITIES. BE SURE TO CLEARLY IDENTIFY WITHIN YOUR PROPOSAL THE TYPES OF FACILITIES (I.E., HMO, NURSING HOME) WHICH ARE ELIGIBLE FOR YOUR ALTERNATE PRICING.

          MHA reserves the right to add or delete members during the period of this agreement by providing the Manufacturer THIRTY (30) DAYS WRITTEN NOTICE.

          SPECIALTY WILL NOT AUTOMATICALLY IMPLEMENT CONTRACT COVERAGE TO NEW PARTICIPATING FACILITIES, BUT CONTACT THE NEW MEMBER(S) IN AN EFFORT TO OBTAIN COMMITMENT.

     NOTE: PROPOSAL/AGREEMENT ENCOMPASSES ALL MHA MEMBERS AND THE SELECTED VA FACILITIES ON THE MHA MEMBERSHIP LISTING. NO EXCEPTIONS. SPECIALTY WILL NOT ACCEPT PENALTY FOR INCORRECT INVOICES AFTER THE EFFECTIVE DATE OF PARTICIPATION, CONTINGENT UPON CREDIT APPROVAL AND MHA MEMBER SIGNING MEMBER AGREEMENT. A COPY OF THE MEMBER AGREEMENT IS ATTACHED AS EXHIBIT I.

     24.  REVIEW OF MANUFACTURER RECORDS

          a. At any time while this agreement is in effect, MHA reserves the right upon giving reasonable notice to review the records of the Manufacturer for the purpose of verifying reported sales to members and the calculation of the sales development fee outlined in Paragraph 21. These records should be made available at the Manufacturer's business office during normal business hours. The cost associated with this review will be the responsibility of MHA unless it is determined that the sales development fee payment has been understated by twenty-five percent (25% ) or more.

          b. MHA acknowledges that records and information received during any audit are confidential in nature, and MHA agrees not to disclose same to persons or parties not participating in this or MHA programs.

          25.  TRANSFERABILITY

               In the event that MHA and/or Specialty Laboratories, Inc. transfers ownership and/or marketing rights of products listed on Exhibit A to another entity during the term of this agreement, either party's rights and privileges as expressed by the terms and conditions contained herein shall also be transferred upon the agreement and consent of MHA and Specialty Laboratories Inc.

          26.  SUBMISSION OF DOCUMENT

               Submission of this document constitutes a legal offer. Therefore, should any or all of said document be accepted and in exchange for being designated as a contracted Manufacturer, said Manufacturer hereby agrees to be legally bound to provide each MHA facility, present and future on an as desired basis, any items encompassed in said document pursuant to the terms of the respective agreement. This will be subject to credit approval and execution of Member Agreement.


ACCEPTED BY:                                               ACCEPTED FOR:
MANAGED HEALTHCARE ASSOCIATES                              SPECIALTY LABORATORIES


By                        Kenneth L. Flood                 By                   Michael K. Bond
              -------------------------------------              ------------------------------------
                            Please Print                                          Please Print


By                      /s/ KENNETH L. FLOOD               By                 /s/ MICHAEL K. BOND
              -------------------------------------              ------------------------------------
                             Signature                                             Signature

Title        Vice President-Laboratory Services            Title    Director, Contract Administration
              -------------------------------------              ------------------------------------

Date                            5/31/00                    Date                       6/7/00
              -------------------------------------              ------------------------------------


SIGNATURE BY BOTH PARTIES CONSTITUTES A LEGAL AND BINDING AGREEMENT

                                  ATTACHMENT A


                   MANAGED HEALTHCARE ASSOCIATES, INC. (MHA)
                              LOUISVILLE, KENTUCKY

                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
      3124        11-Deoxycortisol                                                                         [***]*
      3190        17-Hydroxyprogesterone                                                                   [***]*
      3492        2-Methylcitric Acid                                                                      [***]*
      4908        5-Fluorocytosine                                                                         [***]*
     4908P        5-Fluorocytosine Peak & Trough                                                           [***]*
      3310        5-Hydroxyindoleacetic Acid 24hr Urine                                                    [***]*
     3310UR       5-Hydroxyindoleacetic Acid Urine Random                                                  [***]*
      3286        5-Hydroxytryptamine [Serotonin]                                                          [***]*
     3286U        5-Hydroxytryptamine 24hr Urine [Serotonin]                                               [***]*
     3286UR       5-Hydroxytryptamine Urine Random [Serotonin]                                             [***]*
      4174        5-Nucleotidase                                                                           [***]*
      2434        Acanthamoeba Culture                                                                     [***]*
      4100        Acetaminophen                                                                            [***]*
      1410        Acetylcholine Receptor Binding Autoantibodies                                            [***]*
      1412        Acetylcholine Receptor Blocking Autoantibodies                                           [***]*
      1413        Acetylcholine Receptor Modulating Autoantibodies                                         [***]*
      5900        Activated Protein C Resistance                                                           [***]*
     1678C        Additional Surface Marker [Oncology]                                                     [***]*
      1678        Additional Surface Markers                                                               [***]*
      3131        Adenosine Deaminase                                                                      [***]*
      2501        Adenovirus Abs                                                                           [***]*
     2501C        Adenovirus Abs CSF                                                                       [***]*
      2509        Adenovirus Ag Detection                                                                  [***]*
      7589        Adenovirus DNA DetectR                                                                   [***]*
      2444        Adenovirus Enteric Types 40/41 Ag Detection                                              [***]*
      8056        Adenovirus IgG Abs                                                                       [***]*
     8056C        Adenovirus IgG Abs CSF                                                                   [***]*
      7700        Adenovirus IgG Antibody Index                                                            [***]*
      1130        Adrenal Total Autoantibodies                                                             [***]*
      3102        Adrenocorticotropic Hormone                                                              [***]*
      5774        Aerobic Bacterial Culture: Blood                                                         [***]*
      5802        Aerobic Bacterial Culture: Environmental                                                 [***]*
      5801        Aerobic Bacterial Culture: Eye / Ear                                                     [***]*
      5776        Aerobic Bacterial Culture: Genital                                                       [***]*
      5775        Aerobic Bacterial Culture: Respiratory                                                   [***]*
      5771        Aerobic Bacterial Culture: Routine Miscellaneous                                         [***]*
      5700        Aerobic Bacterial Culture: Stool Comprehensive                                           [***]*
      5772        Aerobic Bacterial Culture: Throat                                                        [***]*
      5773        Aerobic Bacterial Culture: Urine                                                         [***]*
      2950        Aerobic Bacterial Identification                                                         [***]*
      5714        Aerobic Suscept: Aminoglycoside MIC,  High Level                                         [***]*
    5668AMD       Aerobic Suscept: Custom Drug-Amdinocillin                                                [***]*
    5668AMI       Aerobic Suscept: Custom Drug-Amikacin                                                    [***]*
    5668AMP1      Aerobic Suscept: Custom Drug-Ampicillin                                                  [***]*
    5668AUG       Aerobic Suscept: Custom Drug-Augmentin                                                   [***]*
    5668AZI       Aerobic Suscept: Custom Drug-Azithromycin                                                [***]*
    5668AZT       Aerobic Suscept: Custom Drug-Aztreonam                                                   [***]*
    5668CAR       Aerobic Suscept: Custom Drug-Carbenicillin                                               [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
    5668CEF1      Aerobic Suscept: Custom Drug-Cefaclor                                                    [***]*
    5668CEF3      Aerobic Suscept: Custom Drug-Cefazolin                                                   [***]*
    5668CEF4      Aerobic Suscept: Custom Drug-Cefixime                                                    [***]*
    5668CEF5      Aerobic Suscept: Custom Drug-Cefonicid                                                   [***]*
    5668CEF6      Aerobic Suscept: Custom Drug-Cefoperazone                                                [***]*
    5668CEF8      Aerobic Suscept: Custom Drug-Cefotetan                                                   [***]*
    5668CEF9      Aerobic Suscept: Custom Drug-Cefoxitin                                                   [***]*
    5668CF15      Aerobic Suscept: Custom Drug-Cefpodoxime                                                 [***]*
    5668CF10      Aerobic Suscept: Custom Drug-Ceftazidime                                                 [***]*
    5668CF14      Aerobic Suscept: Custom Drug-Ceftibuten                                                  [***]*
    5668CF11      Aerobic Suscept: Custom Drug-Ceftizoxime                                                 [***]*
    5668CF12      Aerobic Suscept: Custom Drug-Ceftriaxone                                                 [***]*
    5668CF13      Aerobic Suscept: Custom Drug-Cefuroxime                                                  [***]*
    5668CHL       Aerobic Suscept: Custom Drug-Chloramphenicol                                             [***]*
    5668CIP       Aerobic Suscept: Custom Drug-Ciprofloxacin                                               [***]*
    5668CLA       Aerobic Suscept: Custom Drug-Clarithromycin                                              [***]*
    5668CLI       Aerobic Suscept: Custom Drug-Clindamycin                                                 [***]*
    5668ERY       Aerobic Suscept: Custom Drug-Erythromycin                                                [***]*
    5668GEN       Aerobic Suscept: Custom Drug-Gentamicin                                                  [***]*
    5668IMI       Aerobic Suscept: Custom Drug-Imipenem                                                    [***]*
    5668LEV       Aerobic Suscept: Custom Drug-Levofloxacin                                                [***]*
    5668NET       Aerobic Suscept: Custom Drug-Netilmicin                                                  [***]*
    5668NIT       Aerobic Suscept: Custom Drug-Nitrofurantoin                                              [***]*
    5668NOR       Aerobic Suscept: Custom Drug-Norfloxacin                                                 [***]*
    5668OXA       Aerobic Suscept: Custom Drug-Oxacillin                                                   [***]*
    5668PEN       Aerobic Suscept: Custom Drug-Penicillin G                                                [***]*
    5668PIP1      Aerobic Suscept: Custom Drug-Piperacillin                                                [***]*
    5668RIF       Aerobic Suscept: Custom Drug-Rifampin                                                    [***]*
    5668STR       Aerobic Suscept: Custom Drug-Streptomycin                                                [***]*
    5668TET       Aerobic Suscept: Custom Drug-Tetracycline                                                [***]*
    5668TIC       Aerobic Suscept: Custom Drug-Ticarcillin                                                 [***]*
    5668TOB       Aerobic Suscept: Custom Drug-Tobramycin                                                  [***]*
    5668TRI       Aerobic Suscept: Custom Drug-Trimethoprim/Sulfamethoxazole                               [***]*
    5668VAN       Aerobic Suscept: Custom Drug-Vancomycin                                                  [***]*
    5675AMI       Aerobic Suscept: Custom MIC - Amikacin                                                   [***]*
    5675AMP2      Aerobic Suscept: Custom MIC - AMP/Sulbactam                                              [***]*
    5675AMP1      Aerobic Suscept: Custom MIC - Ampicillin                                                 [***]*
    5675AUG       Aerobic Suscept: Custom MIC - Augmentin                                                  [***]*
    5675AZI       Aerobic Suscept: Custom MIC - Azithromycin                                               [***]*
    5675AZT       Aerobic Suscept: Custom MIC - Aztreonam                                                  [***]*
    5675BEN       Aerobic Suscept: Custom MIC - Benzylpenicillin                                           [***]*
    5675CAR       Aerobic Suscept: Custom MIC - Carbenicillin                                              [***]*
    5675CEF1      Aerobic Suscept: Custom MIC - Cefaclor                                                   [***]*
    5675CEF3      Aerobic Suscept: Custom MIC - Cefazolin                                                  [***]*
    5675CF14      Aerobic Suscept: Custom MIC - Cefepime                                                   [***]*
    5675CEF4      Aerobic Suscept: Custom MIC - Cefixime                                                   [***]*
    5675CEF6      Aerobic Suscept: Custom MIC - Cefoperazone                                               [***]*
    5675CEF7      Aerobic Suscept: Custom MIC - Cefotaxime                                                 [***]*
    5675CEF8      Aerobic Suscept: Custom MIC - Cefotetan                                                  [***]*
    5675CEF9      Aerobic Suscept: Custom MIC - Cefoxitin                                                  [***]*
    5675CF15      Aerobic Suscept: Custom MIC - Cefpodoxime                                                [***]*
    5675CF10      Aerobic Suscept: Custom MIC - Ceftazidime                                                [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
    5675CF11      Aerobic Suscept: Custom MIC - Ceftizoxime                                                [***]*
    5675CF12      Aerobic Suscept: Custom MIC - Ceftriaxone                                                [***]*
    5675CF13      Aerobic Suscept: Custom MIC - Cefuroxime                                                 [***]*
    5675CEP       Aerobic Suscept: Custom MIC - Cephalothin                                                [***]*
    5675CHL       Aerobic Suscept: Custom MIC - Chloramphenicol                                            [***]*
    5675CIP       Aerobic Suscept: Custom MIC - Ciprofloxacin                                              [***]*
    5675CLA       Aerobic Suscept: Custom MIC - Clarithromycin                                             [***]*
    5675CLI       Aerobic Suscept: Custom MIC - Clindamycin                                                [***]*
    5675ERY       Aerobic Suscept: Custom MIC - Erythromycin                                               [***]*
    5675GEN       Aerobic Suscept: Custom MIC - Gentamicin                                                 [***]*
    5675IMI       Aerobic Suscept: Custom MIC - Imipenem                                                   [***]*
    5675LEV       Aerobic Suscept: Custom MIC - Levofloxacin (Levaquin)                                    [***]*
    5675LOM       Aerobic Suscept: Custom MIC - Lomefloxacin                                               [***]*
    5675MEZ       Aerobic Suscept: Custom MIC - Mezlocillin                                                [***]*
    5675MIN       Aerobic Suscept: Custom MIC - Minocycline                                                [***]*
    5675NIT       Aerobic Suscept: Custom MIC - Nitrofurantoin                                             [***]*
    5675NOR       Aerobic Suscept: Custom MIC - Norfloxacin                                                [***]*
    5675OFL       Aerobic Suscept: Custom MIC - Ofloxacin                                                  [***]*
    5675OXA       Aerobic Suscept: Custom MIC - Oxacillin                                                  [***]*
    5675PEN       Aerobic Suscept: Custom MIC - Penicillin G                                               [***]*
    5675PIP1      Aerobic Suscept: Custom MIC - Piperacillin                                               [***]*
    5675PIP2      Aerobic Suscept: Custom MIC - Piperacillin/Tazobactam                                    [***]*
    5675QUI       Aerobic Suscept: Custom MIC - Quinupristin/Dalfopristin                                  [***]*
    5675RIF       Aerobic Suscept: Custom MIC - Rifampin                                                   [***]*
    5675STR       Aerobic Suscept: Custom MIC - Streptomycin                                               [***]*
    5675SUL1      Aerobic Suscept: Custom MIC - Sulfadiazine                                               [***]*
    5675TET       Aerobic Suscept: Custom MIC - Tetracycline                                               [***]*
    5675TIM       Aerobic Suscept: Custom MIC - Timentin                                                   [***]*
    5675TOB       Aerobic Suscept: Custom MIC - Tobramycin                                                 [***]*
    5675TRI       Aerobic Suscept: Custom MIC - Trim/Sulfa                                                 [***]*
    5675TRO       Aerobic Suscept: Custom MIC - Trovafloxacin                                              [***]*
    5675VAN       Aerobic Suscept: Custom MIC - Vancomycin                                                 [***]*
    5676AMI       Aerobic Suscept: Custom MIC & MBC - Amikacin                                             [***]*
    5676AMP2      Aerobic Suscept: Custom MIC & MBC - AMP/Sulbactam                                        [***]*
    5676AMP1      Aerobic Suscept: Custom MIC & MBC - Ampicillin                                           [***]*
    5676AZT       Aerobic Suscept: Custom MIC & MBC - Aztreonam                                            [***]*
    5676CAR       Aerobic Suscept: Custom MIC & MBC - Carbenicillin                                        [***]*
    5676CEF1      Aerobic Suscept: Custom MIC & MBC - Cefaclor                                             [***]*
    5676CEF3      Aerobic Suscept: Custom MIC & MBC - Cefazolin                                            [***]*
    5676CF14      Aerobic Suscept: Custom MIC & MBC - Cefepime                                             [***]*
    5676CEF4      Aerobic Suscept: Custom MIC & MBC - Cefixime                                             [***]*
    5676CEF6      Aerobic Suscept: Custom MIC & MBC - Cefoperazone                                         [***]*
    5676CEF7      Aerobic Suscept: Custom MIC & MBC - Cefotaxime                                           [***]*
    5676CEF8      Aerobic Suscept: Custom MIC & MBC - Cefotetan                                            [***]*
    5676CEF9      Aerobic Suscept: Custom MIC & MBC - Cefoxitin                                            [***]*
    5676CF15      Aerobic Suscept: Custom MIC & MBC - Cefpodoxime                                          [***]*
    5676CF10      Aerobic Suscept: Custom MIC & MBC - Ceftazidime                                          [***]*
    5676CF11      Aerobic Suscept: Custom MIC & MBC - Ceftizoxime                                          [***]*
    5676CF12      Aerobic Suscept: Custom MIC & MBC - Ceftriaxone                                          [***]*
    5676CF13      Aerobic Suscept: Custom MIC & MBC - Cefuroxime                                           [***]*
    5676CEP       Aerobic Suscept: Custom MIC & MBC - Cephalothin                                          [***]*
    5676CHL       Aerobic Suscept: Custom MIC & MBC - Chloramphenicol                                      [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
    5676CIP       Aerobic Suscept: Custom MIC & MBC - Ciprofloxacin                                        [***]*
    5676CLA       Aerobic Suscept: Custom MIC & MBC - Clarithromycin                                       [***]*
    5676CLI       Aerobic Suscept: Custom MIC & MBC - Clindamycin                                          [***]*
    5676ERY       Aerobic Suscept: Custom MIC & MBC - Erythromycin                                         [***]*
    5676GEN       Aerobic Suscept: Custom MIC & MBC - Gentamicin                                           [***]*
    5676IMI       Aerobic Suscept: Custom MIC & MBC - Imipenem                                             [***]*
    5676NIT       Aerobic Suscept: Custom MIC & MBC - Nitrofurantoin                                       [***]*
    5676NOR       Aerobic Suscept: Custom MIC & MBC - Norfloxacin                                          [***]*
    5676OFL       Aerobic Suscept: Custom MIC & MBC - Ofloxacin                                            [***]*
    5676OXA       Aerobic Suscept: Custom MIC & MBC - Oxacillin                                            [***]*
    5676PEN       Aerobic Suscept: Custom MIC & MBC - Penicillin G                                         [***]*
    5676PIP1      Aerobic Suscept: Custom MIC & MBC - Piperacillin                                         [***]*
    5676PIP2      Aerobic Suscept: Custom MIC & MBC - Piperacillin/Tazobactam                              [***]*
    5676QUI       Aerobic Suscept: Custom MIC & MBC - Quinupristin/Dalfopristin                            [***]*
    5676RIF       Aerobic Suscept: Custom MIC & MBC - Rifampin                                             [***]*
    5676STR       Aerobic Suscept: Custom MIC & MBC - Streptomycin                                         [***]*
    5676TET       Aerobic Suscept: Custom MIC & MBC - Tetracycline                                         [***]*
    5676TOB       Aerobic Suscept: Custom MIC & MBC - Tobramycin                                           [***]*
    5676TRI       Aerobic Suscept: Custom MIC & MBC - Trimethoprim/Sulfa                                   [***]*
    5676TRO       Aerobic Suscept: Custom MIC & MBC - Trovafloxacin                                        [***]*
    5676VAN       Aerobic Suscept: Custom MIC & MBC - Vancomycin                                           [***]*
    5676LEV       Aerobic Suscept: Custom Mic & Mbc-Levofloxacin (Levaquin)                                [***]*
      5687        Aerobic Suscept: Gram Neg Resist MIC Panel Urine/Non-Urine                               [***]*
      5667        Aerobic Suscept: Gram Neg Resist Panel Urine/Non-urine                                   [***]*
      5685        Aerobic Suscept: Gram Negative MIC Panel Urine/Non-urine                                 [***]*
      5665        Aerobic Suscept: Gram Negative Panel Urine/Non-urine                                     [***]*
      5686        Aerobic Suscept: Gram Positive MIC Panel Urine/Non-urine                                 [***]*
      5666        Aerobic Suscept: Gram Positive Panel Urine/Non-urine                                     [***]*
      5713        Aerobic Suscept: Haemophilus influenzae MIC Panel                                        [***]*
      9015        Aerobic Suscept: Nocardia / Streptomyces MIC & MBC Panel                                 [***]*
      9014        Aerobic Suscept: Nocardia / Streptomyces MIC Panel                                       [***]*
      5712        Aerobic Suscept: Streptococcus pneumoniae MIC Panel                                      [***]*
      2417        AFB Culture                                                                              [***]*
      2419        AFB Culture & Stain                                                                      [***]*
      5648        AFB Identification Mycobacterium spp. by HPLC                                            [***]*
      2935        AFB Identification Mycobacterium spp. rRNA                                               [***]*
      5320        AFB Stain                                                                                [***]*
    5652CLA       AFB Suscept: Custom Disk Diffusion-Clarithromycin                                        [***]*
    5652ETH       AFB Suscept: Custom Disk Diffusion-Ethambutol                                            [***]*
    5652MIN       AFB Suscept: Custom Disk Diffusion-Minocycline                                           [***]*
    5652RIF       AFB Suscept: Custom Disk Diffusion-Rifampin                                              [***]*
    5652TRI       AFB Suscept: Custom Disk Diffusion-Trim/Sulfa                                            [***]*
    5655AMI       AFB Suscept: Custom Drug for Rapid Growers-Amikacin                                      [***]*
    5655CEF       AFB Suscept: Custom Drug for Rapid Growers-Cefoxitin                                     [***]*
    5655CIP       AFB Suscept: Custom Drug for Rapid Growers-Ciprofloxacin                                 [***]*
    5655CLA       AFB Suscept: Custom Drug for Rapid Growers-Clarithromycin                                [***]*
    5655DOX       AFB Suscept: Custom Drug for Rapid Growers-Doxycycline                                   [***]*
    5655ERY       AFB Suscept: Custom Drug for Rapid Growers-Erythromycin                                  [***]*
    5655GEN       AFB Suscept: Custom Drug for Rapid Growers-Gentamicin                                    [***]*
    5655IMI       AFB Suscept: Custom Drug for Rapid Growers-Imipenem                                      [***]*
    5655KAN       AFB Suscept: Custom Drug for Rapid Growers-Kanamycin                                     [***]*
    5655MIN       AFB Suscept: Custom Drug for Rapid Growers-Minocycline                                   [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
    5655OFL       AFB Suscept: Custom Drug for Rapid Growers-Ofloxacin                                     [***]*
    5655TOB       AFB Suscept: Custom Drug for Rapid Growers-Tobramycin                                    [***]*
    5768AMI       AFB Suscept: Custom Drug Mycobacterium spp.-Amikacin                                     [***]*
    5768ANS       AFB Suscept: Custom Drug Mycobacterium spp.-Ansamycin                                    [***]*
    5768AZI       AFB Suscept: Custom Drug Mycobacterium spp.-Azithromycin                                 [***]*
    5768CAP       AFB Suscept: Custom Drug Mycobacterium spp.-Capreomycin                                  [***]*
    5768CIP       AFB Suscept: Custom Drug Mycobacterium spp.-Ciprofloxacin                                [***]*
    5768CLA       AFB Suscept: Custom Drug Mycobacterium spp.-Clarithromycin                               [***]*
    5768CLO       AFB Suscept: Custom Drug Mycobacterium spp.-Clofazimine                                  [***]*
    5768CYC       AFB Suscept: Custom Drug Mycobacterium spp.-Cycloserine                                  [***]*
    5768ET1       AFB Suscept: Custom Drug Mycobacterium spp.-Ethambutol                                   [***]*
    5768ET2       AFB Suscept: Custom Drug Mycobacterium spp.-Ethionamide                                  [***]*
    5768ISO       AFB Suscept: Custom Drug Mycobacterium spp.-Isoniazid                                    [***]*
    5768PAS       AFB Suscept: Custom Drug Mycobacterium spp.-p-Aminosalicylic                             [***]*
    5768PYR       AFB Suscept: Custom Drug Mycobacterium spp.-Pyrazinamide                                 [***]*
    5768RIF       AFB Suscept: Custom Drug Mycobacterium spp.-Rifampin                                     [***]*
    5768STR       AFB Suscept: Custom Drug Mycobacterium spp.-Streptomycin                                 [***]*
    5654PAS       AFB Suscept: Custom Drug Radiomet Assay-p-Aminosalic Acid                                [***]*
     5654AM       AFB Suscept: Custom Drug Radiometric Assay-Amikacin                                      [***]*
     5654CA       AFB Suscept: Custom Drug Radiometric Assay-Capreomycin                                   [***]*
     5654CI       AFB Suscept: Custom Drug Radiometric Assay-Ciprofloxacin                                 [***]*
     5654CL       AFB Suscept: Custom Drug Radiometric Assay-Clofazamine                                   [***]*
    5654ET1       AFB Suscept: Custom Drug Radiometric Assay-Ethambutol                                    [***]*
    5654ET2       AFB Suscept: Custom Drug Radiometric Assay-Ethionamide                                   [***]*
     5654IS       AFB Suscept: Custom Drug Radiometric Assay-Isoniazid                                     [***]*
     5654KA       AFB Suscept: Custom Drug Radiometric Assay-Kanamycin                                     [***]*
     5654PY       AFB Suscept: Custom Drug Radiometric Assay-Pyrazinamide                                  [***]*
     5654RI       AFB Suscept: Custom Drug Radiometric Assay-Rifampin                                      [***]*
     5654ST       AFB Suscept: Custom Drug Radiometric Assay-Streptomycin                                  [***]*
      5657        AFB Suscept: M. tuberculosis Comprehensive Panel [Agar Prop]                             [***]*
      5646        AFB Suscept: M. tuberculosis Primary Panel [Agar Prop]                                   [***]*
      5649        AFB Suscept: M. tuberculosis Primary Radiometric Panel                                   [***]*
      5647        AFB Suscept: M. tuberculosis Secondary Panel [Agar Prop]                                 [***]*
      5650        AFB Suscept: M. tuberculosis Secondary Radiometric Panel                                 [***]*
      5659        AFB Suscept: MAI (MAC) Comprehensive Panel [Agar Prop]                                   [***]*
      5651        AFB Suscept: MAI (MAC) Radiometric MIC Panel                                             [***]*
      5656        AFB Suscept: MAI (MAC) Synergy Study (Drug Combination)                                  [***]*
      5653        AFB Suscept: Mycobacterium spp. Panel                                                    [***]*
      5652        AFB Suscept: Mycobacterium spp. Rapid Grower Panel                                       [***]*
      1510        Albumin                                                                                  [***]*
     1510C        Albumin CSF                                                                              [***]*
     1510F        Albumin Fluid                                                                            [***]*
      1555        Albumin Quotient                                                                         [***]*
      4102        Alcohol,  Ethyl                                                                          [***]*
     4102U        Alcohol,  Ethyl Urine                                                                    [***]*
     4102W        Alcohol,  Ethyl Whole Blood                                                              [***]*
      1392        Aldolase                                                                                 [***]*
      3104        Aldosterone                                                                              [***]*
     3104U        Aldosterone,  24hr Urine                                                                 [***]*
     3104UR       Aldosterone,  Urine Random                                                               [***]*
      3996        Alkaline Phosphatase Isoenzymes                                                          [***]*
      3974        Alkaline Phosphatase,  Bone Specific                                                     [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
      3930        Alkaline Phosphatase,  Total                                                             [***]*
      1525        Alpha-1-Acid Glycoprotein                                                                [***]*
      1513        Alpha-1-Antitrypsin                                                                      [***]*
      1514        Alpha-1-Antitrypsin Phenotyping                                                          [***]*
      3280        Alpha-2-Antiplasmin                                                                      [***]*
      1512        Alpha-2-Macroglobulin                                                                    [***]*
     1512U        Alpha-2-Macroglobulin Urine                                                              [***]*
      3108        Alpha-Fetoprotein - Maternal,  Serum                                                     [***]*
      3111        Alpha-Fetoprotein - Prenatal,  Amniotic Fluid                                            [***]*
      3109        Alpha-Fetoprotein - Tumor Marker                                                         [***]*
     3109SR       Alpha-Fetoprotein - Tumor Marker w/ Serial Graphics                                      [***]*
      3028        Alpha-Fetoprotein & Human Chorionic Gonadotropin                                         [***]*
     3028SR       Alpha-Fetoprotein & Human Chorionic Gonadotropin w/Serial Gr                             [***]*
     3109F        Alpha-Fetoprotein Body Fluid - not for prenatal testing                                  [***]*
     3109C        Alpha-Fetoprotein CSF                                                                    [***]*
      3110        Alpha-Fetoprotein Triple Screen 2.0 (Triple Marker Screen)                               [***]*
      3091        Alpha-Fetoprotein Triple Screen 2.5 (Triple Marker Screen)                               [***]*
      4912        Alprazolam                                                                               [***]*
      1347        ALT (SGPT)                                                                               [***]*
     4862U        Aluminum 24hr Urine                                                                      [***]*
     4862D        Aluminum Dialysate                                                                       [***]*
     4862SR       Aluminum Serial Graphics                                                                 [***]*
      4862        Aluminum Serum                                                                           [***]*
     4862UR       Aluminum Urine Random                                                                    [***]*
     4862W        Aluminum Whole Blood                                                                     [***]*
      4900        Amikacin                                                                                 [***]*
     4900P        Amikacin Peak & Trough                                                                   [***]*
      4991        Amino Acid Profile Quant Plasma                                                          [***]*
      4993        Amino Acid Profile Quant Plasma with Interpretation                                      [***]*
      4147        Amiodarone and Metabolites                                                               [***]*
      4914        Amitriptyline and Nortriptyline                                                          [***]*
     4106U        Amphetamine / Methamphetamine Urine                                                      [***]*
      3844        Amylase                                                                                  [***]*
      3846        Amylase Isoenzymes                                                                       [***]*
      1127        ANA, DsDna, SS-A/SS-B, ENA, Scl-70 Autoabs                                               [***]*
      5708        Anaerobic Bacterial Culture                                                              [***]*
      5709        Anaerobic Bacterial Identification                                                       [***]*
      5711        Anaerobic Bacterial MIC Susceptibility                                                   [***]*
      1000        ANAlyzer-Registered Tradmark-                                                            [***]*
      1118        ANAlyzer-Registered Tradmark-  Reflexive Testing [with Tissue Abs]                       [***]*
      1005        ANAlyzer-Registered Tradmark-  without ANA                                               [***]*
      1006        ANAlyzer-Registered Tradmark-  without Rheumatoid Factor                                 [***]*
      3106        Androstanediol Glucuronide                                                               [***]*
      3112        Androstenedione                                                                          [***]*
      1529        Angioedema Evaluation                                                                    [***]*
      3114        Angiotensin Converting Enzyme                                                            [***]*
     3114C        Angiotensin Converting Enzyme CSF                                                        [***]*
      2019        Anovulatory Evaluation                                                                   [***]*
      9850        Antibody Index                                                                           [***]*
      2101        Antibody-coated Bacteria                                                                 [***]*
      2351        Antideoxyribonuclease-B Abs                                                              [***]*
      3116        Antidiuretic Hormone                                                                     [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
      5677        Antimicrobial Serum Inhibitory-Cidal Level                                               [***]*
      4397        Antimony                                                                                 [***]*
     4397U        Antimony 24hr Urine                                                                      [***]*
     4397UR       Antimony Urine Random                                                                    [***]*
     4397W        Antimony Whole Blood                                                                     [***]*
      1862        Antineutrophil Cytoplasmic Autoantibodies                                                [***]*
      1066        Antinuclear Abs Evaluation w/ C3                                                         [***]*
      1065        Antinuclear Abs Evaluation w/ C4                                                         [***]*
      1003        Antinuclear Abs Panel                                                                    [***]*
      1126        Antinuclear Abs Profile                                                                  [***]*
      1125        Antinuclear Abs Profile #1                                                               [***]*
      1121        Antinuclear Abs Reflex to Profile                                                        [***]*
      1120        Antinuclear Abs Reflex to Profile #1                                                     [***]*
      1124        Antinuclear Abs Reflex to Profile #2 + Cardiolipins & TPO                                [***]*
      1100        Antinuclear Abs w/ International Units & Pattern                                         [***]*
     1100F        Antinuclear Abs w/ International Units & Pattern Body Fluid                              [***]*
      1122        Antinuclear Abs w/ International Units & Titer                                           [***]*
      3562        Antioxidant Index,  Blood                                                                [***]*
      3560        Antioxidant Status,  Total                                                               [***]*
      1776        Antiphospholipid Eval & Phosphoglycerol/Phosphoinositol                                  [***]*
      1080        Antiphospholipid Syndrome Evaluation                                                     [***]*
     1080S        Antiphospholipid Syndrome Evaluation w/o LA                                              [***]*
      1082        Antiphospholipid Syndrome Evaluation,  Expanded                                          [***]*
      2376        Antistreptolysin O Abs (ASO)                                                             [***]*
      5952        Antithrombin III Evaluation                                                              [***]*
      5951        Antithrombin III Functional                                                              [***]*
      3253        Antithrombin III Plasma Ag                                                               [***]*
      1916        Apo E GenotypR (for all purp except late-onset Alzheimers)                               [***]*
      1901        Apolipoprotein A-1                                                                       [***]*
      1903        Apolipoprotein B                                                                         [***]*
      1900        Apolipoprotein Evaluation                                                                [***]*
      8226        Arbovirus IgM Abs                                                                        [***]*
     8226C        Arbovirus IgM Abs CSF                                                                    [***]*
      7800        Arbovirus IgM Antibody Index                                                             [***]*
      9525        Arbovirus RNA DetectR                                                                    [***]*
      9521        Arbovirus Total Abs                                                                      [***]*
     9521C        Arbovirus Total Abs CSF                                                                  [***]*
     4867U        Arsenic 24hr Urine                                                                       [***]*
      4867        Arsenic Serum                                                                            [***]*
     4867UI       Arsenic Urine Industrial                                                                 [***]*
     4867UR       Arsenic Urine Random                                                                     [***]*
     4867W        Arsenic Whole Blood                                                                      [***]*
     4867L        Arsenic,  Liquid                                                                         [***]*
      5004        Arthritis Evaluation                                                                     [***]*
      5001        Arthritis Evaluation #1                                                                  [***]*
      5003        Arthritis Evaluation #3                                                                  [***]*
      5002        Arthritis Evaluation A                                                                   [***]*
      1010        Arthritis Evaluation B                                                                   [***]*
      5011        Arthritis-Spondylitis Evaluation                                                         [***]*
      5012        Arthritis-Spondylitis Evaluation #2                                                      [***]*
      5013        Arthritis-Spondylitis Evaluation #3                                                      [***]*
      5014        Arthritis-Spondylitis Evaluation #4                                                      [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
      5015        Arthritis-Spondylitis Evaluation #5                                                      [***]*
      7598        Aseptic Meningitis DetectR                                                               [***]*
      2326        Aspergillus Abs [DD]                                                                     [***]*
      9941        Aspergillus Abs Panel                                                                    [***]*
     9941C        Aspergillus Abs Panel CSF                                                                [***]*
      2316        Aspergillus Evaluation                                                                   [***]*
      9961        Aspergillus IgG Abs                                                                      [***]*
     9961C        Aspergillus IgG Abs CSF                                                                  [***]*
      9932        Aspergillus IgG Antibody Index                                                           [***]*
      9946        Aspergillus IgM Abs                                                                      [***]*
     9946C        Aspergillus IgM Abs CSF                                                                  [***]*
      2506        Aspergillus Total Abs [CF]                                                               [***]*
     2506C        Aspergillus Total Abs [CF] CSF                                                           [***]*
     2326C        Aspergillus Total Abs [DD] CSF                                                           [***]*
      1345        AST (SGOT)                                                                               [***]*
      2011        Atypical Pneumonia Abs Evaluation                                                        [***]*
      5918        Autoimmune Hepatitis EvaluatR                                                            [***]*
      5916        Autoimmune Hepatitis EvaluatR PLUS                                                       [***]*
      2161        Babesia microti IgG & IgM Abs                                                            [***]*
     2161C        Babesia microti IgG & IgM Abs CSF                                                        [***]*
      2136        Babesia microti IgG Abs                                                                  [***]*
      2141        Babesia microti IgM Abs                                                                  [***]*
      2146        Babesia spp. Organism Detection                                                          [***]*
      2151        Babesiosis Evaluation                                                                    [***]*
      9601        Bacterial Ag Detection                                                                   [***]*
     9601C        Bacterial Ag Detection CSF                                                               [***]*
     9601U        Bacterial Ag Detection Urine                                                             [***]*
      4072        Bacterial Permeability-increasing (BPI) Protein Autoabs Eval                             [***]*
      4108        Barbiturates                                                                             [***]*
     4108U        Barbiturates Urine                                                                       [***]*
      8861        Bartonella henselae & B. quintana DNA DetectR                                            [***]*
      8863        Bartonella henselae & B. quintana IgG & IgM Abs SeroDx                                   [***]*
      8857        Bartonella henselae CNS Infection Evaluation                                             [***]*
      8851        Bartonella henselae IgG & IgM Abs                                                        [***]*
     8851C        Bartonella henselae IgG & IgM Abs CSF                                                    [***]*
      8855        Bartonella henselae IgG & IgM Antibody Index                                             [***]*
      7511        Bartonella quintana DNA DetectR                                                          [***]*
      8864        Bartonella quintana IgG & IgM Abs                                                        [***]*
      2413        Bartonella spp. Culture                                                                  [***]*
      1888        bcl-2 Gene Translocation [SB]                                                            [***]*
      1890        bcr/abl Gene Rearrangement [SB]                                                          [***]*
      5350        bcr/abl Gene Translocation [PCR]                                                         [***]*
      1592        Bence-Jones Protein Evaluation (Qual w/Reflex to Quant)                                  [***]*
      4110        Benzodiazepine Screen Serum                                                              [***]*
     4110U        Benzodiazepine Screen Urine                                                              [***]*
      4073        Benztropine [cogentin]                                                                   [***]*
      1470        Beryllium-induced Lymphocyte Proliferation                                               [***]*
      1083        Beta-2-Glycoprotein I IgG,  IgM & IgA Autoabs [Beta-2-GPI]                               [***]*
      3143        Beta-2-Microglobulin                                                                     [***]*
     3143C        Beta-2-Microglobulin CSF                                                                 [***]*
     3143F        Beta-2-Microglobulin Fluid                                                               [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
     3143U        Beta-2-Microglobulin Urine                                                               [***]*
     3143SR       Beta-2-Microglobulin w/Serial Graphics                                                   [***]*
      3886        Beta-chemokine Panel                                                                     [***]*
      3187        Beta-hCG Pregnancy                                                                       [***]*
      3575        Beta-Hydroxybutrate                                                                      [***]*
      4970        Beta-Thalassemia and Hemoglobinopathy Screen                                             [***]*
      5941        Beta-Thromboglobulin                                                                     [***]*
      5300        Bicarbonate                                                                              [***]*
      5313        Bilirubin Fractionated                                                                   [***]*
      3554        Bilirubin,  Total                                                                        [***]*
      9617        Bladder Tumor Antigen                                                                    [***]*
      8346        Blastomyces IgG Abs                                                                      [***]*
     8346C        Blastomyces IgG Abs CSF                                                                  [***]*
      8340        Blastomyces IgG Antibody Index                                                           [***]*
      2511        Blastomyces Total Abs [CF]                                                               [***]*
     2511C        Blastomyces Total Abs [CF] CSF                                                           [***]*
      2328        Blastomyces Total Abs [DD]                                                               [***]*
     2328C        Blastomyces Total Abs [DD] CSF                                                           [***]*
      2428        Bordetella pertussis / parapertussis Ag Detection                                        [***]*
      2416        Bordetella pertussis / parapertussis Culture                                             [***]*
      2430        Bordetella pertussis / parapertussis Evaluation                                          [***]*
      9671        Bordetella pertussis / parapertussis IgG Abs                                             [***]*
     9671C        Bordetella pertussis / parapertussis IgG Abs CSF                                         [***]*
      9676        Bordetella pertussis / parapertussis IgG,  IgM & IgA Abs                                 [***]*
     9676C        Bordetella pertussis / parapertussis IgG, IgM & IgA Abs CSF                              [***]*
      9681        Bordetella pertussis / parapertussis IgM & IgA Abs                                       [***]*
     9681C        Bordetella pertussis / parapertussis IgM & IgA Abs CSF                                   [***]*
      9686        Bordetella pertussis / parapertussis IgM Abs                                             [***]*
      7570        Borrelia burgdorferi DNA DetectR                                                         [***]*
      8941        Borrelia burgdorferi IgG & IgM Abs [EIA]                                                 [***]*
     8941C        Borrelia burgdorferi IgG & IgM Abs [EIA] CSF                                             [***]*
     8941SF       Borrelia burgdorferi IgG & IgM Abs [EIA] Syn Fluid                                       [***]*
      7711        Borrelia burgdorferi IgG & IgM Abs [IB]                                                  [***]*
     7711B        Borrelia burgdorferi IgG & IgM Abs [IB] + bands                                          [***]*
     7711C        Borrelia burgdorferi IgG & IgM Abs [IB] CSF                                              [***]*
     7711CB       Borrelia burgdorferi IgG & IgM Abs [IB] CSF + bands                                      [***]*
    7711BNY       Borrelia burgdorferi IgG & IgM Abs [IB] New York + bands                                 [***]*
     7711SF       Borrelia burgdorferi IgG & IgM Abs [IB] Syn Fluid                                        [***]*
    7711SFB       Borrelia burgdorferi IgG & IgM Abs [IB] Syn Fluid + bands                                [***]*
      7716        Borrelia burgdorferi IgG & IgM Abs with IB                                               [***]*
    7716BNY       Borrelia burgdorferi IgG & IgM Abs with IB + bands                                       [***]*
     7716B        Borrelia burgdorferi IgG & IgM Abs with IB + bands                                       [***]*
     7716C        Borrelia burgdorferi IgG & IgM Abs with IB CSF                                           [***]*
     7716CB       Borrelia burgdorferi IgG & IgM Abs with IB CSF + bands                                   [***]*
     7716SF       Borrelia burgdorferi IgG & IgM Abs with IB Syn Fluid                                     [***]*
      8942        Borrelia burgdorferi IgG & IgM Abs with reflex IB + bands                                [***]*
      7970        Borrelia burgdorferi IgG & IgM Antibody Index                                            [***]*
     7970SF       Borrelia burgdorferi IgG & IgM Antibody Index Synovial Fluid                             [***]*
      8951        Borrelia burgdorferi IgG Abs                                                             [***]*
     8951C        Borrelia burgdorferi IgG Abs CSF                                                         [***]*
     8951SF       Borrelia burgdorferi IgG Abs Syn Fluid                                                   [***]*
      8945        Borrelia burgdorferi IgG Antibody Index                                                  [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
     8945SF       Borrelia burgdorferi IgG Antibody Index Synovial Fluid                                   [***]*
      8961        Borrelia burgdorferi IgM Abs                                                             [***]*
     8961C        Borrelia burgdorferi IgM Abs CSF                                                         [***]*
     8961SF       Borrelia burgdorferi IgM Abs Syn Fluid                                                   [***]*
      7975        Borrelia burgdorferi IgM Antibody Index                                                  [***]*
      1646        Borrelia burgdorferi Lymphocyte Proliferation Analysis                                   [***]*
      9396        Borrelia hermsii IgG & IgM Abs                                                           [***]*
     9396C        Borrelia hermsii IgG & IgM Abs CSF                                                       [***]*
      9326        Borrelia hermsii IgG Abs                                                                 [***]*
      9331        Borrelia hermsii IgM Abs                                                                 [***]*
      2415        Borrelia spp. Culture                                                                    [***]*
      1840        Breast Cancer Panel,  Basic                                                              [***]*
      1804        Breast Cancer Profile 1 - Paraffin                                                       [***]*
      1813        Breast Cancer Profile 2 - Paraffin                                                       [***]*
      1819        Breast Cancer Profile 3 - Paraffin                                                       [***]*
      1818        Breast Cancer Profile 3 With Her-2/Neu Reflex                                            [***]*
      1817        Breast Cancer Profile 4 - Paraffin                                                       [***]*
      1812        Breast Cancer Profile 5 - Paraffin                                                       [***]*
      1811        Breast Cancer Profile 6 - Paraffin                                                       [***]*
      1816        Breast Cancer Profile 7 - Paraffin                                                       [***]*
      8836        Brucella abortus IgG Abs                                                                 [***]*
     8836C        Brucella abortus IgG Abs CSF                                                             [***]*
      7695        Brucella abortus IgG Antibody Index                                                      [***]*
     8831C        Brucella abortus IgG, IgM & IgA Abs CSF                                                  [***]*
      8831        Brucella abortus IgG, IgM, & IgA Abs                                                     [***]*
      1116        Brush Border Total Autoabs                                                               [***]*
      8241        Burkholderia (Pseudomonas) pseudomallei IgG & IgM Abs                                    [***]*
     8241C        Burkholderia (Pseudomonas) pseudomallei IgG & IgM Abs CSF                                [***]*
      3121        CA 125                                                                                   [***]*
     3121F        CA 125 Fluid                                                                             [***]*
     3121NY       CA 125 New York                                                                          [***]*
     3121SR       CA 125 w/Serial Graphics                                                                 [***]*
      3119        CA 15-3                                                                                  [***]*
     3119SR       CA 15-3 w/ Serial Graphics                                                               [***]*
      3120        CA 19-9                                                                                  [***]*
     3120F        CA 19-9 Fluid                                                                            [***]*
     3120NY       CA 19-9 New York                                                                         [***]*
     3120SR       CA 19-9 w/Serial Graphics                                                                [***]*
      3134        CA27.29                                                                                  [***]*
     3134NY       CA27.29 New York                                                                         [***]*
     3134SR       CA27.29 w/Serial Graphics                                                                [***]*
     4868U        Cadmium 24hr Urine                                                                       [***]*
      4500        Cadmium Exposure Panel - OSHA - 24hr Urine                                               [***]*
     4500UR       Cadmium Exposure Panel - OSHA - Random Urine                                             [***]*
     4501U        Cadmium Exposure Panel 24hr Urine                                                        [***]*
     4502U        Cadmium Exposure Panel 24hr Urine -  Limited                                             [***]*
     4501UR       Cadmium Exposure Panel Urine Random                                                      [***]*
     4502UR       Cadmium Exposure Panel Urine Random - Limited                                            [***]*
      4868        Cadmium Serum                                                                            [***]*
     4868UR       Cadmium Urine Random                                                                     [***]*
     4868W        Cadmium Whole Blood                                                                      [***]*
      3126        Calcitonin                                                                               [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
      4831        Calcium,  Ionized                                                                        [***]*
      4836        Calcium,  Total                                                                          [***]*
     4836U        Calcium,  Total 24hr Urine                                                               [***]*
     4836UR       Calcium,  Urine Random                                                                   [***]*
      8176        California-La Crosse Encephalitis IgM Abs                                                [***]*
     8176C        California-La Crosse Encephalitis IgM Abs CSF                                            [***]*
      7820        California-La Crosse Encephalitis IgM Antibody Index                                     [***]*
      8926        California-La Crosse Encephalitis Total Abs                                              [***]*
     8926C        California-La Crosse Encephalitis Total Abs CSF                                          [***]*
      8881        Campylobacter fetus Total Abs                                                            [***]*
     8881C        Campylobacter fetus Total Abs CSF                                                        [***]*
      8886        Campylobacter jejuni Total Abs [CF]                                                      [***]*
     8886C        Campylobacter jejuni Total Abs [CF] CSF                                                  [***]*
      8866        Campylobacter jejuni Total Abs [EIA]                                                     [***]*
     8866C        Campylobacter jejuni Total Abs [EIA] CSF                                                 [***]*
      5704        Campylobacter spp. Culture                                                               [***]*
      9190        Candida Ag Detection                                                                     [***]*
      2346        Candida albicans Abs Titer                                                               [***]*
      2344        Candida albicans Evaluation                                                              [***]*
      2343        Candida albicans Evaluation without Ag                                                   [***]*
      2330        Candida albicans Total Abs                                                               [***]*
      4132        Cannabinoids Screen,  Serum                                                              [***]*
     4132U        Cannabinoids Urine                                                                       [***]*
      4114        Carbamazepine                                                                            [***]*
      4116        Carbamazepine,  Free                                                                     [***]*
      4005        Carbohydrate-deficient Transferrin (CDT) UltraQuant                                      [***]*
      3999        Carbohydrate-deficient Transferrin,  Qualitative                                         [***]*
      3258        Carcinoembryonic Ag [CEA]                                                                [***]*
     3258F        Carcinoembryonic Ag Body Fluid                                                           [***]*
     3258NY       Carcinoembryonic Ag New York                                                             [***]*
     3258SR       Carcinoembryonic Ag w/Serial Graphics                                                    [***]*
     3258C        Carcinoembyronic Ag CSF                                                                  [***]*
      3070        Carcinoid Evaluation                                                                     [***]*
      3374        Cardiolipin IgA Autoabs                                                                  [***]*
      3372        Cardiolipin IgG Autoabs                                                                  [***]*
      3371        Cardiolipin IgG,  IgM & IgA Autoabs                                                      [***]*
      3373        Cardiolipin IgM Autoabs                                                                  [***]*
      5991        Cardiovascular Thrombotic Risk AssessR                                                   [***]*
      4163        Carnitine Evaluation                                                                     [***]*
      3998        Carotenes,  alpha and beta                                                               [***]*
     3304U        Catecholamines,  Fractionated 24hr Urine                                                 [***]*
      3304        Catecholamines,  Fractionated Plasma                                                     [***]*
     3304UR       Catecholamines,  Fractionation Urine Random                                              [***]*
      5368        CC-CKR5 GenotypR                                                                         [***]*
      1692        CD103 Surface Marker                                                                     [***]*
      1686        CD15/30 Surface Marker                                                                   [***]*
      1687        CD16/56 Surface Marker                                                                   [***]*
      1688        CD19 Surface Marker                                                                      [***]*
      1683        CD3 Surface Marker                                                                       [***]*
      1689        CD38 Surface Marker                                                                      [***]*
      1684        CD4 Surface Marker                                                                       [***]*
      1690        CD41 Surface Marker                                                                      [***]*

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  CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
  COMMISSION.

                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
      1691        CD42 Surface Marker                                                                      [***]*
      1685        CD8 Surface Marker                                                                       [***]*
      4007        CDT UltraQuant with reflex to Genetic D Variants                                         [***]*
      1076        Celiac Disease Abs Evaluation                                                            [***]*
      1077        Celiac Disease EvaluatR                                                                  [***]*
      1078        Celiac Disease Genotypr                                                                  [***]*
      1650        Cellular Immune Dysfunction Evaluation                                                   [***]*
      1109        Centromere Autoabs                                                                       [***]*
      1516        Ceruloplasmin                                                                            [***]*
      9437        Chlamydia pneumoniae Abs UltraQuant                                                      [***]*
      2401        Chlamydia pneumoniae Culture                                                             [***]*
      2922        Chlamydia pneumoniae DNA DetectR                                                         [***]*
      8081        Chlamydia pneumoniae IgM Abs                                                             [***]*
      8071        Chlamydia pneumoniae Total & IgM Abs                                                     [***]*
     8071P        Chlamydia pneumoniae Total & IgM Abs Paired                                              [***]*
      8076        Chlamydia pneumoniae Total Abs                                                           [***]*
     8076P        Chlamydia pneumoniae Total Abs Paired                                                    [***]*
      8021        Chlamydia psittaci IgM Abs                                                               [***]*
      8031        Chlamydia psittaci Total & IgM Abs                                                       [***]*
      8026        Chlamydia psittaci Total Abs                                                             [***]*
     2631C        Chlamydia spp. Abs CSF                                                                   [***]*
      8006        Chlamydia spp. Abs Evaluation                                                            [***]*
      8011        Chlamydia spp. IgM Abs                                                                   [***]*
      8066        Chlamydia spp. Total & IgM Abs                                                           [***]*
      2631        Chlamydia spp. Total Abs                                                                 [***]*
      2521        Chlamydia spp. Total Abs [CF]                                                            [***]*
     2521C        Chlamydia spp. Total Abs [CF] CSF                                                        [***]*
      8016        Chlamydia spp. Total Abs [MICRO-IF]                                                      [***]*
      2927        Chlamydia trachomatis / Neisseria gonorrhoeae by rRNA                                    [***]*
      2440        Chlamydia trachomatis Ag Detection [DFA]                                                 [***]*
      2400        Chlamydia trachomatis Culture                                                            [***]*
      2925        Chlamydia trachomatis Detection rRNA                                                     [***]*
      7437        Chlamydia trachomatis DNA LCR                                                            [***]*
      9391        Chlamydia trachomatis IgA Abs                                                            [***]*
     9391C        Chlamydia trachomatis IgA Abs CSF                                                        [***]*
      9406        Chlamydia trachomatis IgG Abs [EIA]                                                      [***]*
     9406C        Chlamydia trachomatis IgG Abs [EIA] CSF                                                  [***]*
      9401        Chlamydia trachomatis IgG,  IgM & IgA Abs                                                [***]*
     9401C        Chlamydia trachomatis IgG,  IgM & IgA Abs CSF                                            [***]*
      9411        Chlamydia trachomatis IgM Abs [EIA]                                                      [***]*
     9411C        Chlamydia trachomatis IgM Abs [EIA] CSF                                                  [***]*
      8046        Chlamydia trachomatis IgM Abs [MICRO-IF]                                                 [***]*
      8036        Chlamydia trachomatis Total & IgM Abs                                                    [***]*
      8041        Chlamydia trachomatis Total Abs                                                          [***]*
      4916        Chlordiazepoxide [Librium]                                                               [***]*
      5303        Chloride                                                                                 [***]*
     5303C        Chloride CSF                                                                             [***]*
     5303U        Chloride,  24hr Urine                                                                    [***]*
     5303UR       Chloride,  Urine Random                                                                  [***]*
      3454        Cholesterol Evaluation                                                                   [***]*
      3352        Cholesterol HDL                                                                          [***]*
      3350        Cholesterol,  Total                                                                      [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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
                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
    3123PLSR      Cholinesterase Plas Serial Graphics                                                      [***]*
     3123PL       Cholinesterase Plasma                                                                    [***]*
      3123        Cholinesterase Serum                                                                     [***]*
     3123SR       Cholinesterase w/ Serial Graphics                                                        [***]*
     3123R        Cholinesterase,  RBC                                                                     [***]*
    3123RSR       Cholinesterase,  RBC w/ Serial Graphics                                                  [***]*
      3952        Chromogranin-A                                                                           [***]*
      5832        Chromosome & FISH for Genetic Disorders Evaluation                                       [***]*
      5840        Chromosome Analysis: Acute Promyelo Leukemia                                             [***]*
      5822        Chromosome Analysis: Amniotic Fluid                                                      [***]*
      5834        Chromosome Analysis: bcr/abl Gene Rearrangement by FISH                                  [***]*
      5814        Chromosome Analysis: Congenital Disorders,  Blood                                        [***]*
      5830        Chromosome Analysis: FISH for Genetic Diseases                                           [***]*
      5800        Chromosome Analysis: Hematological Disorders I                                           [***]*
      5810        Chromosome Analysis: Hematological Disorders II                                          [***]*
      5836        Chromosome Analysis: HER-2/neu Gene Amplification                                        [***]*
      5742        Chromosome Analysis: KAL Gene Deletion                                                   [***]*
      5806        Chromosome Analysis: Mosaicism                                                           [***]*
      5818        Chromosome Analysis: Products of Conception/Skin Biopsies                                [***]*
      5844        Chromosome Analysis: STS Gene Detection                                                  [***]*
      5812        Chromosome Analysis: Trisomy 12 by FISH                                                  [***]*
      5808        Chromosome Analysis: Trisomy 8 by FISH                                                   [***]*
      5838        Chromosome Analysis: X and Y Prove for Opposite Sex Bone Marrow Transplant               [***]*
      1651        Chronic Fatigue & Immune Dysfunction Syndrome Evaluation                                 [***]*
      1652        Chronic Fatigue & Immune Dysfunction Syndrome with NK Cell                               [***]*
      1040        Circulating Immune Complex Detector                                                      [***]*
     1040F        Circulating Immune Complex Detector Fluid                                                [***]*
     3970UR       Citrate Urine Random                                                                     [***]*
     3970U        Citrate,  24hr Urine                                                                     [***]*
      4962        Clomipramine [Anafranil] & Desmethylclomipramine                                         [***]*
      4918        Clonazepam                                                                               [***]*
      2411        Clostridium difficile Culture                                                            [***]*
      7672        Clostridium difficile Culture & Toxin Evaluation                                         [***]*
      7691        Clostridium difficile Toxin A Detection                                                  [***]*
      2412        Clostridium difficile Toxin B Detection                                                  [***]*
      7670        Clostridium difficile Toxin Evaluation                                                   [***]*
      4964        Clozapine Plasma                                                                         [***]*
      4118        Cocaine Metabolites Screen,  Serum                                                       [***]*
     4118U        Cocaine Metabolites Urine                                                                [***]*
      8321        Coccidioides IgG Abs                                                                     [***]*
     8321C        Coccidioides IgG Abs CSF                                                                 [***]*
      8331        Coccidioides IgG,  IgM & IgA Abs                                                         [***]*
     8331C        Coccidioides IgG,  IgM & IgA Abs CSF                                                     [***]*
      8316        Coccidioides IgM Abs                                                                     [***]*
     8316C        Coccidioides IgM Abs CSF                                                                 [***]*
      2526        Coccidioides Total Abs [CF]                                                              [***]*
     2526c        Coccidioides Total Abs [CF] CSF                                                          [***]*
      2332        Coccidioides Total Abs [DD]                                                              [***]*
     2332C        Coccidioides Total Abs [DD] CSF                                                          [***]*
      9166        Coccidioides Total Abs [LPA]                                                             [***]*
      2030        Coccidioides Total Abs Evaluation                                                        [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
      9026        Cold Agglutinins                                                                         [***]*
      1476        Collagen Type I & IV IgG Autoabs                                                         [***]*
      1477        Collagen Type I IgG Autoabs                                                              [***]*
      1474        Collagen Type II IgG Autoabs                                                             [***]*
      1478        Collagen Type IV IgG Autoabs                                                             [***]*
      8636        Colorado Tick Fever Total Abs                                                            [***]*
      3024        Colorectal Cancer Monitor                                                                [***]*
     3024SR       Colorectal Cancer Monitor w/Serial Graphics                                              [***]*
      5902        Complement Deficiency Detector Evaluation                                                [***]*
      1020        Complement Evaluation                                                                    [***]*
      1021        Complement Evaluation Plus CH50                                                          [***]*
      1531        Complement Functional Activity: C1 Esterase Inhibitor                                    [***]*
      1942        Complement Functional Activity: C2                                                       [***]*
      1944        Complement Functional Activity: C3                                                       [***]*
      1946        Complement Functional Activity: C4                                                       [***]*
      1948        Complement Functional Activity: C5                                                       [***]*
      1950        Complement Functional Activity: C6                                                       [***]*
      1952        Complement Functional Activity: C7                                                       [***]*
      1954        Complement Functional Activity: C8                                                       [***]*
      1956        Complement Functional Activity: C9                                                       [***]*
     1600F        Complement Functional Activity: Total CH50 Body Fluid                                    [***]*
     1600SF       Complement Functional Activity: Total CH50 Synovial Fluid                                [***]*
     1020F        Complement Panel Fluid                                                                   [***]*
      1530        Complement Protein Concentration: C1 Esterase Inhibitor                                  [***]*
      1615        Complement Protein Concentration: C1q                                                    [***]*
     1615F        Complement Protein Concentration: C1q Fluid                                              [***]*
      1605        Complement Protein Concentration: C2                                                     [***]*
      1501        Complement Protein Concentration: C3                                                     [***]*
     1501F        Complement Protein Concentration: C3 Body Fluid                                          [***]*
      1504        Complement Protein Concentration: C4                                                     [***]*
     1504F        Complement Protein Concentration: C4 Fluid                                               [***]*
      1610        Complement Protein Concentration: C5                                                     [***]*
      1938        Complement Protein Concentration: C5a                                                    [***]*
      1976        Complement Protein Concentration: C6                                                     [***]*
      1978        Complement Protein Concentration: C7                                                     [***]*
      1980        Complement Protein Concentration: C8                                                     [***]*
      1982        Complement Protein Concentration: C9                                                     [***]*
      1511        Complement Protein Concentration: Factor B                                               [***]*
     1511F        Complement Protein Concentration: Factor B Fluid                                         [***]*
      1984        Complement Protein Concentration: Factor H                                               [***]*
      1986        Complement Protein Concentration: Factor I                                               [***]*
      1988        Complement Protein Concentration: Properdin                                              [***]*
      1486        Complement Split Product Concentration: C3a                                              [***]*
     1486C        Complement Split Product Concentration: C3a CSF                                          [***]*
      1968        Complement Split Product Concentration: Factor Bb Fragment                               [***]*
      1998        Complement Split Product Concentration: iC3b                                             [***]*
      1992        Complement Split Product Concentration: SC5b-9 Complex                                   [***]*
     1992C        Complement Split Product Concentration: SC5b-9 Complex CSF                               [***]*
      1960        Complement: AH50 Total Functional Activity Alternate Pathway                             [***]*
      1962        Complement: Alternate Pathway Function                                                   [***]*
      1994        Complement: C1r:C1s:C1 Inhibitor Complex                                                 [***]*
      1723        Complement: C3 & C4 Nephritic Factors Evaluation                                         [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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
                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
      1612        Complement: C3 Nephritic Factor                                                          [***]*
      1996        Complement: C3b:Bb:Properdin Complex                                                     [***]*
      1365        Complement: C4 Allotyping                                                                [***]*
      1995        Complement: C4 Binding Protein                                                           [***]*
      1721        Complement: C4 Nephritic Factor                                                          [***]*
      1990        Complement: C4d/C4 Ratio                                                                 [***]*
      1600        Complement: CH50 Total Functional Activity,  Classic Pathway                             [***]*
      5111        Complete Blood Count & Differential                                                      [***]*
      5110        Complete Blood Count,  Platelet Count & Differential                                     [***]*
      3265        Congenital Adrenal Hyperplasia Evaluation                                                [***]*
      1402        Conglutinin Solid Phase Immune Complex Assay                                             [***]*
     1402F        Conglutinin Solid Phase Immune Complex Assay Fluid                                       [***]*
     4870U        Copper 24hr Urine                                                                        [***]*
      4859        Copper Liver Tissue                                                                      [***]*
     4870PL       Copper Plasma                                                                            [***]*
     4870R        Copper RBC                                                                               [***]*
      4870        Copper Serum                                                                             [***]*
     4870UR       Copper Urine Random                                                                      [***]*
      3128        Cortisol                                                                                 [***]*
     3128UR       Cortisol Free Urine Random                                                               [***]*
      3136        Cortisol Plasma                                                                          [***]*
     3128U        Cortisol,  Free 24hr Urine                                                               [***]*
      2407        Corynebacterium diphtheriae Culture                                                      [***]*
      9371        Coxiella burnetii IgG Abs,  Phase 1 & 2                                                  [***]*
     9371C        Coxiella burnetii IgG Abs,  Phase 1 & 2 CSF                                              [***]*
      9381        Coxiella burnetii IgG,  IgM,  & IgA Abs,  Phase 1 & 2                                    [***]*
     9381C        Coxiella burnetii IgG,  IgM,  & IgA Abs,  Phase 1 & 2 CSF                                [***]*
      9376        Coxiella burnetii IgM Abs,  Phase 1 & 2                                                  [***]*
     9376C        Coxiella burnetii IgM Abs,  Phase 1 & 2 CSF                                              [***]*
      2546        Coxsackievirus A & B Abs Evaluation                                                      [***]*
     2546C        Coxsackievirus A & B Abs Evaluation CSF                                                  [***]*
      2536        Coxsackievirus A Abs,  Serotypes 7, 9, 10, 16                                            [***]*
     2536C        Coxsackievirus A Abs,  Serotypes 7, 9, 10, 16 CSF                                        [***]*
      2541        Coxsackievirus B Abs,  Serotypes 1-6                                                     [***]*
     2541C        Coxsackievirus B Abs,  Serotypes 1-6 CSF                                                 [***]*
      3140        C-Peptide                                                                                [***]*
     3140U        C-Peptide Urine                                                                          [***]*
      1535        C-Reactive Protein                                                                       [***]*
     1535C        C-Reactive Protein CSF                                                                   [***]*
      1536        C-Reactive Protein UltraQuant                                                            [***]*
      3851        Creatine Kinase Isoenzymes (CK)                                                          [***]*
      3852        Creatine Kinase-MB Mass & Relative Index                                                 [***]*
      3976        Creatine Phosphokinase                                                                   [***]*
      1320        Creatinine                                                                               [***]*
     1320U        Creatinine 24hr Urine                                                                    [***]*
      1322        Creatinine Clearance                                                                     [***]*
     1320UR       Creatinine Random Urine                                                                  [***]*
      2490        Creutzfeldt-Jakob Disease DetectR                                                        [***]*
      1151        Cryofibrinogen                                                                           [***]*
      1152        Cryofibrinogenemia Reflexive Evaluation                                                  [***]*
      1150        Cryofibrinogens with Reflex                                                              [***]*
      1156        Cryoglobulin                                                                             [***]*

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  CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
  COMMISSION.

                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
      1158        Cryoglobulin & Cryofibrinogen                                                            [***]*
      1157        Cryoglobulinemia Reflexive Evaluation                                                    [***]*
      1155        Cryoglobulins with Reflex                                                                [***]*
      9099        Cryptococcus Abs                                                                         [***]*
     9099C        Cryptococcus Abs CSF                                                                     [***]*
      9189        Cryptococcus Ag                                                                          [***]*
     9189C        Cryptococcus Ag CSF                                                                      [***]*
     9189U        Cryptococcus Ag Urine                                                                    [***]*
      2439        Cryptosporidium Ag Detection                                                             [***]*
     4311SR       Cyclosporin A & Metabolites Whole Blood [FPIA-Monoclonal] w/ SR                          [***]*
      4313        Cyclosporine A [HPLC]                                                                    [***]*
      4311        Cyclosporine A and Metabolites Whole Blood [FPIA]                                        [***]*
      3494        Cystathionine                                                                            [***]*
      1138        Cystatin C                                                                               [***]*
      9816        Cysticercus IgG Abs                                                                      [***]*
     9816C        Cysticercus IgG Abs CSF                                                                  [***]*
     9816CS       Cysticercus IgG Abs Evaluation [Serum & CSF]                                             [***]*
      5917        Cytokeratin Autoabs                                                                      [***]*
      2421        Cytomegalovirus Ag Detection                                                             [***]*
      8562        Cytomegalovirus CNS Infection AccuDx                                                     [***]*
      2418        Cytomegalovirus Culture                                                                  [***]*
      7575        Cytomegalovirus DNA Detector                                                             [***]*
      9430        Cytomegalovirus DNA UltraQuant                                                           [***]*
     9430SR       Cytomegalovirus DNA Ultraquant w/Serial Graphics                                         [***]*
      7574        Cytomegalovirus GenotypR                                                                 [***]*
      9436        Cytomegalovirus IgG & IgM Abs                                                            [***]*
     9436C        Cytomegalovirus IgG & IgM Abs CSF                                                        [***]*
      9431        Cytomegalovirus IgG Abs                                                                  [***]*
     9431C        Cytomegalovirus IgG Abs CSF                                                              [***]*
      8560        Cytomegalovirus IgG Antibody Index                                                       [***]*
      2486        Cytomegalovirus IgM Abs                                                                  [***]*
     2486C        Cytomegalovirus IgM Abs CSF                                                              [***]*
     2106U        Cytomegalovirus Immediate-early Ag Urine                                                 [***]*
      2106        Cytomegalovirus Immediate-early Ag Whole Blood                                           [***]*
      2551        Cytomegalovirus Total Abs                                                                [***]*
     2551C        Cytomegalovirus Total Abs CSF                                                            [***]*
      4200        D-Dimer                                                                                  [***]*
      3146        Dehydroepiandrosterone                                                                   [***]*
      3150        Dehydroepiandrosterone-Sulfate                                                           [***]*
      4956        Delavirdine MonitR                                                                       [***]*
      7646        Dengue Virus IgM Abs                                                                     [***]*
     7646C        Dengue Virus IgM Abs CSF                                                                 [***]*
      7602        Dengue Virus RNA DetectR/Speciaton Types 1-4                                             [***]*
      7601        Dengue Virus Total Abs                                                                   [***]*
     7601C        Dengue Virus Total Abs CSF                                                               [***]*
      3973        Deoxypyridinoline Cross-links                                                            [***]*
      4920        Desalkylflurazepam                                                                       [***]*
      4922        Desipramine [Norpramin]                                                                  [***]*
      1031        Diabetes Evaluation                                                                      [***]*
      1032        Diabetes Mellitus Autoantibody Evaluation                                                [***]*
      1036        Diabetes,  Genetic Evaluation                                                            [***]*
      4926        Diazepam [Valium]                                                                        [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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
                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
      4957        Didanosine (ddI) MonitR                                                                  [***]*
      4120        Digitoxin                                                                                [***]*
      4122        Digoxin                                                                                  [***]*
     1415P        Diphtheria Toxoid IgG Abs Pre/Post Vaccination                                           [***]*
      1415        Diphtheria Toxoid IgG Abs Single Serum                                                   [***]*
      3351        Direct LDL                                                                               [***]*
      3127        Disaccharidases                                                                          [***]*
      4124        Disopyramide                                                                             [***]*
      5980        Disseminated Intravascular Coagulopathy Evaluation                                       [***]*
     5400NI       DNA Analysis [FC,  No Interpretation]                                                    [***]*
     5402NI       DNA Analysis [IA,  No Interpretation]                                                    [***]*
      1201        DNA Autoabs,  Double-stranded                                                            [***]*
      1290        DNA Autoabs,  Single-stranded                                                            [***]*
      1203        DNA Autoantibodies (Crithidia),  Double Stranded                                         [***]*
      5402        DNA Ploidy                                                                               [***]*
     5400U        DNA Ploidy & Cell Cycle Analysis Bladder/Urine                                           [***]*
     5400BK       DNA Ploidy & Cell Cycle Analysis Block                                                   [***]*
     5400FZ       DNA Ploidy & Cell Cycle Analysis Frozen                                                  [***]*
      4924        Doxepin & Nordoxepin                                                                     [***]*
      4125        Drugs of Abuse Screen Serum                                                              [***]*
     4125U        Drugs of Abuse Screen Urine                                                              [***]*
      8181        Eastern Equine Encephalitis IgM Abs                                                      [***]*
     8181C        Eastern Equine Encephalitis IgM Abs CSF                                                  [***]*
      7840        Eastern Equine Encephalitis IgM Antibody Index                                           [***]*
      8936        Eastern Equine Encephalitis Total Abs                                                    [***]*
     8936C        Eastern Equine Encephalitis Total Abs CSF                                                [***]*
      8451        Echinococcus IgG Abs                                                                     [***]*
     8451C        Echinococcus IgG Abs CSF                                                                 [***]*
      8456        Echinococcus IgG,  IgM & IgE Abs                                                         [***]*
      2566        Echovirus Abs,  Serotypes 4, 9, 11 & 30                                                  [***]*
     2566C        Echovirus Abs,  Serotypes 4, 9, 11 & 30 CSF                                              [***]*
      7848        Ehrlichia chaffeensis (HME) & E. equi (HGE) IgG & IgM Abs Ev                             [***]*
      7851        Ehrlichia chaffeensis (HME) IgG & IgM Abs,                                               [***]*
     7848NY       Ehrlichia chaffeensis(HME) & E. equi(HGE) IgG & IgM Abs - NY                             [***]*
      7844        Ehrlichia equi IgG & IgM (HGE) Abs                                                       [***]*
     7844C        Ehrlichia equi IgG & IgM (HGE) Abs CSF                                                   [***]*
     7844NY       Ehrlichia equi IgG & IgM Abs,  HGE New York                                              [***]*
      7846        Ehrlichiosis (Granulocytic) & Lyme Disease Evaluation                                    [***]*
      1225        EJ Autoantibodies                                                                        [***]*
      3556        Elastase Abs                                                                             [***]*
      5316        Electrolyte Panel                                                                        [***]*
      1580        Electrophoresis,  Protein                                                                [***]*
     1580C        Electrophoresis,  Protein CSF                                                            [***]*
     1580U        Electrophoresis,  Protein Urine Random                                                   [***]*
      2726        Encephalitis Viral Abs                                                                   [***]*
     2726C        Encephalitis Viral Abs CSF                                                               [***]*
      1191        Endomysial IgA Autoabs                                                                   [***]*
     3624C        Endotoxin CSF                                                                            [***]*
     3624F        Endotoxin Fluid                                                                          [***]*
      3624        Endotoxin Plasma                                                                         [***]*
      5695        Entamoeba histolytica Ag Detection                                                       [***]*
      1346        Entamoeba histolytica IgG Abs                                                            [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
      8441        Entamoeba histolytica IgG,  IgM & IgA Abs                                                [***]*
     8441C        Entamoeba histolytica IgG,  IgM & IgA Abs CSF                                            [***]*
      2650        Enterovirus RNA DetectR                                                                  [***]*
      2651        Enterovirus RNA DetectR reflex to Speciation                                             [***]*
      3904        Eosinophil Cationic Protein                                                              [***]*
     3270U        Epinephrine 24hr Urine                                                                   [***]*
      3270        Epinephrine Plasma                                                                       [***]*
      7583        Epstein-Barr Virus DNA Detector                                                          [***]*
      7584        Epstein-Barr Virus DNA UltraQuant                                                        [***]*
     7584PL       Epstein-Barr Virus DNA UltraQuant Plasma                                                 [***]*
      2131        Epstein-Barr Virus Early Ag (EA) IgA Abs                                                 [***]*
     2131F        Epstein-Barr Virus Early Ag (EA) IgA Abs Fluid                                           [***]*
     2126F        Epstein-Barr Virus Early Ag (EA) IgG Abs,  diff/rest Fluid                               [***]*
      2126        Epstein-Barr Virus Early Ag (EA) IgG Abs,  diff/rest patterns                            [***]*
      2211        Epstein-Barr Virus Evaluation                                                            [***]*
     2211E        Epstein-Barr Virus Evaluation Endpoint                                                   [***]*
     2211F        Epstein-Barr Virus Evaluation,  Fluid                                                    [***]*
      2266        Epstein-Barr Virus Nuclear Ag (EBNA) IgG Abs                                             [***]*
     2266F        Epstein-Barr Virus Nuclear Ag (EBNA) IgG Abs Fluid                                       [***]*
      2271        Epstein-Barr Virus Nuclear Ag (EBNA) IgM Abs                                             [***]*
     2271F        Epstein-Barr Virus Nuclear Ag (EBNA) IgM Abs Fluid                                       [***]*
      8981        Epstein-Barr Virus Viral Capsid Ag (VCA) IgA Abs                                         [***]*
     8981F        Epstein-Barr Virus Viral Capsid Ag (VCA) IgA Abs Fluid                                   [***]*
      2122        Epstein-Barr Virus Viral Capsid Ag (VCA) IgG & IgM Abs                                   [***]*
      2116        Epstein-Barr Virus Viral Capsid Ag (VCA) IgG Abs                                         [***]*
     2116F        Epstein-Barr Virus Viral Capsid Ag (VCA) IgG Abs Fluid                                   [***]*
      2121        Epstein-Barr Virus Viral Capsid Ag (VCA) IgM Abs                                         [***]*
     2121F        Epstein-Barr Virus Viral Capsid Ag (VCA) IgM Abs Fluid                                   [***]*
      1842        ER/PGR and Her2/Neu With Reflex to Fish                                                  [***]*
      3272        Erythrocyte Protoporphyrin                                                               [***]*
      5180        Erythrocyte Sedimentation Rate                                                           [***]*
      1160        Erythropoietin                                                                           [***]*
      5640        Escherichia coli 0157:H7 Culture Confirmation                                            [***]*
      5642        Escherichia coli Enteroinvasive Toxin                                                    [***]*
      5639        Escherichia coli Enteropathogenic Stool Culture                                          [***]*
      5645        Escherichia coli Enteropathogenic Toxin                                                  [***]*
      5643        Escherichia coli Enterotoxigenic Toxin                                                   [***]*
      2381        Escherichia coli K1 / N. meningitidis Type B Ag                                          [***]*
      5641        Escherichia coli Pathogenicity Evaluation for Diarrhea                                   [***]*
      5644        Escherichia coli Verotoxin                                                               [***]*
      3155        Estradiol                                                                                [***]*
      3158        Estriol,  Total                                                                          [***]*
     3158U        Estriol,  Total 24hr Urine                                                               [***]*
      3156        Estriol,  Unconjugated                                                                   [***]*
      1830        Estrogen & Progesterone Receptor Paraffin [IHC]                                          [***]*
      1831        Estrogen Receptor                                                                        [***]*
      3166        Estrogens,  Fractionated                                                                 [***]*
      3164        Estrogens,  Total                                                                        [***]*
      3154        Estrone                                                                                  [***]*
      4126        Ethosuximide                                                                             [***]*
      1210        Extractable Nuclear Ag (ENA) IgG Autoabs                                                 [***]*
      5920        F-actin IgG Autoabs                                                                      [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
      5983        Factor Deficiency Detector                                                               [***]*
      1941        Factor II Activity                                                                       [***]*
      1949        Factor IX Activity                                                                       [***]*
      1964        Factor IX Ag                                                                             [***]*
      1943        Factor V Activity                                                                        [***]*
      1966        Factor V Mutation (Leiden)                                                               [***]*
      1945        Factor VII Activity                                                                      [***]*
      1947        Factor VIII Activity                                                                     [***]*
      1967        Factor VIII Inactivator                                                                  [***]*
      1951        Factor X Activity                                                                        [***]*
      1965        Factor X Ag                                                                              [***]*
      1953        Factor XI Activity                                                                       [***]*
      1955        Factor XII Activity                                                                      [***]*
      1957        Factor XIII Activity Qual w/ reflex Quantitation                                         [***]*
      8426        Fasciola IgG & IgM Abs                                                                   [***]*
     8426C        Fasciola IgG & IgM Abs CSF                                                               [***]*
      8421        Fasciola IgG Abs [EIA]                                                                   [***]*
     8421C        Fasciola IgG Abs CSF                                                                     [***]*
      9101        Febrile Agglutinins                                                                      [***]*
      4426        Fecal Fat (Lipids),  Qualitative                                                         [***]*
      4428        Fecal Fat Acid Steatocrit                                                                [***]*
      4427        Fecal Fat,  Quantitative                                                                 [***]*
      2960        Fecal Leukocytes                                                                         [***]*
      3170        Ferritin                                                                                 [***]*
      1440        Fetal Fibronectin                                                                        [***]*
      8476        Fever of Unknown Origin Antibody Panel                                                   [***]*
      4204        Fibrin Monomer,  Soluble                                                                 [***]*
      4208        Fibrin Split Products                                                                    [***]*
      1426        Fibrinogen                                                                               [***]*
      5977        Fibrinolysis Evaluation                                                                  [***]*
     12990        Fibroblast Culture                                                                       [***]*
      9301        Filaria IgG & IgM Abs                                                                    [***]*
     9301C        Filaria IgG & IgM Abs CSF                                                                [***]*
      2360        Filaria Organism Detection                                                               [***]*
      2655        Flavivirus DetectR Reflex To Speciation                                                  [***]*
      2654        Flavivirus Rna DetectR                                                                   [***]*
      4921        Flecainide [FPIA]                                                                        [***]*
      4904        Fluconazole                                                                              [***]*
      4950        Fluoxetine & Norfluoxetine [Prozac]                                                      [***]*
      3522        Folate                                                                                   [***]*
     3522B        Folate RBC                                                                               [***]*
      3174        Follicle-Stimulating Hormone                                                             [***]*
      2020        Follicle-Stimulating Hormone & Luteinizing Hormone Eval                                  [***]*
      5362        Fragile X DNA Probe Analysis [SB/PCR]                                                    [***]*
      5364        Fragile X DNA Probe Analysis with Chromosome Analysis                                    [***]*
      8171        Francisella tularensis IgG,  IgM & IgA Abs                                               [***]*
     8171C        Francisella tularensis IgG,  IgM & IgA Abs CSF                                           [***]*
      8166        Francisella tularensis Total Abs [Agglutinins]                                           [***]*
      3934        Fructosamine                                                                             [***]*
      2731        Fungal Abs [CF]                                                                          [***]*
     2731C        Fungal Abs [CF] CSF                                                                      [***]*
     7221C        Fungal Abs [EIA] CSF                                                                     [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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
                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
      2780        Fungal Antibody Panel: Invasive                                                          [***]*
     2780C        Fungal Antibody Panel: Invasive CSF                                                      [***]*
      2785        Fungal Antibody Panel: Opportunistic                                                     [***]*
     2785C        Fungal Antibody Panel: Opportunistic CSF                                                 [***]*
      2790        Fungal Antibody Panel: Systemic                                                          [***]*
     2790C        Fungal Antibody Panel: Systemic CSF                                                      [***]*
      7221        Fungal IgG & IgM Abs [EIA]                                                               [***]*
      7224        Fungal IgG Abs                                                                           [***]*
     7224C        Fungal IgG Abs CSF                                                                       [***]*
      5322        Fungus Culture & Stain                                                                   [***]*
      5779        Fungus Culture: Yeast Screen                                                             [***]*
      5324        Fungus Identification                                                                    [***]*
      5690        Fungus Identification,  Exoantigen                                                       [***]*
      2940        Fungus Identification,  rRNA                                                             [***]*
      2941        Fungus Stain                                                                             [***]*
     5662FC       Fungus Susceptibility: Custom MIC & MFC-5-Fluorocytosine                                 [***]*
     5662AM       Fungus Susceptibility: Custom MIC & MFC-Amphotericin B                                   [***]*
     5662FL       Fungus Susceptibility: Custom MIC & MFC-Fluconazole                                      [***]*
     5662IT       Fungus Susceptibility: Custom MIC & MFC-Itraconazole                                     [***]*
     5662KE       Fungus Susceptibility: Custom MIC & MFC-Ketoconazole                                     [***]*
     5662MI       Fungus Susceptibility: Custom MIC & MFC-Miconazole                                       [***]*
     5661FC       Fungus Susceptibility: Custom MIC-5-Fluorocytosine                                       [***]*
     5661AM       Fungus Susceptibility: Custom MIC-Amphotericin B                                         [***]*
     5661FL       Fungus Susceptibility: Custom MIC-Fluconazole                                            [***]*
     5661IT       Fungus Susceptibility: Custom MIC-Itraconazole                                           [***]*
     5661KE       Fungus Susceptibility: Custom MIC-Ketoconazole                                           [***]*
     5661MI       Fungus Susceptibility: Custom MIC-Miconazole                                             [***]*
      5660        Fungus Susceptibility: MIC Panel                                                         [***]*
      3364        Gabapentin                                                                               [***]*
      4011        Ganglioside Asialo-GM1 Autoabs                                                           [***]*
     4011C        Ganglioside Asialo-GM1 Autoabs CSF                                                       [***]*
      4056        Ganglioside Autoabs Evaluation                                                           [***]*
      4006        Ganglioside GD1a Autoabs                                                                 [***]*
      4041        Ganglioside GD1b Autoabs                                                                 [***]*
     4041C        Ganglioside GD1b Autoabs CSF                                                             [***]*
      4058        Ganglioside GM1 Triple Evaluation                                                        [***]*
      4043        Ganglioside GQ1b Autoabs                                                                 [***]*
      1441        Ganglioside Monosialic Acid Autoabs                                                      [***]*
     1441C        Ganglioside Monosialic Acid Autoabs CSF                                                  [***]*
      5778        Gardnerella vaginalis & Grp B Streptococcus Culture Screen                               [***]*
      1599        Gastric pH                                                                               [***]*
      3176        Gastrin                                                                                  [***]*
      4901        Gentamicin                                                                               [***]*
     4901P        Gentamicin Peak & Trough                                                                 [***]*
      5302        GGT                                                                                      [***]*
      2473        Giardia / Cryptosporidium Ag Detection [DFA]                                             [***]*
      7526        Giardia / Cryptosporidium Ag Detection [EIA]                                             [***]*
      7760        Giardia lamblia Ag Detection                                                             [***]*
      7726        Giardia lamblia IgG Abs                                                                  [***]*
      7751        Giardia lamblia IgG,  IgM & IgA Abs                                                      [***]*
     7751C        Giardia lamblia IgG,  IgM & IgA Abs CSF                                                  [***]*
      7762        Giardiasis Evaluation                                                                    [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
      2948        Giemsa Stain                                                                             [***]*
      1286        Gliadin IgA Abs                                                                          [***]*
      1266        Gliadin IgG & IgA Abs                                                                    [***]*
      1261        Gliadin IgG Abs                                                                          [***]*
      1051        Glial Fibrillary Acidic Protein Autoabs [GFAP]                                           [***]*
      1136        Glomerular Basement Membrane IgG Autoabs                                                 [***]*
      3616        Glucagon                                                                                 [***]*
      5301        Glucose                                                                                  [***]*
      5297        Glucose 2 hour Post Prandial                                                             [***]*
      5295        Glucose 2 hour Post Tolerance                                                            [***]*
     5301C        Glucose,  CSF                                                                            [***]*
     5301P        Glucose,  Plasma                                                                         [***]*
      1398        Glucose-6-Phosphate Dehydrogenase [G-6-PDH]                                              [***]*
      1033        Glutamic Acid Decarboxylase [GAD] Autoabs                                                [***]*
      3565        Glutathione Peroxidase                                                                   [***]*
      1693        Glycophorin-A                                                                            [***]*
      3181        Glycosylated Albumin                                                                     [***]*
      2438        Gram Stain                                                                               [***]*
      1622        Granulocyte Autoabs                                                                      [***]*
      1621        Granulocyte Colony Stimulating Factor                                                    [***]*
      3182        Growth Hormone                                                                           [***]*
     3182M0       Growth Hormone Response Test,  Timed                                                     [***]*
     3182M1       Growth Hormone Response Test,  Timed Sample #1                                           [***]*
     3182M2       Growth Hormone Response Test,  Timed Sample #2                                           [***]*
     3182M3       Growth Hormone Response Test,  Timed Sample #3                                           [***]*
     3182M4       Growth Hormone Response Test,  Timed Sample #4                                           [***]*
     3182M5       Growth Hormone Response Test,  Timed Sample #5                                           [***]*
     3182M6       Growth Hormone Response Test,  Timed Sample #6                                           [***]*
     3182M7       Growth Hormone Response Test,  Timed Sample #7                                           [***]*
      2955        Haemophilus ducreyi Culture                                                              [***]*
      9606        Haemophilus influenzae b Ag                                                              [***]*
     9606C        Haemophilus influenzae b Ag CSF                                                          [***]*
     9606U        Haemophilus influenzae b Ag Urine                                                        [***]*
     9861P        Haemophilus influenzae b IgG Abs Pre/Post Vaccination                                    [***]*
      9861        Haemophilus influenzae b IgG Abs Single Serum                                            [***]*
      5637        Haemophilus influenzae Serotyping                                                        [***]*
      7506        Hantavirus Hantaan & Puumala IgG & IgM Abs                                               [***]*
      7507        Hantavirus Hantaan & Puumala IgG Abs                                                     [***]*
      7508        Hantavirus Hantaan & Puumala IgM Abs                                                     [***]*
      7501        Hantavirus Hantaan IgG & IgM Abs                                                         [***]*
      7496        Hantavirus Puumala IgG & IgM Abs                                                         [***]*
      1517        Haptoglobin                                                                              [***]*
      4080        Heavy Metal Panel,  Serum                                                                [***]*
     4080U        Heavy Metal Screen 24hr Urine                                                            [***]*
     4080W        Heavy Metal Screen Blood                                                                 [***]*
     4080UR       Heavy Metal Screen Urine Random                                                          [***]*
      2403        Helicobacter pylori Culture                                                              [***]*
      7458        Helicobacter pylori Cytotoxin A IgG Abs                                                  [***]*
      7744        Helicobacter pylori Evaluation                                                           [***]*
      7742        Helicobacter pylori EvaluatR                                                             [***]*
      7986        Helicobacter pylori IgA Abs                                                              [***]*
      7761        Helicobacter pylori IgG Abs                                                              [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
      7460        Helicobacter pylori IgG,  IgM & IgA Abs and Cytotoxin A IgG                              [***]*
      7741        Helicobacter pylori IgG,  IgM,  & IgA Abs                                                [***]*
      7736        Helicobacter pylori IgM Abs                                                              [***]*
      2443        Helicobacter pylori Specific Ag                                                          [***]*
      7481        Helicobacter pylori Total Abs                                                            [***]*
      5369        Hemochromatosis DNA Probe Analysis,  Hereditary                                          [***]*
      5116        Hemoglobin                                                                               [***]*
      5112        Hemoglobin & Hematocrit                                                                  [***]*
      4972        Hemoglobin A1c,  Quantitative [HPLC]                                                     [***]*
      4974        Hemoglobin A2,  Quantitative                                                             [***]*
      4976        Hemoglobin F,  Quant                                                                     [***]*
      4978        Hemoglobin S Screen                                                                      [***]*
      4982        Hemoglobin Variant Screen                                                                [***]*
      5964        Hemophilia A Carrier Screen                                                              [***]*
      5969        Hemophilia B Carrier Screen                                                              [***]*
      5943        Heparin Antifactor Xa                                                                    [***]*
      5998        Heparin Co-factor II [HCII]                                                              [***]*
      5945        Heparin-Platelet Factor 4 [PF4] Autoantibodies                                           [***]*
      5318        Hepatic Function Panel                                                                   [***]*
      7756        Hepatitis A & B Virus Acute Evaluation                                                   [***]*
      2463        Hepatitis A & B Virus Evaluation                                                         [***]*
      2451        Hepatitis A Virus IgM Abs                                                                [***]*
      2460        Hepatitis A Virus Total & IgM Abs                                                        [***]*
      2450        Hepatitis A Virus Total Abs                                                              [***]*
     2450R        Hepatitis A Virus Total Abs w/reflex IgM                                                 [***]*
      2464        Hepatitis A,  B,  & C Virus Evaluation                                                   [***]*
      7758        Hepatitis A,  B,  & C Virus Post Exposure Panel                                          [***]*
      7757        Hepatitis Acute Profile                                                                  [***]*
      2457        Hepatitis B Virus Core IgM Abs                                                           [***]*
      2452        Hepatitis B Virus Core Total Abs                                                         [***]*
      2476        Hepatitis B Virus Core Total Abs w/ reflex IgM                                           [***]*
      8141        Hepatitis B Virus DNA Detector                                                           [***]*
      8143        Hepatitis B Virus DNA Quantitation by Branched DNA                                       [***]*
      8137        Hepatitis B Virus DNA UltraQuant                                                         [***]*
      2461        Hepatitis B Virus Evaluation                                                             [***]*
      2448        Hepatitis B Virus Surface Ab Quantitation                                                [***]*
      2454        Hepatitis B Virus Surface Ag                                                             [***]*
      2449        Hepatitis B Virus Surface Ag Neutralization                                              [***]*
      2470        Hepatitis B Virus Surface Ag without confirmation                                        [***]*
      2453        Hepatitis B Virus Surface Total Abs                                                      [***]*
      2456        Hepatitis Be Virus Ag                                                                    [***]*
      2462        Hepatitis Be Virus Antigen/Antibody Evaluation                                           [***]*
      2455        Hepatitis Be Virus Total Abs                                                             [***]*
      2447        Hepatitis C Virus Abs RIBA Confirmation                                                  [***]*
     2447B        Hepatitis C Virus Abs RIBA Confirmation + bands                                          [***]*
      7473        Hepatitis C Virus GenotypR                                                               [***]*
      2446        Hepatitis C Virus IgG Abs                                                                [***]*
      2445        Hepatitis C Virus IgG Abs w/ reflex RIBA                                                 [***]*
     2445B        Hepatitis C Virus IgG Abs w/ reflex RIBA + bands                                         [***]*
      7491        Hepatitis C Virus RIBA Evaluation + reflex PCR                                           [***]*
     7491B        Hepatitis C Virus RIBA Evaluation with reflex PCR                                        [***]*
      7486        Hepatitis C Virus RNA AccuQuant                                                          [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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
                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
      7476        Hepatitis C Virus RNA AccuQuant reflex GenotypR                                          [***]*
     7476SR       Hepatitis C Virus RNA AccuQuant rflx GenotypR w/Serial Graph                             [***]*
     7486SR       Hepatitis C Virus RNA AccuQuant w/Serial Graphics                                        [***]*
      7518        Hepatitis C Virus RNA Detector with reflex Quant                                         [***]*
      7516        Hepatitis C Virus RNA DetectR                                                            [***]*
      7472        Hepatitis C Virus RNA Quantitation by Branched DNA                                       [***]*
      7576        Hepatitis C Virus RNA UltraQuant                                                         [***]*
      7578        Hepatitis C Virus RNA UltraQuant reflex to HCV Genotyper                                 [***]*
     7576SR       Hepatitis C Virus RNA UltraQuant w/ Serial Graph                                         [***]*
     7578SR       Hepatitis C Virus RNA UltraQuant w/ Serial Graph reflex to HCV Genotyper                 [***]*
      8131        Hepatitis Delta Virus Ag                                                                 [***]*
      2459        Hepatitis Delta Virus IgM Abs                                                            [***]*
      7514        Hepatitis Delta Virus RNA DetectR by PCR                                                 [***]*
      2465        Hepatitis Delta Virus Total & IgM Abs                                                    [***]*
      2458        Hepatitis Delta Virus Total Abs                                                          [***]*
      2467        Hepatitis E IgG                                                                          [***]*
      2466        Hepatitis E IgG & IgM Evaluation                                                         [***]*
      2469        Hepatitis E IgM                                                                          [***]*
      2468        Hepatitis G Virus RNA DetectR                                                            [***]*
      5842        HER-2/neu IHC and FISH                                                                   [***]*
      5846        HER-2/neu IHC reflex to FISH                                                             [***]*
      5965        Hereditary Thrombosis Screen A,  No Heparin or Coumadin                                  [***]*
      5966        Hereditary Thrombosis Screen B,  Patients on Coumadin                                    [***]*
      7581        Herpes Simplex Virus DNA DetectR                                                         [***]*
      9474        Herpes Simplex Virus DNA UltraQuant                                                      [***]*
      9517        Herpes Simplex Virus Encephalitis AccuDx                                                 [***]*
      9515        Herpes Simplex Virus IgG Antibody Index                                                  [***]*
      9491        Herpes Simplex Virus SeroDx,  Types 1 & 2-specific IgG Abs                               [***]*
      2571        Herpes Simplex Virus Total Abs [CF]                                                      [***]*
     2571C        Herpes Simplex Virus Total Abs CSF [CF]                                                  [***]*
      9476        Herpes Simplex Virus Type 1 IgG & IgM Abs                                                [***]*
     9476C        Herpes Simplex Virus Type 1 IgG & IgM Abs CSF                                            [***]*
      9451        Herpes Simplex Virus Type 1 IgG Abs                                                      [***]*
     9451C        Herpes Simplex Virus Type 1 IgG Abs CSF                                                  [***]*
      9456        Herpes Simplex Virus Type 1 IgM Abs                                                      [***]*
     9456C        Herpes Simplex Virus Type 1 IgM Abs CSF                                                  [***]*
      9481        Herpes Simplex Virus Type 2 IgG & IgM Abs                                                [***]*
     9481C        Herpes Simplex Virus Type 2 IgG & IgM Abs CSF                                            [***]*
      9461        Herpes Simplex Virus Type 2 IgG Abs                                                      [***]*
     9461C        Herpes Simplex Virus Type 2 IgG Abs CSF                                                  [***]*
      9466        Herpes Simplex Virus Type 2 IgM Abs                                                      [***]*
     9466C        Herpes Simplex Virus Type 2 IgM Abs CSF                                                  [***]*
      9496        Herpes Simplex Virus Types 1 & 2 AccuDx [EIA]                                            [***]*
      2426        Herpes Simplex Virus Types 1 & 2 Ag Detection [DFA]                                      [***]*
      2402        Herpes Simplex Virus Types 1 & 2 Culture                                                 [***]*
      8051        Herpes Simplex Virus Types 1 & 2 IgG & IgM Abs                                           [***]*
     8051C        Herpes Simplex Virus Types 1 & 2 IgG & IgM Abs CSF                                       [***]*
      9446        Herpes Simplex Virus Types 1 & 2 IgG Abs                                                 [***]*
     9446C        Herpes Simplex Virus Types 1 & 2 IgG Abs CSF                                             [***]*
      9471        Herpes Simplex Virus Types 1 & 2 IgM Abs                                                 [***]*
     9471C        Herpes simplex Virus Types 1 & 2 IgM Abs CSF                                             [***]*
      7494        Herpesvirus-6 Human DNA DetectR                                                          [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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

                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
      7776        Herpesvirus-6 Human Early Ag IgG & IgM Abs                                               [***]*
     7776C        Herpesvirus-6 Human Early Ag IgG & IgM Abs CSF                                           [***]*
      7786        Herpesvirus-6 Human Early Ag IgG Abs                                                     [***]*
     7786C        Herpesvirus-6 Human Early Ag IgG Abs CSF                                                 [***]*
      7796        Herpesvirus-6 Human Early Ag IgM Abs                                                     [***]*
     7796C        Herpesvirus-6 Human Early Ag IgM Abs CSF                                                 [***]*
      7774        Herpesvirus-6 Human IgG Antibody Index                                                   [***]*
      7777        Herpesvirus-7,  Human IgG & IgM Abs                                                      [***]*
      7775        Herpesvirus-7,  Human IgG Abs                                                            [***]*
      7778        Herpesvirus-7,  Human IgM Abs                                                            [***]*
      7784        Herpesvirus-8,  Human Antibodies                                                         [***]*
      7785        Herpesvirus-8,  Human DNA DetectR                                                        [***]*
      9095        Heterophile Agglutination                                                                [***]*
      3188        Hirsutism Evaluation,  Female                                                            [***]*
      3354        Histamine                                                                                [***]*
      1140        Histone-DNA Complex IgG Autoabs                                                          [***]*
      2581        Histoplasma Abs [CF]                                                                     [***]*
     2581C        Histoplasma Abs [CF] CSF                                                                 [***]*
      2334        Histoplasma Abs [DD]                                                                     [***]*
     2334C        Histoplasma Abs [DD] CSF                                                                 [***]*
     8315UR       Histoplasma Antigen In Urine                                                             [***]*
      7587        Histoplasma DNA DetectR                                                                  [***]*
      8312        Histoplasma IgG Abs                                                                      [***]*
      7705        Histoplasma IgG Antibody Index                                                           [***]*
      8311        Histoplasma IgG,  IgM & IgA Abs                                                          [***]*
     8311C        Histoplasma IgG,  IgM & IgA Abs CSF                                                      [***]*
      8313        Histoplasma IgM Antibodes                                                                [***]*
      3015        HIV-1 & 2 IgG Abs Confirmation [IB]                                                      [***]*
     3013B        HIV-1 Abs Confirmation + bands w/ reflex to HIV-2 + bands                                [***]*
      3012        HIV-1 Abs Confirmation Immunoblot                                                        [***]*
     3012B        HIV-1 Abs Confirmation Immunoblot + bands                                                [***]*
    3012NYB       HIV-1 Abs Confirmation Immunoblot + bands,  New York                                     [***]*
     3012C        HIV-1 Abs Confirmation Immunoblot CSF                                                    [***]*
     3012NY       HIV-1 Abs Confirmation Immunoblot,  New York                                             [***]*
      9866        HIV-1 Ag Neutralization Confirmation Test                                                [***]*
     9866C        HIV-1 Ag Neutralization Confirmation Test CSF                                            [***]*
      9882        HIV-1 Ag without Neutralization                                                          [***]*
    5721AZT       HIV-1 Anti-Viral Drug Study: AZT IC50 Value                                              [***]*
    5721DDC       HIV-1 Anti-Viral Drug Study: ddC IC50 Value                                              [***]*
    5721DDI       HIV-1 Anti-Viral Drug Study: ddI IC50 Value                                              [***]*
      5723        HIV-1 Anti-Viral Drug Study: Phenotypic Resistance                                       [***]*
      5725        HIV-1 Culture,  Qualitative                                                              [***]*
      5727        HIV-1 Culture,  Quantitative                                                             [***]*
      5729        HIV-1 Culture,  Quantitative Plasma                                                      [***]*
    9885NYP       HIV-1 DNA Detector New York Prognostic                                                   [***]*
      9885        HIV-1 DNA DetectR                                                                        [***]*
     9885N        HIV-1 DNA DetectR Non-blood                                                              [***]*
      9848        HIV-1 Free & Total Ag                                                                    [***]*
      9881        HIV-1 Free Ag                                                                            [***]*
     9881C        HIV-1 Free Ag CSF                                                                        [***]*
    9881NYD       HIV-1 Free Ag New York Diagnostic                                                        [***]*
    9881NYP       HIV-1 Free Ag New York Prognostic                                                        [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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
                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
      7479        HIV-1 GenotypR (Protease Inhibitor)                                                      [***]*
     7479NY       HIV-1 GenotypR (Protease Inhibitor) New York                                             [***]*
      7477        HIV-1 GenotypR (Reverse Transcriptase Inhibitor)                                         [***]*
     7477NY       HIV-1 GenotypR (Reverse Transcriptase Inhibitor) New York                                [***]*
      7480        HIV-1 GenotypR PLUS ( Rev Trans & Prot Inhib )                                           [***]*
     7480NY       HIV-1 GenotypR PLUS ( Rev Trans & Prot Inhib ) New York                                  [***]*
      3080        HIV-1 Immune Status Monitor                                                              [***]*
      5732        HIV-1 Proviral DNA Quantitation                                                          [***]*
     9884A        HIV-1 RNA Quant by Roche Amplicor                                                        [***]*
    9884ASR       HIV-1 RNA Quant by Roche Amplicor w/ Serial Reporting                                    [***]*
     7478NY       HIV-1 RNA Quant by Roche reflex HIV GenotypR (RTI) New York                              [***]*
     7482NY       HIV-1 RNA Quant by Roche reflex HIV GenotypR PLUS New York                               [***]*
     7483A        HIV-1 RNA Quant by Roche reflx Ultrasens + GenotypR (PI)                                 [***]*
    7483ASR       HIV-1 RNA Quant by Roche reflx Ultrasens+GenotypR(PI), Ser R                             [***]*
     9874A        HIV-1 RNA Quant by Roche reflx Ultrasensitive                                            [***]*
    7482ASR       HIV-1 RNA Quant by Roche rflx Ultrasens + GenotypR PLUS w/SR                             [***]*
     7478A        HIV-1 RNA Quant by Roche rflx Ultrasensitive+GenotypR (RTI)                              [***]*
   7482NYSR HIV-1 RNA Quant by Roche rfx HIV GenotypR PLUS New York w/SR                                   [***]*
   7478NYSR HIV-1 RNA Quant by Roche rfx HIV GenotypR RTI New York w/SR                                    [***]*
     7482A        HIV-1 RNA Quant by Roche rfx to Ultrasensitive+GenotypR PLUS                             [***]*
    7478ASR       HIV-1 RNA Quant by Roche rfx Ultrasens+GenotypR RTI w/SerRep                             [***]*
     7485A        HIV-1 RNA Quant by Roche Ultrasensitive                                                  [***]*
    7485ASR       HIV-1 RNA Quant by Roche Utlrasensitive with Serial Graphics                             [***]*
    9874ASR       HIV-1 RNA Quant by Roche w/reflx Ultrasensitive w/Serial Rep                             [***]*
      9886        HIV-1 RNA Quantitation by Branched DNA                                                   [***]*
     9886NY       HIV-1 RNA Quantitation by Branched DNA (New York)                                        [***]*
    9884NYP       HIV-1 RNA Quantitation New York Prognostic                                               [***]*
    9884NYPS      HIV-1 RNA Quantitation New York Prognostic w/Serial Report                               [***]*
      9874        HIV-1 RNA UltraQuant                                                                     [***]*
      9872        HIV-1 RNA UltraQuant & CD4 Cell Count                                                    [***]*
     9872SR       HIV-1 RNA UltraQuant & CD4 Cell Count w/Serial Report                                    [***]*
     9874NY       HIV-1 RNA UltraQuant New York                                                            [***]*
    9874NYSR      HIV-1 RNA UltraQuant New York w/Serial Reporting                                         [***]*
     7483SR       HIV-1 RNA UltraQuant reflex to HIV GenotypR (PI) w/Ser Rep                               [***]*
      7478        HIV-1 RNA UltraQuant reflx to HIV GenotypR ( RTI )                                       [***]*
     7478SR       HIV-1 RNA UltraQuant reflx to HIV GenotypR ( RTI ) w/Ser Rep                             [***]*
      7483        HIV-1 RNA UltraQuant reflx to HIV GenotypR (PI)                                          [***]*
     7483NY       HIV-1 RNA UltraQuant reflx to HIV GenotypR (PI) New York                                 [***]*
      7482        HIV-1 RNA UltraQuant reflx to HIV GenotypR PLUS ( RTI & PI )                             [***]*
     7482SR       HIV-1 RNA UltraQuant reflx to HIV GenotypR PLUS w/Serial Rep                             [***]*
  7483NYSR HIV-1  RNA UltraQuant rfx HIV GenotypR (PI) New York w/Serial                                   [***]*
    9874SR HIV-1  RNA UltraQuant with Serial Reporting                                                     [***]*
      9846        HIV-1 Total Ag,  Immune Complex Disruption (ICD)                                         [***]*
      9915        HIV-1/2 Abs w/ reflex IB                                                                 [***]*
     9915B        HIV-1/2 Abs w/ reflex IB + bands                                                         [***]*
     9915NY       HIV-1/2 Abs w/ reflex IB New York                                                        [***]*
    9915NYB       HIV-1/2 Abs w/reflex IB + bands New York                                                 [***]*
     9876NY       HIV-2 DNA Detector Qual New York                                                         [***]*
      9876        HIV-2 DNA DetectR                                                                        [***]*
      9921        HIV-2 IgG Abs w/ reflex IB                                                               [***]*
     9921B        HIV-2 IgG Abs w/ reflex IB + bands                                                       [***]*
     9921C        HIV-2 IgG Abs w/ reflex IB CSF                                                           [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR
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  COMMISSION.

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
                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
     9921NY       HIV-2 IgG Abs w/ reflex IB New York                                                      [***]*
      9926        HIV-2 IgG Abs,  Confirmation                                                             [***]*
     9926B        HIV-2 IgG Abs,  Confirmation + bands                                                     [***]*
     9926C        HIV-2 IgG Abs, Confirm, CSF                                                              [***]*
      1364        HLA B27 GenotypR                                                                         [***]*
      1349        HLA: A & B Typing,  Complete                                                             [***]*
      1356        HLA: A or B Typing (specify antigen)                                                     [***]*
      1351        HLA: A,  B,  & C Typing,  Complete                                                       [***]*
      1035        HLA: A,  B,  C,  & D Typing,  Complete                                                   [***]*
      1350        HLA: B27 Typing                                                                          [***]*
      1362        HLA: B5 (B51 & B52) Typing                                                               [***]*
      1354        HLA: B8 - Primary Sclerosing Cholangitis                                                 [***]*
      1355        HLA: Diabetes-associated                                                                 [***]*
      1352        HLA: DR Typing,  Complete                                                                [***]*
      1706        HLA: DR2 & DQ1 - Narcolepsy Evaluation                                                   [***]*
      1357        HLA: DR2 OR DR4 (specify antigen)                                                        [***]*
      1353        HLA: DR3 - Celiac Disease                                                                [***]*
      1358        HLA: DRB1 - Rheumatoid Arthritis                                                         [***]*
      3334        Homocyst(e)ine UltraQuant                                                                [***]*
     3334U        Homocyst(e)ine UltraQuant Urine                                                          [***]*
      3946        Homovanillic Acid,  24hr Urine                                                           [***]*
      3947        Homovanillic Acid,  Pediatric                                                            [***]*
     3946UR       Homovanillic Acid,  Urine Random                                                         [***]*
      9898        HTLV I / II IgG Abs                                                                      [***]*
     9898C        HTLV I / II IgG Abs CSF                                                                  [***]*
      9899        HTLV I / II IgG Abs w/ reflex HTLV I / II IB + bands                                     [***]*
      7780        HTLV-I / II Abs Confirmation                                                             [***]*
     7780B        HTLV-I / II Abs Confirmation + bands                                                     [***]*
     7780CB       HTLV-I / II Abs Confirmation + bands CSF                                                 [***]*
     7780C        HTLV-I / II Abs Confirmation CSF                                                         [***]*
      9896        HTLV-I / II DNA DetectR                                                                  [***]*
      5915        Human Anti-Mouse Abs                                                                     [***]*
      3184        Human Chorionic Gonadotropin                                                             [***]*
     3184C        Human Chorionic Gonadotropin CSF                                                         [***]*
     3184F        Human Chorionic Gonadotropin Fluid                                                       [***]*
     3184SR       Human Chorionic Gonadotropin w/Serial Graphics                                           [***]*
      1638        Human Mixed Lymphocyte Reaction,  One Way [MLR]                                          [***]*
      1639        Human Mixed Lymphocyte Reaction,  Two Way [MLR]                                          [***]*
      1820        Human Papillomavirus DetectR                                                             [***]*
      1824        Human Papillomavirus DetectR reflx to GenotypR                                           [***]*
      1822        Human Papillomavirus GenotypR                                                            [***]*
      3186        Human Placental Lactogen                                                                 [***]*
      1086        Humoral Immune Eval + H. influenzae b                                                    [***]*
     1086P        Humoral Immune Eval + H. influenzae b Pre/Post Vacc                                      [***]*
    1086/12       Humoral Immune Eval + Pneumo 12 & H. influenzae b                                        [***]*
    1086P/12      Humoral Immune Eval + Pneumo 12 & H. influenzae b Pre/Post                               [***]*
      1043        Humoral Immune Evaluation                                                                [***]*
    1043/12       Humoral Immune Evaluation (Pneumo 12)                                                    [***]*
    1043P/12      Humoral Immune Evaluation (Pneumo 12) Pre/Post Vacc                                      [***]*
     1043P        Humoral Immune Evaluation Pre/Post Vacc                                                  [***]*
    1048/12       Humoral Immune Status Survey (Pneumo 12)                                                 [***]*
    1048P/12      Humoral Immune Status Survey (Pneumo 12) Pre/Post Vacc                                   [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR
  CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
  COMMISSION.

                                 Page 26 of 61
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                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
      1048        Humoral Immune Status Survey (Pneumo 4)                                                  [***]*
     1048P        Humoral Immune Status Survey (Pneumo 4) Pre/Post Vacc                                    [***]*
      1481        Hyaluronic Acid                                                                          [***]*
     1481F        Hyaluronic Acid Fluid                                                                    [***]*
      3261        Hyperaldosteronism Evaluation                                                            [***]*
      8157        Hypersensitivity Evaluation II                                                           [***]*
      8156        Hypersensitivity Pneumonitis Evaluation                                                  [***]*
      3264        Hypertension IV: Cushing Syndrome Evaluation                                             [***]*
      1506        IgA                                                                                      [***]*
      1498        IgA (Autoantibodies) IgG & IgM Ab Panel                                                  [***]*
     1498C        IgA (Autoantibodies) IgG & IgM Ab Panel CSF                                              [***]*
      1896        IgA (loc)                                                                                [***]*
     1506U        IgA 24hr Urine                                                                           [***]*
      1431        IgA Fibronectin Aggregates & Serum IgA                                                   [***]*
     1506F        IgA Fluid                                                                                [***]*
      1436        IgA Nephropathy Evaluation                                                               [***]*
      1931        IgA Subclasses 1 & 2                                                                     [***]*
     1506UR       IgA Urine Random                                                                         [***]*
     1045C        IgA,  IgG & IgM Immunoglobulin Quantitation CSF                                          [***]*
      1045        IgA,  IgG,  & IgM Immunoglobulin Quantitation                                            [***]*
     1466C        IgA,  Low Concentrations (less than 1.1 mg/dL) CSF                                       [***]*
      1145        IgD                                                                                      [***]*
     1145F        IgD Fluid                                                                                [***]*
      1245        IgE                                                                                      [***]*
     1245F        IgE Fluid                                                                                [***]*
      1505        IgG                                                                                      [***]*
     1505U        IgG 24hr Urine                                                                           [***]*
     1505C        IgG CSF                                                                                  [***]*
     1505F        IgG Fluid                                                                                [***]*
      1625        IgG Subclass 1                                                                           [***]*
      1627        IgG Subclass 2                                                                           [***]*
      1628        IgG Subclass 3                                                                           [***]*
      1629        IgG Subclass 4                                                                           [***]*
      1623        IgG Subclasses 1,  2,  3,  & 4                                                           [***]*
      3587        IgG Subclasses 2 & 4                                                                     [***]*
      1550        IgG Synthesis Rate,  CNS Index                                                           [***]*
     1505UR       IgG Urine Random [Neph]                                                                  [***]*
      1438        IgG-Fibronectin Aggregates                                                               [***]*
      1508        IgM                                                                                      [***]*
      1891        IgM (loc)                                                                                [***]*
     1508U        IgM 24hr Urine                                                                           [***]*
     1508F        IgM Fluid                                                                                [***]*
     1508UR       IgM Urine Random                                                                         [***]*
     1461C        IgM,  low concentrations less than 1.1 mg/dL CSF                                         [***]*
   IHCSTAIN1      IHC 1 Stain                                                                              [***]*
      4932        Imipramine & Desipramine [Norpramin]                                                     [***]*
      1401        Immune Complex Assay C1q Binding,  Fluid Phase                                           [***]*
     1401F        Immune Complex Assay C1q Binding,  Fluid Phase Fluid                                     [***]*
      1403        Immune Complex Assay,  Polyethylene Glycol                                               [***]*
     1403F        Immune Complex Assay,  Polyethylene Glycol Fluid                                         [***]*
      1230        Immune Complex Assay,  Raji Cell                                                         [***]*
     1230F        Immune Complex Assay,  Raji Cell Fluid                                                   [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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

                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
      1340        Immune Status Panel - DPT                                                                [***]*
      1341        Immune Status Panel - MMR                                                                [***]*
      1882        Immunoglobulin Gene Rearrangement,  Heavy-chain JH probe                                 [***]*
      1884        Immunoglobulin Gene Rearrangement,  Kappa Light-chain Probe                              [***]*
      3462        Immunoreactive Trypsin                                                                   [***]*
      3856        Immunosuppressive Acidic Protein                                                         [***]*
      4965        Indinavir MonitR                                                                         [***]*
      7536        Infectious Gastroenteritis Evaluation                                                    [***]*
      2016        Infertility: Endocrine Evaluation (Female)                                               [***]*
      2017        Infertility: Endocrine Evaluation (Male)                                                 [***]*
      2594        Influenza A & B MultiplexR                                                               [***]*
      8521        Influenza Evaluation                                                                     [***]*
      8516        Influenza Virus A & B IgG,  IgM & IgA Abs                                                [***]*
     8516C        Influenza Virus A & B IgG,  IgM & IgA Abs CSF                                            [***]*
      2586        Influenza Virus Abs,  Type A                                                             [***]*
     2586C        Influenza Virus Abs,  Type A CSF                                                         [***]*
      2591        Influenza Virus Abs,  Type B                                                             [***]*
     2591C        Influenza Virus Abs,  Type B CSF                                                         [***]*
      2741        Influenza Virus Abs,  Types A & B                                                        [***]*
     2741C        Influenza Virus Abs,  Types A & B CSF                                                    [***]*
      2423        Influenza Virus,  Types A & B Detection                                                  [***]*
      3984        Inhibin                                                                                  [***]*
      3192        Insulin                                                                                  [***]*
      3876        Insulin Antibodies                                                                       [***]*
      3193        Insulin,  Free and Bound                                                                 [***]*
      3959        Insulin-like Growth Factor Binding Protein (IGFBP-3)                                     [***]*
      3220        Insulin-like Growth Factor I                                                             [***]*
      3290        Interferon-alpha                                                                         [***]*
     3290C        Interferon-alpha CSF                                                                     [***]*
      3297        Interferon-beta 1a IgG Ab                                                                [***]*
      3295        Interferon-beta Autoabs                                                                  [***]*
      3292        Interferon-gamma                                                                         [***]*
      3868        Interleukin-1 beta                                                                       [***]*
     3868C        Interleukin-1 beta CSF                                                                   [***]*
      3816        Interleukin-1 ra                                                                         [***]*
      3823        Interleukin-10                                                                           [***]*
      3812        Interleukin-12                                                                           [***]*
      3870        Interleukin-2                                                                            [***]*
     3870C        Interleukin-2 CSF                                                                        [***]*
     3832C        Interleukin-2 Receptor CSF                                                               [***]*
      3832        Interleukin-2 Receptor,  Soluble                                                         [***]*
     3832SF       Interleukin-2 Receptor,  Soluble Synovial Fluid                                          [***]*
      3814        Interleukin-4                                                                            [***]*
      3827        Interleukin-5                                                                            [***]*
      3828        Interleukin-6                                                                            [***]*
      3822        Interleukin-8                                                                            [***]*
     3822BW       Interleukin-8 Bronchial Wash                                                             [***]*
      3196        Intrinsic Factor Blocking Autoabs                                                        [***]*
      3532        Iron                                                                                     [***]*
      3534        Iron Binding Capacity + %Saturation                                                      [***]*
      3536        Iron Liver Tissue                                                                        [***]*
      3535        Iron Status MonitR                                                                       [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                 Page 28 of 61
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

                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
      3069        Islet Cell Autoabs Evaluation                                                            [***]*
      3066        Islet Cell Autoantibodies,  Complement Fixing                                            [***]*
      1165        Islet Cell IgG Cytoplasmic Antibodies                                                    [***]*
      1166        Islet Cell IgG Cytoplasmic Autoabs w/reflex Insulin Abs                                  [***]*
      3356        Isohemagglutinin Titer                                                                   [***]*
      4915        Isoniazid                                                                                [***]*
     4915P        Isoniazid Peak & Trough                                                                  [***]*
      4905        Itraconazole                                                                             [***]*
      7596        Japanese Encephalitis Virus Total Abs                                                    [***]*
     7596C        Japanese Encephalitis Virus Total Abs CSF                                                [***]*
      8145        JC Virus DNA DetectR                                                                     [***]*
      8147        JC Virus Ultraquant                                                                      [***]*
      1207        Jo-1 Abs [DD]                                                                            [***]*
      1208        Jo-1 IgG Autoabs [EIA]                                                                   [***]*
      1281        Jo-1 IgG Autoabs [IB]                                                                    [***]*
     1741UR       Kappa & Lambda Light Chain Urine Random                                                  [***]*
     1741U        Kappa & Lambda Light Chain,  Quant 24hr Urine                                            [***]*
     1731UR       Kappa Light Chain Urine Random                                                           [***]*
     1731U        Kappa Light Chain,  Quant 24hr Urine                                                     [***]*
      4906        Ketoconazole                                                                             [***]*
      4168        Kidney Stone Risk AssessR                                                                [***]*
      1222        Ku Autoantibodies                                                                        [***]*
      3452        Lactate Dehydrogenase                                                                    [***]*
      3453        Lactate Dehydrogenase (LD) Isoenzymes                                                    [***]*
      4128        Lactic Acid Plasma                                                                       [***]*
     1736UR       Lambda Light Chain Urine Random                                                          [***]*
     1736U        Lambda Light Chain,  Quant 24hr Urine                                                    [***]*
      4966        Lamivudine (3TC) MonitR                                                                  [***]*
      4196        Lamotrigine                                                                              [***]*
     4861U        Lead 24hr Urine                                                                          [***]*
     4861I        Lead Industrial (OSHA) Whole Blood                                                       [***]*
      4861        Lead Serum                                                                               [***]*
     4861UR       Lead Urine Random                                                                        [***]*
     4861W        Lead Whole Blood                                                                         [***]*
     4861IX       Lead Whole Blood, Industrial - Osha Priority                                             [***]*
     4861NY       Lead,  Whole Blood                                                                       [***]*
     4861X        Lead,  Whole Blood Priorty                                                               [***]*
      2504        Legionella Culture: Environmental                                                        [***]*
      2152        Legionella micdadei & L. longbeachae IgG & IgM Abs                                       [***]*
      2422        Legionella pneumophila Ag Detection                                                      [***]*
      9501        Legionella pneumophila Ag Detection Urine                                                [***]*
      2920        Legionella pneumophila DNA DetectR                                                       [***]*
      2432        Legionella pneumophila Evaluation                                                        [***]*
      2153        Legionella pneumophila IgG & IgM Abs,  Serotypes 1-14                                    [***]*
      2156        Legionella pneumophila IgG & IgM Abs,  Serotypes 1-6                                     [***]*
     2156F        Legionella pneumophila IgG & IgM Abs,  Serotypes 1-6 Fluid                               [***]*
      2154        Legionella pneumophila IgG Abs,  Serotypes 1-14                                          [***]*
      2159        Legionella pneumophila IgM Abs,  Serotypes 1-14                                          [***]*
      8246        Legionella pneumophila Total Abs,  Pooled Serotypes 1-6                                  [***]*
     8246C        Legionella pneumophila Total Abs,  Pooled Serotypes CSF                                  [***]*
      2404        Legionella spp. Culture                                                                  [***]*
      3420        Leishmania Total Abs                                                                     [***]*

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  CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
  COMMISSION.

                                 Page 29 of 61
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


                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
      2398        Leptospira Culture & Darkfield Microscopy                                                [***]*
      7621        Leptospira IgG & IgM Abs                                                                 [***]*
     7621C        Leptospira IgG & IgM Abs CSF                                                             [***]*
      7546        Leptospira IgG Abs                                                                       [***]*
      7551        Leptospira IgM Abs                                                                       [***]*
      7626        Leptospirosis Evaluation                                                                 [***]*
      1670        Leukemia / Lymphoma Blood Evaluation                                                     [***]*
      1672        Leukemia / Lymphoma Blood Reflexive Evaluation                                           [***]*
      1667        Leukemia / Lymphoma Bone Marrow Evaluation                                               [***]*
      1674        Leukemia / Lymphoma Evaluation Blood                                                     [***]*
      1679        Leukemia / Lymphoma Evaluation Bone Marrow or Tissue                                     [***]*
      1682        Leukemia / Lymphoma Panel,  Chronic Bone Marrow or Tissue                                [***]*
      1666        Leukemia / Lymphoma Tissue or Body Fluid Evaluation                                      [***]*
      1676        Leukemia / Lymphoma,  Comprehensive Blood                                                [***]*
      1677        Leukemia / Lymphoma,  Comprehensive Bone Marrow or Tissue                                [***]*
      3978        Leukocyte Alkaline Phosphatase Stain                                                     [***]*
     4099UR       Leukotriene B4                                                                           [***]*
      3320        L-Glutamine                                                                              [***]*
      4130        Lidocaine                                                                                [***]*
      3369        Lipase                                                                                   [***]*
     3369U        Lipase,  Urine                                                                           [***]*
      3858        Lipid-Associated Sialic Acid                                                             [***]*
     3858SR       Lipid-Associated Sialic Acid w/Serial Graphics                                           [***]*
      3446        Lipoprotein (a)                                                                          [***]*
     3446E        Lipoprotein (a),  Endpoint                                                               [***]*
      3445        Lipoprotein Electrophoresis                                                              [***]*
      8841        Listeria monocytogenes Abs                                                               [***]*
     8841C        Listeria monocytogenes Abs CSF                                                           [***]*
      8251        Listeria monocytogenes IgG Abs                                                           [***]*
     8251C        Listeria monocytogenes IgG Abs CSF                                                       [***]*
      7685        Listeria monocytogenes IgG Antibody Index                                                [***]*
     4871U        Lithium 24hr Urine                                                                       [***]*
      4871        Lithium Serum                                                                            [***]*
     4871UR       Lithium Urine Random                                                                     [***]*
      5922        Liver Cytosol Autoabs                                                                    [***]*
      1115        Liver-Kidney-Microsome Autoabs                                                           [***]*
      5923        Liver-Specific Membrane Lipoprotein Autoabs                                              [***]*
      1094        Lupus Activity Reporter                                                                  [***]*
      1911        Lupus Anticoagulant: DRVVT                                                               [***]*
      1915        Lupus Anticoagulant: Hexagonal Phase                                                     [***]*
      5963        Lupus Anticoagulant: Screen 1                                                            [***]*
      5976        Lupus Anticoagulant: Screen 2                                                            [***]*
      5962        Lupus Anticoagulant: Screen 3                                                            [***]*
      5036        Lupus CNS Evaluation                                                                     [***]*
      1057        Lupus CNS Evaluation CSF & Serum                                                         [***]*
      5150        Lupus Erythematosus Cell Preparation                                                     [***]*
      1096        Lupus Monitor                                                                            [***]*
      5045        Lupus Pregnancy Monitor                                                                  [***]*
      5021        Lupus Renal Evaluation #1                                                                [***]*
      5022        Lupus Renal Evaluation #2                                                                [***]*
      5031        Lupus Renal Evaluation A                                                                 [***]*
      5023        Lupus Renal Evaluation B                                                                 [***]*


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  CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
  COMMISSION.

                                 Page 30 of 61
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                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
      3198        Luteinizing Hormone                                                                      [***]*
      8968        Lyme Co-infection Panel                                                                  [***]*
      2871        Lymphadenopathy,  Infectious IgM Abs Evaluation                                          [***]*
      1062        Lymphocyte Antigen & Mitogen Proliferation Analysis                                      [***]*
      1648        Lymphocyte Antigen Proliferation Analysis                                                [***]*
      1643        Lymphocyte Antigen Proliferation Analysis,  Candida                                      [***]*
      1645        Lymphocyte Antigen Proliferation Assays,  PPD (Tuberculin)                               [***]*
      1644        Lymphocyte Antigen Proliferation Assays,  Tetanus                                        [***]*
      1671        Lymphocyte Enumeration,  Basic                                                           [***]*
      1668        Lymphocyte Enumeration,  Basic & NK Cells                                                [***]*
      1656        Lymphocyte Enumeration,  Helper/Inducer                                                  [***]*
     1656SR       Lymphocyte Enumeration,  Helper/Inducer w/ Serial Report                                 [***]*
     1656NY       Lymphocyte Enumeration,  Helper/Inducer without CBC                                      [***]*
      1657        Lymphocyte Enumeration,  Helper/Suppressor                                               [***]*
      1659        Lymphocyte Enumeration,  Helper/Suppressor (Limited)                                     [***]*
     1657NY       Lymphocyte Enumeration,  Helper/Supressor without CBC                                    [***]*
      1660        Lymphocyte Enumeration,  Naive Memory Cell                                               [***]*
      1658        Lymphocyte Enumeration,  T & B Cell                                                      [***]*
      1655        Lymphocyte Enumeration,  T Cell                                                          [***]*
      1060        Lymphocyte Mitogen Proliferation Analysis                                                [***]*
      1642        Lymphocyte Mitogen Proliferation Analysis,  ConA                                         [***]*
      1640        Lymphocyte Mitogen Proliferation Analysis,  PHA                                          [***]*
      1641        Lymphocyte Mitogen Proliferation Analysis,  PWM                                          [***]*
      2601        Lymphocytic Choriomeningitis Abs                                                         [***]*
     2601C        Lymphocytic Choriomeningitis Abs CSF                                                     [***]*
      2606        Lymphogranuloma Venereum Abs                                                             [***]*
     2606C        Lymphogranuloma Venereum Abs CSF                                                         [***]*
      8061        Lymphogranuloma Venereum Abs Panel                                                       [***]*
      1661        Lymphoma Panel                                                                           [***]*
      4103        Lysergic Acid Diethylamide (LSD) Screen                                                  [***]*
     4103U        Lysergic Acid Diethylamide (LSD) Screen,  Urine                                          [***]*
      4070        Lysosomal-associated Membrane Protein IgG Autoantibodies                                 [***]*
      3882        Macrophage Inflammatory Protein-1 alpha                                                  [***]*
      3883        Macrophage Inflammatory Protein-1 beta                                                   [***]*
     4866U        Magnesium 24hr Urine                                                                     [***]*
     4866R        Magnesium RBC                                                                            [***]*
      4866        Magnesium Serum                                                                          [***]*
     4866UR       Magnesium Urine Random                                                                   [***]*
     8371C        Malaria Antibodies IgG & IgM Abs CSF [EIA]                                               [***]*
      8370        Malaria DNA DetectR                                                                      [***]*
      8371        Malaria IgG & IgM Abs                                                                    [***]*
      2945        Malaria Organism Detection                                                               [***]*
      4872        Manganese                                                                                [***]*
     4872U        Manganese 24hr Urine                                                                     [***]*
     4872R        Manganese RBC                                                                            [***]*
     4872UR       Manganese Urine Random                                                                   [***]*
     4872W        Manganese Whole Blood                                                                    [***]*
      3830        Mannose-binding Protein                                                                  [***]*
      8771        Measles IgG & IgM Abs                                                                    [***]*
     8771C        Measles IgG & IgM Abs CSF                                                                [***]*
      8776        Measles IgG Abs                                                                          [***]*
     8776C        Measles IgG Abs CSF                                                                      [***]*

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  CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
  COMMISSION.

                                 Page 31 of 61
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                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
      8600        Measles IgG Antibody Index                                                               [***]*
      8781        Measles IgM Abs                                                                          [***]*
     8781C        Measles IgM Abs CSF                                                                      [***]*
      4994        Megaloblastic Anemia AssessR                                                             [***]*
      4995        Megaloblastic Anemia EvaluatR                                                            [***]*
      3857        Melanoma Monitor                                                                         [***]*
     3857SR       Melanoma Monitor w/Serial Graphics                                                       [***]*
      2771        Meningoencephalomyelitis Viral Ab Evaluation                                             [***]*
     2771C        Meningoencephalomyelitis Viral Ab Evaluation CSF                                         [***]*
     2771CS       Meningoencephalomyelitis Viral Ab Evaluation CSF & Serum                                 [***]*
     4873U        Mercury 24hr Urine                                                                       [***]*
      4873        Mercury Serum                                                                            [***]*
     4873UI       Mercury Urine Industrial                                                                 [***]*
     4873UR       Mercury Urine Random                                                                     [***]*
     4873W        Mercury Whole Blood                                                                      [***]*
      5315        Metabolic Panel,  Basic                                                                  [***]*
      5317        Metabolic Panel,  Comprehensive                                                          [***]*
      3315        Metanephrines,  Fractionated 24hr Urine                                                  [***]*
     3315UR       Metanephrines,  Fractionation Urine Random                                               [***]*
      3316        Metanephrines,  Total 24hr Urine                                                         [***]*
     3316UR       Metanephrines,  Total Urine Random                                                       [***]*
     4134U        Methadone Urine                                                                          [***]*
      4135        Methotrexate                                                                             [***]*
      3496        Methylmalonic Acid                                                                       [***]*
     3496U        Methylmalonic Acid Urine                                                                 [***]*
      3241        Mi-2 Autoantibodies                                                                      [***]*
      3442        Microalbumin Random Urine                                                                [***]*
      3441        Microalbumin, 24Hr Urine                                                                 [***]*
      5720        Microsporidia Spore Stain                                                                [***]*
      4165        Minerals Analysis RBC w/ K+                                                              [***]*
      1102        Mitochondrial Total Autoabs                                                              [***]*
     4880W        Molybdenum,  Whole blood                                                                 [***]*
     3125C        Monoclonal Gammopathies,  CSF                                                            [***]*
      3125        Monoclonal Gammopathies,  Serum                                                          [***]*
     3125U        Monoclonal Gammopathies,  Urine                                                          [***]*
      4021        Motor & Sensory Neuropathy Evaluation                                                    [***]*
     4021C        Motor & Sensory Neuropathy Evaluation CSF                                                [***]*
      4020        Motor & Sensory Neuropathy EvaluatR                                                      [***]*
      4026        Motor Neuropathy Evaluation                                                              [***]*
     4026C        Motor Neuropathy Evaluation CSF                                                          [***]*
      2050        MRZ Reaction Evaluation                                                                  [***]*
      4559        MTHFR A1298C Mutation                                                                    [***]*
      4558        MTHFR C677T Mutation                                                                     [***]*
      4560        MTHFR reflex GenotypR                                                                    [***]*
      1055        Multiple Sclerosis Evaluation                                                            [***]*
      9711        Mumps IgG & IgM Abs                                                                      [***]*
     9711C        Mumps IgG & IgM Abs CSF                                                                  [***]*
      9716        Mumps IgG Abs                                                                            [***]*
     9716C        Mumps IgG Abs CSF                                                                        [***]*
      9721        Mumps IgM Abs                                                                            [***]*
     9721C        Mumps IgM Abs CSF                                                                        [***]*
      9728        Mumps RNA DetectR                                                                        [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR
  CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
  COMMISSION.

                                 Page 32 of 61
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                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
      1025        Myasthenia Gravis Evaluation                                                             [***]*
      7475        Mycobacterium Tuberculosis DNA PCR                                                       [***]*
      7470        Mycobacterium Tuberculosis GenotypR                                                      [***]*
      4910        Mycophenolic Acid                                                                        [***]*
      2399        Mycoplasma hominis Culture                                                               [***]*
      2929        Mycoplasma MultiplexR                                                                    [***]*
      2406        Mycoplasma pneumoniae Culture                                                            [***]*
      2924        Mycoplasma pneumoniae DNA DetectR                                                        [***]*
      8731        Mycoplasma pneumoniae IgA Abs                                                            [***]*
     8731C        Mycoplasma pneumoniae IgA Abs CSF                                                        [***]*
      8741        Mycoplasma pneumoniae IgG & IgM Abs                                                      [***]*
     8741C        Mycoplasma pneumoniae IgG & IgM Abs CSF                                                  [***]*
     8741P        Mycoplasma pneumoniae IgG & IgM Abs Paired                                               [***]*
      8746        Mycoplasma pneumoniae IgG Abs                                                            [***]*
     8746C        Mycoplasma pneumoniae IgG Abs CSF                                                        [***]*
      8660        Mycoplasma pneumoniae IgG Antibody Index                                                 [***]*
      8736        Mycoplasma pneumoniae IgG,  IgM & IgA Abs SeroDx                                         [***]*
     8736C        Mycoplasma pneumoniae IgG,  IgM & IgA Abs SeroDx CSF                                     [***]*
      8751        Mycoplasma pneumoniae IgM Abs                                                            [***]*
     8751C        Mycoplasma pneumoniae IgM Abs CSF                                                        [***]*
      1056        Myelin Basic Protein Autoantibodies [MBP]                                                [***]*
     1056C        Myelin Basic Protein Autoantibodies CSF [MBP-CSF]                                        [***]*
      3900        Myelin Basic Protein CSF                                                                 [***]*
      4051        Myelin-Assoc Glycoprot & Sulfoglucuronyl Paragloboside Eval                              [***]*
      4061        Myelin-Associated Glycoprotein (MAG) Autoabs                                             [***]*
      1926        Myelin-Associated Glycoprotein (MAG) IgM Autoabs                                         [***]*
     1926C        Myelin-Associated Glycoprotein (MAG) IgM Autoabs CSF                                     [***]*
      1386        Myeloperoxidase Autoabs                                                                  [***]*
      1103        Myocardial Total Autoabs                                                                 [***]*
      4988        Myoglobin                                                                                [***]*
     4988UR       Myoglobin Urine Random                                                                   [***]*
      8666        Myopericarditis Viral Antibodies Evaluation                                              [***]*
     8666C        Myopericarditis Viral Antibodies Evaluation CSF                                          [***]*
      3240        Myositis AssessR                                                                         [***]*
      3242        Myositis AssessR Plus Jo-1 Autoantibodies                                                [***]*
      1523        N-Acetyl-B-D-Glucosaminidase                                                             [***]*
      1705        Narcolepsy EvaluatR                                                                      [***]*
      5421        Natural Killer Cell & LAK Cell Function                                                  [***]*
      5422        Natural Killer Cell Evaluation                                                           [***]*
      5420        Natural Killer Cell Function                                                             [***]*
      1872        Natural Killer Cell Quantitation                                                         [***]*
      2516        Neisseria gonorrhoeae Abs                                                                [***]*
     2516C        Neisseria gonorrhoeae Abs CSF                                                            [***]*
      2414        Neisseria gonorrhoeae Culture                                                            [***]*
      2930        Neisseria gonorrhoeae Detection rRNA                                                     [***]*
      2932        Neisseria gonorrhoeae DNA LCR                                                            [***]*
      4951        Nelfinavir MonitR                                                                        [***]*
      3282        Neopterin                                                                                [***]*
     3282C        Neopterin CSF                                                                            [***]*
      3172        Neuroblastoma Monitor                                                                    [***]*
     3172SR       Neuroblastoma Monitor w/Serial Graphics                                                  [***]*
      7960        Neuroborreliosis AccuDx                                                                  [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR
  CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
  COMMISSION.

                                 Page 33 of 61
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                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
     7960SF       Neuroborreliosis AccuDx,  Synovial Fluid                                                 [***]*
      7965        Neuroborreliosis Evaluation                                                              [***]*
      1052        Neurofilament-heavy Subunit [NF-H] Autoabs                                               [***]*
      1198        Neuronal IgG Autoabs for CNS Lupus                                                       [***]*
     1198C        Neuronal IgG Autoabs for CNS Lupus CSF                                                   [***]*
     1198CS       Neuronal IgG Autoabs for CNS Lupus Serum & CSF                                           [***]*
      1186        Neuronal Nuclear Abs Type 1 (Hu)                                                         [***]*
     1186C        Neuronal Nuclear Abs Type 1 (Hu) CSF                                                     [***]*
      1168        Neuronal Nuclear IgG Abs Type 1 (Hu)                                                     [***]*
     1168C        Neuronal Nuclear IgG Abs Type 1 (Hu) CSF                                                 [***]*
     1168CS       Neuronal Nuclear IgG Abs Type 1 (Hu) Serum & CSF                                         [***]*
      3860        Neuron-specific Enolase                                                                  [***]*
     3860C        Neuron-specific Enolase CSF                                                              [***]*
      1383        Neutrophil Function: Adherence [CD11a,  CD11b,  CD11c,  CD18]                            [***]*
      1382        Neutrophil Function: Myeloperoxidase                                                     [***]*
      4954        Nevirapine MonitR                                                                        [***]*
      9620        NMP22 Bladder Tumor Marker                                                               [***]*
      8151        Nocardia IgG Abs                                                                         [***]*
     8151C        Nocardia IgG Abs CSF                                                                     [***]*
     1804T        Non-breast Cancer Profile 1 - Paraffin                                                   [***]*
    5400TBK       NonBreast DNA Ploidy & Cell Cycle Analysis Block                                         [***]*
    5400TFZ       NonBreast DNA Ploidy & Cell Cycle Analysis Frozen                                        [***]*
      4928        Nordiazepam [Zofran]                                                                     [***]*
      4930        Nortriptyline                                                                            [***]*
     4266U        N-Telopeptides w/ Creatinine                                                             [***]*
      4556        Obstetric Complications AssessR                                                          [***]*
      5250        Occult Blood (Hemoccult)                                                                 [***]*
      1223        OJ Autoantibodies                                                                        [***]*
      5910        OKT3 (Anti-) IgG Abs                                                                     [***]*
      5912        OKT3 Ab Quantitation                                                                     [***]*
      1559        Oligoclonal Immunoglobulins [AE]                                                         [***]*
      1557        Oligoclonal Immunoglobulins [IEF/IFIX]                                                   [***]*
      4138        Opiates Screen,  Serum                                                                   [***]*
     4138U        Opiates Urine                                                                            [***]*
      3204        Osmolality Serum                                                                         [***]*
     3204U        Osmolality Urine                                                                         [***]*
     3204UR       Osmolality,  Random Urine                                                                [***]*
      3550        Osteocalcin                                                                              [***]*
      7452        Osteoporosis EvaluatR                                                                    [***]*
      7447        Osteoporosis Monitor                                                                     [***]*
      2367        Ova & Parasite: Arthropod Identification                                                 [***]*
      2363        Ova & Parasite: Coccidia Evaluation                                                      [***]*
      2362        Ova & Parasite: Comprehensive Exam w/ Coccidia Evaluation                                [***]*
      2361        Ova & Parasite: Routine Exam                                                             [***]*
      2368        Ova & Parasite: Worm Identification                                                      [***]*
     3038FZ       Ovarian Cancer Prognosis - Frozen                                                        [***]*
     3038BK       Ovarian Cancer Prognosis - Paraffin                                                      [***]*
      1178        Ovary IgG Autoabs                                                                        [***]*
     4332U        Oxalate 24hr Urine                                                                       [***]*
     4332UR       Oxalate Random Urine                                                                     [***]*
      4934        Oxazepam [Serax]                                                                         [***]*
      1866        PAN-ANCA Evaluation                                                                      [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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

                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
      1868        PAN-ANCA PLUS                                                                            [***]*
      3872        Pancreatitis DetectR                                                                     [***]*
     3872UR       Pancreatitis DetectR, Urine Random                                                       [***]*
      2621        Parainfluenza Virus Types 1-3 Abs                                                        [***]*
     2621C        Parainfluenza Virus Types 1-3 Abs CSF                                                    [***]*
      2424        Parainfluenza Virus Types 1-3 Detection                                                  [***]*
      2746        Paralytic Viral Ab Evaluation                                                            [***]*
     2746C        Paralytic Viral Ab Evaluation CSF                                                        [***]*
      1171        Paraneoplastic Syndrome Evaluation                                                       [***]*
     1171C        Paraneoplastic Syndrome Evaluation CSF                                                   [***]*
     1171CS       Paraneoplastic Syndrome Evaluation Serum & CSF                                           [***]*
      1104        Parietal Cell Total Autoabs                                                              [***]*
      3895        Partial Thromboplastin Time (PTT)                                                        [***]*
      3896        Partial Thromboplastin Time Mixing Studies                                               [***]*
      8266        Parvovirus B19 DNA DetectR                                                               [***]*
      8260        Parvovirus B19 DNA UltraQuant                                                            [***]*
      8261        Parvovirus B19 Evaluation                                                                [***]*
     8261C        Parvovirus B19 Evaluation CSF                                                            [***]*
      8221        Parvovirus B19 IgG & IgM Abs [EIA]                                                       [***]*
     8221C        Parvovirus B19 IgG & IgM Abs [EIA] CSF                                                   [***]*
      8236        Parvovirus B19 IgG & IgM Abs [IB]                                                        [***]*
     8236C        Parvovirus B19 IgG & IgM Abs [IB] CSF                                                    [***]*
      4992        Pernicious Anemia AssessR                                                                [***]*
     4140U        Phencyclidine Urine                                                                      [***]*
      4142        Phenobarbital                                                                            [***]*
      4144        Phenytoin Free & Total                                                                   [***]*
      3262        Pheochromocytoma Evaluation                                                              [***]*
      1771        Phosphatidic Acid IgG,  IgM & IgA Abs                                                    [***]*
     1771C        Phosphatidic Acid IgG,  IgM & IgA Abs CSF                                                [***]*
      1751        Phosphatidylcholine IgG,  IgM & IgA Abs                                                  [***]*
     1751C        Phosphatidylcholine IgG,  IgM & IgA Abs CSF                                              [***]*
      1791        Phosphatidylethanolamine IgG,  IgM & IgA Abs                                             [***]*
     1791C        Phosphatidylethanolamine IgG,  IgM & IgA Abs CSF                                         [***]*
      1775        Phosphatidylglycerol IgG,  IgM,  and IgA Autoantibodies                                  [***]*
      1774        Phosphatidylinositol IgG,  IgM,  and IgA Autoantibodies                                  [***]*
      1711        Phosphatidylserine IgG,  IgM & IgA Autoantibodies                                        [***]*
     1711C        Phosphatidylserine IgG,  IgM & IgA Autoantibodies CSF                                    [***]*
      5308        Phosphorus Inorganic                                                                     [***]*
     5308U        Phosphorus,  24Hr Urine                                                                  [***]*
     5308UR       Phosphorus,  Random Urine                                                                [***]*
      8158        Pigeon Serum Antibodies                                                                  [***]*
      1224        PL-12 Autoantibodies                                                                     [***]*
      1226        PL-7 Autoantibodies                                                                      [***]*
      1492        Plasminogen Activity                                                                     [***]*
      1491        Plasminogen,  Quantitative                                                               [***]*
     5946AD       Platelet Aggregation,  ADP                                                               [***]*
     5946AR       Platelet Aggregation,  Arachidonic Acid                                                  [***]*
     5946CO       Platelet Aggregation,  Collagen                                                          [***]*
     5946EP       Platelet Aggregation,  Epinephrine                                                       [***]*
     5946RT       Platelet Aggregation,  Ristocetin                                                        [***]*
     5946SP       Platelet Aggregation,  Spontaneous                                                       [***]*
      1636        Platelet Autoabs Evaluation                                                              [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
      5940        Platelet Autoabs,  Drug-induced including Heparin                                        [***]*
      5995        Platelet Autoantibodies,  Comprehensive                                                  [***]*
      5160        Platelet Count                                                                           [***]*
      5967        Platelet Function Evaluation                                                             [***]*
      5958        Platelet Glycoprotein Autoantibody AssessR                                               [***]*
      5957        Platelet Glycoprotein Ia/IIa Total Autoantibodies                                        [***]*
      5955        Platelet Glycoprotein Ib/IX  Total Autoantibodies                                        [***]*
      5956        Platelet Glycoprotein IIb/IIIa Total Autoantibodies                                      [***]*
      1631        Platelet IgG,  IgM & IgA Autoabs                                                         [***]*
      1630        Platelet-associated IgG,  IgM & IgA Autoabs                                              [***]*
      1257        PM-Scl Autoabs                                                                           [***]*
      7745        Pneumocystis carinii Ag Detection                                                        [***]*
      8091        Poliovirus Abs                                                                           [***]*
     8091P        Poliovirus Abs Paired                                                                    [***]*
      2626        Poliovirus Abs Serotypes 1-3                                                             [***]*
     2626C        Poliovirus Abs Serotypes 1-3 CSF                                                         [***]*
      2023        Polycystic Ovary Evaluation                                                              [***]*
      2676        Polyomavirus Abs                                                                         [***]*
     2676C        Polyomavirus Abs CSF                                                                     [***]*
      5311        Potassium                                                                                [***]*
     4874R        Potassium RBC                                                                            [***]*
     5311UR       Potassium Urine ISE Random                                                               [***]*
     5311U        Potassium,  24hr Urine                                                                   [***]*
     5311C        Potassium,  CSF                                                                          [***]*
      1549        Prealbumin                                                                               [***]*
      5996        Prekallikrein [PKK]                                                                      [***]*
      7531        Primary Sclerosing Cholangitis Evaluation                                                [***]*
      4146        Primidone                                                                                [***]*
      4148        Procainamide + NAPA                                                                      [***]*
      3163        Progesterone                                                                             [***]*
      1832        Progesterone Receptor                                                                    [***]*
      3206        Prolactin                                                                                [***]*
      1251        Proliferating Cell Nuclear Ag Abs                                                        [***]*
     4149U        Propoxyphene Urine                                                                       [***]*
      4095        Prostaglandin E2 (PGE2) EIA                                                              [***]*
      3030        ProstAsure                                                                               [***]*
      3032        Prostate Cancer Monitor                                                                  [***]*
     3032F        Prostate Cancer Monitor Fluid                                                            [***]*
     3032SR       Prostate Cancer Monitor w/Serial Graphics                                                [***]*
      3546        Prostate-Specific Ag                                                                     [***]*
     3546F        Prostate-Specific Ag Fluid                                                               [***]*
     3546NY       Prostate-Specific Ag New York                                                            [***]*
     3546SR       Prostate-Specific Ag w/Serial Graphics                                                   [***]*
      3547        Prostate-Specific Antigen,  Free & Total                                                 [***]*
     3547SR       Prostate-Specific Antigen,  Free & Total w/Serial Graphics                               [***]*
      3100        Prostatic Acid Phosphatase                                                               [***]*
     3100F        Prostatic Acid Phosphatase Fluid                                                         [***]*
     3100SR       Prostatic Acid Phosphatase w/Serial Graphics                                             [***]*
      5992        Protein C & S Activity                                                                   [***]*
      3836        Protein C Activity                                                                       [***]*
      5932        Protein C Ag                                                                             [***]*
      5933        Protein C Evaluation 1                                                                   [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR
  CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
  COMMISSION.

                                 Page 36 of 61
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

                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
      5988        Protein C Evaluation 2                                                                   [***]*
      5989        Protein C Evaluation 3                                                                   [***]*
      3837        Protein S Activity                                                                       [***]*
      5935        Protein S Antigen,  Free                                                                 [***]*
      5937        Protein S Antigen,  Total                                                                [***]*
      5938        Protein S Evaluation 1                                                                   [***]*
      5993        Protein S Evaluation 2                                                                   [***]*
      5968        Protein S Evaluation 3                                                                   [***]*
      5994        Protein S Evaluation 4                                                                   [***]*
      1324        Protein,  Total                                                                          [***]*
     1324U        Protein,  Total 24 hour Urine                                                            [***]*
     1324C        Protein,  Total CSF                                                                      [***]*
     1324F        Protein,  Total Fluid                                                                    [***]*
     1324SF       Protein,  Total Synovial Fluid                                                           [***]*
     1324UR       Protein,  Total Urine Random                                                             [***]*
      1396        Proteinase-3 Autoabs                                                                     [***]*
      5939        Prothrombin Fragment 1.2                                                                 [***]*
      5372        Prothrombin G20210A Mutation                                                             [***]*
      3892        Prothrombin Time (PT)                                                                    [***]*
      3893        Prothrombin Time Mixing Studies                                                          [***]*
      3213        PTH,  C Terminal & Intact including Ionized & Total Calcium                              [***]*
      3208        PTH,  C Terminal,  including Ionized & Total Calcium                                     [***]*
      3945        PTH,  C Terminal,  including Total Calcium only                                          [***]*
      3944        PTH,  Intact including Ionized & Total Calcium                                           [***]*
      3943        PTH,  Intact including Total Calcium only                                                [***]*
     3943SR       PTH,  Intact including Total Calcium only w/ Serial Graph                                [***]*
      3941        PTH,  Intact only                                                                        [***]*
      3211        PTH,  Mid-Molecule & Intact,  incl. Ionized & Total Calcium                              [***]*
      3209        PTH,  Mid-Molecule only                                                                  [***]*
      3210        PTH,  Mid-Molecule,  including Ionized & Total Calcium                                   [***]*
      3990        PTH-related Protein                                                                      [***]*
      1187        Purkinje Cell Cytoplasmic Autoabs Type 1 (Yo)                                            [***]*
     1187C        Purkinje Cell Cytoplasmic Autoabs Type 1 (Yo) CSF                                        [***]*
     1176CS       Purkinje Cell Cytoplasmic IgG Abs Type 1 (Yo) Serum & CSF                                [***]*
      1176        Purkinje Cell Cytoplasmic IgG Autoabs Type 1 (Yo)                                        [***]*
     1176C        Purkinje Cell Cytoplasmic IgG Autoabs Type 1 (Yo) CSF                                    [***]*
      3505        Pyridoxal Phosphate (Vitamin B6)                                                         [***]*
      7441        Pyruvate Dehydrogenase IgG Autoabs                                                       [***]*
      4150        Quinidine                                                                                [***]*
      3885        Rantes                                                                                   [***]*
      2364        Rapid Plasma Reagin [RPR]                                                                [***]*
      1726        Rapidly Progressive Glomerulonephritis Evaluation                                        [***]*
      PAX1        RAST Combination Mix: PAX1                                                               [***]*
      PAX3        RAST Combination Mix: PAX3                                                               [***]*
      PAX4        RAST Combination Mix: PAX4                                                               [***]*
      3700        RAST Food - Pediatric Panel                                                              [***]*
      3701        RAST Food - Pediatric Panel + Total IgE                                                  [***]*
      3702        RAST Food Panel                                                                          [***]*
      3703        RAST Food Panel + Total IgE                                                              [***]*
      3716        RAST Midwest Panel                                                                       [***]*
      3717        RAST Midwest Panel + Total IgE                                                           [***]*
      3704        RAST Mold Panel                                                                          [***]*


* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR
  CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
  COMMISSION.

                                 Page 37 of 61
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                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
      3705        RAST Mold Panel + Total IgE                                                              [***]*
      3718        RAST Northeast Panel                                                                     [***]*
      3719        RAST Northeast Panel + Total IgE                                                         [***]*
      3712        RAST Northern California Panel                                                           [***]*
      3713        RAST Northern California Panel + Total IgE                                               [***]*
      3720        RAST Southeast Panel                                                                     [***]*
      3721        RAST Southeast Panel + Total IgE                                                         [***]*
      3710        RAST Southern California Panel                                                           [***]*
      3711        RAST Southern California Panel + Total IgE                                               [***]*
      3714        RAST Southwest Panel                                                                     [***]*
      3715        RAST Southwest Panel + Total IgE                                                         [***]*
      3722        RAST West Coast Panel                                                                    [***]*
      3723        RAST West Coast Panel + Total IgE                                                        [***]*
     RAST1        RAST: Allergen Testing - Single Allergen                                                 [***]*
     RK212        RAST-Abachi wood dust IgE                                                                [***]*
      T19         RAST-Acacia IgE                                                                          [***]*
      T19G        RAST-Acacia IgG                                                                          [***]*
     RC206        RAST-ACTH IgE                                                                            [***]*
      I71         RAST-Aedes communis (mosquito) IgE                                                       [***]*
     RK205        RAST-Alkalase IgE                                                                        [***]*
      F20         RAST-Almond IgE                                                                          [***]*
      F20G        RAST-Almond IgG                                                                          [***]*
      K87         RAST-Alpha amylase IgE                                                                   [***]*
      F76         RAST-Alpha lactalbumin IgE                                                               [***]*
      F76G        RAST-Alpha lactalbumin IgG                                                               [***]*
       M6         RAST-Alternaria tenuis (alternata) IgE                                                   [***]*
      M6G         RAST-Alternaria tenuis (alternata) IgG                                                   [***]*
       T5         RAST-American Beech IgE                                                                  [***]*
      T5G         RAST-American Beech IgG                                                                  [***]*
     RC204        RAST-Amoxycillin IgE                                                                     [***]*
     RC203        RAST-Ampicillin IgE                                                                      [***]*
     RF313        RAST-Anchovy IgE                                                                         [***]*
     RF313G       RAST-Anchovy IgG                                                                         [***]*
      EX72        RAST-Animal - Caged Bird Mix: EX72                                                       [***]*
      EX71        RAST-Animal - Feather Mix: EX71                                                          [***]*
      EX73        RAST-Animal - Feather Mix: EX73                                                          [***]*
      EX70        RAST-Animal - Rodent Mix: EX70                                                           [***]*
      EX1         RAST-Animal Mix: EX1                                                                     [***]*
      EX2         RAST-Animal Mix: EX2                                                                     [***]*
       P4         RAST-Anisakis IgE                                                                        [***]*
     RF271        RAST-Anise IgE                                                                           [***]*
     RF271G       RAST-Anise IgG                                                                           [***]*
      F49         RAST-Apple IgE                                                                           [***]*
      F49G        RAST-Apple IgG                                                                           [***]*
      F237        RAST-Apricot IgE                                                                         [***]*
     F237G        RAST-Apricot IgG                                                                         [***]*
     RO202        RAST-Artemisia salina,  fish feed IgE                                                    [***]*
       P1         RAST-Ascaris IgE                                                                         [***]*
     RF261        RAST-Asparagus IgE                                                                       [***]*
     RF261G       RAST-Asparagus IgG                                                                       [***]*
       M3         RAST-Aspergillus fumigatus IgE                                                           [***]*
      M3G         RAST-Aspergillus fumigatus IgG                                                           [***]*


* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR
  CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
  COMMISSION.

                                 Page 38 of 61
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

                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
     RM207        RAST-Aspergillus niger IgE                                                               [***]*
     RM207G       RAST-Aspergillus niger IgG                                                               [***]*
     RF262        RAST-Aubergine,  eggplant IgE                                                            [***]*
     RF262G       RAST-Aubergine,  eggplant IgG                                                            [***]*
      M12         RAST-Aureobasidium pullulans (Pullularia) IgE                                            [***]*
      M12G        RAST-Aureobasidium pullulans (Pullularia) IgG                                            [***]*
      T73         RAST-Australian pine IgE                                                                 [***]*
      T73G        RAST-Australian pine IgG                                                                 [***]*
      F96         RAST-Avocado IgE                                                                         [***]*
      F96G        RAST-Avocado IgG                                                                         [***]*
      G17         RAST-Bahia IgE                                                                           [***]*
      G17G        RAST-Bahia IgG                                                                           [***]*
      F51         RAST-Bamboo shoot IgE                                                                    [***]*
      F51G        RAST-Bamboo shoot IgG                                                                    [***]*
      F92         RAST-Banana IgE                                                                          [***]*
      F92G        RAST-Banana IgG                                                                          [***]*
      G201        RAST-Barley [grass] IgE                                                                  [***]*
     G201G        RAST-Barley [grass] IgG                                                                  [***]*
       F6         RAST-Barley IgE                                                                          [***]*
      F6G         RAST-Barley IgG                                                                          [***]*
     RF269        RAST-Basil IgE                                                                           [***]*
     RF269G       RAST-Basil IgG                                                                           [***]*
     RF278        RAST-Bay leaf IgE                                                                        [***]*
     RF278G       RAST-Bay leaf IgG                                                                        [***]*
      F27         RAST-Beef IgE                                                                            [***]*
      F27G        RAST-Beef IgG                                                                            [***]*
     RF319        RAST-Beetroot IgE                                                                        [***]*
     RF319G       RAST-Beetroot IgG                                                                        [***]*
     RF263        RAST-Bell pepper IgE                                                                     [***]*
     RF263G       RAST-Bell pepper IgG                                                                     [***]*
       H3         RAST-Bencard IgE                                                                         [***]*
      H3G         RAST-Bencard IgG                                                                         [***]*
      I76         RAST-Berlin Beetle IgE                                                                   [***]*
       G2         RAST-Bermuda IgE                                                                         [***]*
      G2G         RAST-Bermuda IgG                                                                         [***]*
      F77         RAST-Beta lactoglobulin IgE                                                              [***]*
      F77G        RAST-Beta lactoglobulin IgG                                                              [***]*
      F280        RAST-Black pepper IgE                                                                    [***]*
     F280G        RAST-Black pepper IgG                                                                    [***]*
     RF211        RAST-Blackberry IgE                                                                      [***]*
     RF211G       RAST-Blackberry IgG                                                                      [***]*
     RD201        RAST-Blomia tropicalis IgE                                                               [***]*
     RD201G       RAST-Blomia tropicalis IgG                                                               [***]*
      F37         RAST-Blue mussel IgE                                                                     [***]*
      F37G        RAST-Blue mussel IgG                                                                     [***]*
     RF310        RAST-Blue vetch IgE                                                                      [***]*
     RF310G       RAST-Blue vetch IgG                                                                      [***]*
     RF288        RAST-Blueberry IgE                                                                       [***]*
     RF288G       RAST-Blueberry IgG                                                                       [***]*
       M7         RAST-Botrytis cinerea IgE                                                                [***]*
      M7G         RAST-Botrytis cinerea IgG                                                                [***]*
       T1         RAST-Box elder IgE                                                                       [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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
                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
      T1G         RAST-Box elder IgG                                                                       [***]*
      F18         RAST-Brazil nut IgE                                                                      [***]*
      F18G        RAST-Brazil nut IgG                                                                      [***]*
     RF260        RAST-Broccoli IgE                                                                        [***]*
     RF260G       RAST-Broccoli IgG                                                                        [***]*
      G11         RAST-Brome IgE                                                                           [***]*
      G11G        RAST-Brome IgG                                                                           [***]*
     RK202        RAST-Bromelin IgE                                                                        [***]*
     RF217        RAST-Brussel sprouts IgE                                                                 [***]*
     RF217G       RAST-Brussel sprouts IgG                                                                 [***]*
     RE204        RAST-BSA (bovine serum albumin) IgE                                                      [***]*
     RE204G       RAST-BSA (bovine serum albumin) IgG                                                      [***]*
      F11         RAST-Buckwheat IgE                                                                       [***]*
      F11G        RAST-Buckwheat IgG                                                                       [***]*
      F216        RAST-Cabbage IgE                                                                         [***]*
     F216G        RAST-Cabbage IgG                                                                         [***]*
      F93         RAST-Cacao IgE                                                                           [***]*
      F93G        RAST-Cacao IgG                                                                           [***]*
     RW206        RAST-Camomile IgE                                                                        [***]*
     RW206G       RAST-Camomile IgG                                                                        [***]*
      E201        RAST-Canary feathers IgE                                                                 [***]*
     E201G        RAST-Canary feathers IgG                                                                 [***]*
      G71         RAST-Canary grass reed IgE                                                               [***]*
      G71G        RAST-Canary grass reed IgG                                                               [***]*
       M5         RAST-Candida albicans IgE                                                                [***]*
      M5G         RAST-Candida albicans IgG                                                                [***]*
     RF295        RAST-Carambola IgE                                                                       [***]*
     RF295G       RAST-Carambola IgG                                                                       [***]*
     RF265        RAST-Caraway IgE                                                                         [***]*
     RF265G       RAST-Caraway IgG                                                                         [***]*
     RF267        RAST-Cardamon IgE                                                                        [***]*
     RF267G       RAST-Cardamon IgG                                                                        [***]*
     RF296        RAST-Carob IgE                                                                           [***]*
     RF296G       RAST-Carob IgG                                                                           [***]*
      F31         RAST-Carrot IgE                                                                          [***]*
      F31G        RAST-Carrot IgG                                                                          [***]*
      F78         RAST-Casein IgE                                                                          [***]*
      F78G        RAST-Casein IgG                                                                          [***]*
     RF202        RAST-Cashew nut IgE                                                                      [***]*
     RF202G       RAST-Cashew nut IgG                                                                      [***]*
      K71         RAST-Castor bean IgE                                                                     [***]*
       E1         RAST-Cat epithelium IgE                                                                  [***]*
      E1G         RAST-Cat epithelium IgG                                                                  [***]*
     RF291        RAST-Cauliflower IgE                                                                     [***]*
     RF291G       RAST-Cauliflower IgG                                                                     [***]*
     RT212        RAST-Cedar IgE                                                                           [***]*
     RT212G       RAST-Cedar IgG                                                                           [***]*
      F85         RAST-Celery IgE                                                                          [***]*
      F85G        RAST-Celery IgG                                                                          [***]*
     RM202        RAST-Cephalosporium acremonium IgE                                                       [***]*
     RM202G       RAST-Cephalosporium acremonium IgG                                                       [***]*
     RM208        RAST-Chaetomium globosum IgE                                                             [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
     RM208G       RAST-Chaetomium globosum IgG                                                             [***]*
      F81         RAST-Cheese,  cheddar type IgE                                                           [***]*
      F81G        RAST-Cheese,  cheddar type IgG                                                           [***]*
      F82         RAST-Cheese,  mold type IgE                                                              [***]*
      F82G        RAST-Cheese,  mold type IgG                                                              [***]*
      F242        RAST-Cherry IgE                                                                          [***]*
     F242G        RAST-Cherry IgG                                                                          [***]*
     RT206        RAST-Chestnut IgE                                                                        [***]*
     RT206G       RAST-Chestnut IgG                                                                        [***]*
     RF309        RAST-Chick pea IgE                                                                       [***]*
     RF309G       RAST-Chick pea IgG                                                                       [***]*
     RE218        RAST-Chicken droppings IgE                                                               [***]*
     RE218G       RAST-Chicken droppings IgG                                                               [***]*
      E85         RAST-Chicken feathers IgE                                                                [***]*
      E85G        RAST-Chicken feathers IgG                                                                [***]*
      F83         RAST-Chicken meat IgE                                                                    [***]*
      F83G        RAST-Chicken meat IgG                                                                    [***]*
     RE219        RAST-Chicken,  serum proteins IgE                                                        [***]*
     RE219G       RAST-Chicken,  serum proteins IgG                                                        [***]*
     RF279        RAST-Chili pepper IgE                                                                    [***]*
     RF279G       RAST-Chili pepper IgG                                                                    [***]*
     RE208        RAST-Chinchilla epithelium IgE                                                           [***]*
     RE208G       RAST-Chinchilla epithelium IgG                                                           [***]*
      I73         RAST-Chironomus thummi th. (Blood Worm) IgE                                              [***]*
      K85         RAST-Chloramin T IgE                                                                     [***]*
      F50         RAST-Chub mackerel IgE                                                                   [***]*
      F50G        RAST-Chub mackerel IgG                                                                   [***]*
     RF220        RAST-Cinnamon IgE                                                                        [***]*
     RF220G       RAST-Cinnamon IgG                                                                        [***]*
       M2         RAST-Cladosporium herbarum IgE                                                           [***]*
      M2G         RAST-Cladosporium herbarum IgG                                                           [***]*
      I72         RAST-Cladotanytarsus lewisi (Green nimitti midge) IgE                                    [***]*
      F207        RAST-Clam IgE                                                                            [***]*
     F207G        RAST-Clam IgG                                                                            [***]*
     RF268        RAST-Clove IgE                                                                           [***]*
     RF268G       RAST-Clove IgG                                                                           [***]*
      W13         RAST-Cocklebur IgE                                                                       [***]*
      W13G        RAST-Cocklebur IgG                                                                       [***]*
       I6         RAST-Cockroach IgE                                                                       [***]*
      F36         RAST-Coconut IgE                                                                         [***]*
      F36G        RAST-Coconut IgG                                                                         [***]*
       F3         RAST-Codfish IgE                                                                         [***]*
      F3G         RAST-Codfish IgG                                                                         [***]*
     RF221        RAST-Coffee IgE                                                                          [***]*
     RF221G       RAST-Coffee IgG                                                                          [***]*
       T3         RAST-Common birch silver IgE                                                             [***]*
      T3G         RAST-Common birch silver IgG                                                             [***]*
      F55         RAST-Common millet IgE                                                                   [***]*
      F55G        RAST-Common millet IgG                                                                   [***]*
       G7         RAST-Common reed IgE                                                                     [***]*
      G7G         RAST-Common reed IgG                                                                     [***]*
     RF323        RAST-Conalbumin IgE                                                                      [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
     RF323G       RAST-Conalbumin IgG                                                                      [***]*
     RF317        RAST-Coriander IgE                                                                       [***]*
     RF317G       RAST-Coriander IgG                                                                       [***]*
       F8         RAST-Corn (Maize) IgE                                                                    [***]*
      F8G         RAST-Corn (Maize) IgG                                                                    [***]*
       O1         RAST-Cotton (crude fiber) IgE                                                            [***]*
      K83         RAST-Cottonseed IgE                                                                      [***]*
      T14         RAST-Cottonwood IgE                                                                      [***]*
      T14G        RAST-Cottonwood IgG                                                                      [***]*
       E4         RAST-Cow dander IgE                                                                      [***]*
      E4G         RAST-Cow dander IgG                                                                      [***]*
       F2         RAST-Cow's Milk IgE                                                                      [***]*
      F2G         RAST-Cow's Milk IgG                                                                      [***]*
      F23         RAST-Crab IgE                                                                            [***]*
      F23G        RAST-Crab IgG                                                                            [***]*
     RF320        RAST-Crayfish IgE                                                                        [***]*
     RF320G       RAST-Crayfish IgG                                                                        [***]*
     RF244        RAST-Cucumber IgE                                                                        [***]*
     RF244G       RAST-Cucumber IgG                                                                        [***]*
      G14         RAST-Cultivated oat pollen IgE                                                           [***]*
      G14G        RAST-Cultivated oat pollen IgG                                                           [***]*
      G12         RAST-Cultivated rye IgE                                                                  [***]*
      G12G        RAST-Cultivated rye IgG                                                                  [***]*
      G15         RAST-Cultivated wheat pollen IgE                                                         [***]*
      G15G        RAST-Cultivated wheat pollen IgG                                                         [***]*
     RF281        RAST-Curry (Santa Maria) IgE                                                             [***]*
     RF281G       RAST-Curry (Santa Maria) IgG                                                             [***]*
      M16         RAST-Curvularia lunata IgE                                                               [***]*
      M16G        RAST-Curvularia lunata IgG                                                               [***]*
       W8         RAST-Dandelion IgE                                                                       [***]*
      W8G         RAST-Dandelion IgG                                                                       [***]*
     RO207        RAST-Daphnia,  fish feed IgE                                                             [***]*
     RT214        RAST-Date (tree) IgE                                                                     [***]*
     RT214G       RAST-Date (tree) IgG                                                                     [***]*
     RF289        RAST-Date IgE                                                                            [***]*
     RF289G       RAST-Date IgG                                                                            [***]*
     RE216        RAST-Deer epithelium IgE                                                                 [***]*
     RE216G       RAST-Deer epithelium IgG                                                                 [***]*
       D2         RAST-Dermatophagoides farinae IgE                                                        [***]*
      D2G         RAST-Dermatophagoides farinae IgG                                                        [***]*
       D3         RAST-Dermatophagoides microceras IgE                                                     [***]*
      D3G         RAST-Dermatophagoides microceras IgG                                                     [***]*
       D1         RAST-Dermatophagoides pteronyssinus IgE                                                  [***]*
      D1G         RAST-Dermatophagoides pteronyssinus IgG                                                  [***]*
     RF277        RAST-Dill IgE                                                                            [***]*
     RF277G       RAST-Dill IgG                                                                            [***]*
       E5         RAST-Dog dander IgE                                                                      [***]*
      E5G         RAST-Dog dander IgG                                                                      [***]*
       E2         RAST-Dog epithelium IgE                                                                  [***]*
      E2G         RAST-Dog epithelium IgG                                                                  [***]*
     RT207        RAST-Douglas fir IgE                                                                     [***]*
     RT207G       RAST-Douglas fir IgG                                                                     [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
      E86         RAST-Duck feathers IgE                                                                   [***]*
      E86G        RAST-Duck feathers IgG                                                                   [***]*
       P2         RAST-Echinococcus IgE                                                                    [***]*
     RF264        RAST-Eel IgE                                                                             [***]*
     RF264G       RAST-Eel IgG                                                                             [***]*
      F245        RAST-Egg IgE                                                                             [***]*
     F245G        RAST-Egg IgG                                                                             [***]*
       F1         RAST-Egg white IgE                                                                       [***]*
      F1G         RAST-Egg white IgG                                                                       [***]*
      F75         RAST-Egg yolk IgE                                                                        [***]*
      F75G        RAST-Egg yolk IgG                                                                        [***]*
     RT205        RAST-Elder IgE                                                                           [***]*
     RT205G       RAST-Elder IgG                                                                           [***]*
     RF285        RAST-Elk/moose meat IgE                                                                  [***]*
     RF285G       RAST-Elk/moose meat IgG                                                                  [***]*
       T8         RAST-Elm IgE                                                                             [***]*
      T8G         RAST-Elm IgG                                                                             [***]*
       W9         RAST-English plantain (Ribwort) IgE                                                      [***]*
      W9G         RAST-English plantain (Ribwort) IgG                                                      [***]*
      M14         RAST-Epicoccum purpurascens IgE                                                          [***]*
      M14G        RAST-Epicoccum purpurascens IgG                                                          [***]*
      K78         RAST-Ethylene oxide IgE                                                                  [***]*
      T18         RAST-Eucalyptus (Gum Tree) IgE                                                           [***]*
      T18G        RAST-Eucalyptus (Gum Tree) IgG                                                           [***]*
      D74         RAST-Euroglyphus maynei IgE                                                              [***]*
      D74G        RAST-Euroglyphus maynei IgG                                                              [***]*
      I75         RAST-European hornet venom IgE                                                           [***]*
     RG204        RAST-False Oat grass IgE                                                                 [***]*
     RG204G       RAST-False Oat grass IgG                                                                 [***]*
       W4         RAST-False ragweed IgE                                                                   [***]*
      W4G         RAST-False ragweed IgG                                                                   [***]*
     RF219        RAST-Fennel seed IgE                                                                     [***]*
     RF219G       RAST-Fennel seed IgG                                                                     [***]*
     RF276        RAST-Fennel,  fresh IgE                                                                  [***]*
     RF276G       RAST-Fennel,  fresh IgG                                                                  [***]*
     RF305        RAST-Fenugreek IgE                                                                       [***]*
     RF305G       RAST-Fenugreek IgG                                                                       [***]*
     RE217        RAST-Ferret epithelium (Putorius putorius) IgE                                           [***]*
     RE217G       RAST-Ferret epithelium (Putorius putorius) IgG                                           [***]*
      K81         RAST-Ficus Spp. IgE                                                                      [***]*
     RE214        RAST-Finch feathers IgE                                                                  [***]*
     RE214G       RAST-Finch feathers IgG                                                                  [***]*
      I70         RAST-Fire ant IgE                                                                        [***]*
      FX3         RAST-Food - Cereal Mix: FX3                                                              [***]*
      FX5         RAST-Food - Children's Food Mix: FX5                                                     [***]*
      FX74        RAST-Food - Fish Mix: FX74                                                               [***]*
      RFX8        RAST-Food - Fruit & Nut Mix: RFX8                                                        [***]*
      RFX9        RAST-Food - Fruit & Nut Mix: RFX9                                                        [***]*
     RFX15        RAST-Food - Fruit Mix: RFX15                                                             [***]*
     RFX16        RAST-Food - Fruit Mix: RFX16                                                             [***]*
     RFX17        RAST-Food - Fruit Mix: RFX17                                                             [***]*
     RFX21        RAST-Food - Fruit Mix: RFX21                                                             [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
     RFX20        RAST-Food - Grain Mix: RFX20                                                             [***]*
     RFX10        RAST-Food - Meat & Egg Mix: RFX10                                                        [***]*
      FX73        RAST-Food - Meat Mix: FX73                                                               [***]*
      FX1         RAST-Food - Nut Mix: FX1                                                                 [***]*
     RFX22        RAST-Food - Nut Mix: RFX22                                                               [***]*
      FX2         RAST-Food - Seafood Mix: FX2                                                             [***]*
      FX70        RAST-Food - Spice Mix: FX70                                                              [***]*
      FX71        RAST-Food - Spice Mix: FX71                                                              [***]*
      FX72        RAST-Food - Spice Mix: FX72                                                              [***]*
     RFX12        RAST-Food - Vegetable & Grain Mix: RFX12                                                 [***]*
     RFX11        RAST-Food - Vegetable Mix: RFX11                                                         [***]*
     RFX13        RAST-Food - Vegetable Mix: RFX13                                                         [***]*
     RFX14        RAST-Food - Vegetable Mix: RFX14                                                         [***]*
     RFX18        RAST-Food - Vegetable Mix: RFX18                                                         [***]*
     RFX19        RAST-Food - Vegetable Mix: RFX19                                                         [***]*
      K80         RAST-Formaldehyde IgE                                                                    [***]*
     RE210        RAST-Fox epithelium IgE                                                                  [***]*
     RE210G       RAST-Fox epithelium IgG                                                                  [***]*
      F56         RAST-Foxtail millet IgE                                                                  [***]*
      F56G        RAST-Foxtail millet IgG                                                                  [***]*
       M9         RAST-Fusarium moniliforme IgE                                                            [***]*
      M9G         RAST-Fusarium moniliforme IgG                                                            [***]*
      F47         RAST-Garlic IgE                                                                          [***]*
      F47G        RAST-Garlic IgG                                                                          [***]*
     RI201        RAST-Gasterophilus intestinalis IgE                                                      [***]*
     RE209        RAST-Gerbil epithelium IgE                                                               [***]*
     RE209G       RAST-Gerbil epithelium IgG                                                               [***]*
       W3         RAST-Giant ragweed IgE                                                                   [***]*
      W3G         RAST-Giant ragweed IgG                                                                   [***]*
     RF270        RAST-Ginger IgE                                                                          [***]*
     RF270G       RAST-Ginger IgG                                                                          [***]*
      F79         RAST-Gluten IgE                                                                          [***]*
      F79G        RAST-Gluten IgG                                                                          [***]*
      D73         RAST-Glycyphagus domesticus IgE                                                          [***]*
      D73G        RAST-Glycyphagus domesticus IgG                                                          [***]*
      E80         RAST-Goat epithelium IgE                                                                 [***]*
      E80G        RAST-Goat epithelium IgG                                                                 [***]*
     RF300        RAST-Goat milk IgE                                                                       [***]*
     RF300G       RAST-Goat milk IgG                                                                       [***]*
      W12         RAST-Goldenrod IgE                                                                       [***]*
      W12G        RAST-Goldenrod IgG                                                                       [***]*
      E70         RAST-Goose feathers IgE                                                                  [***]*
      E70G        RAST-Goose feathers IgG                                                                  [***]*
     RI202        RAST-Grain weevil IgE                                                                    [***]*
      F259        RAST-Grape IgE                                                                           [***]*
     F259G        RAST-Grape IgG                                                                           [***]*
      F209        RAST-Grapefruit IgE                                                                      [***]*
     F209G        RAST-Grapefruit IgG                                                                      [***]*
      GX1         RAST-Grass Mix: GX1                                                                      [***]*
      GX2         RAST-Grass Mix: GX2                                                                      [***]*
      GX3         RAST-Grass Mix: GX3                                                                      [***]*
      GX4         RAST-Grass Mix: GX4                                                                      [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
      RGX6        RAST-Grass Mix: RGX6                                                                     [***]*
      RRX1        RAST-Grass,  Weed,  & Tree Mix: RRX1                                                     [***]*
      RRX3        RAST-Grass,  Weed,  & Tree Mix: RRX3                                                     [***]*
      RRX4        RAST-Grass,  Weed,  & Tree Mix: RRX4                                                     [***]*
     RF315        RAST-Green bean IgE                                                                      [***]*
     RF315G       RAST-Green bean IgG                                                                      [***]*
      K70         RAST-Green coffee bean IgE                                                               [***]*
       T2         RAST-Grey alder IgE                                                                      [***]*
      T2G         RAST-Grey alder IgG                                                                      [***]*
     RF246        RAST-Guar,  guar gum IgE                                                                 [***]*
     RF246G       RAST-Guar,  guar gum IgG                                                                 [***]*
     RF292        RAST-Guava IgE                                                                           [***]*
     RF292G       RAST-Guava IgG                                                                           [***]*
       E6         RAST-Guinea pig epithelium IgE                                                           [***]*
      E6G         RAST-Guinea pig epithelium IgG                                                           [***]*
     RF297        RAST-Gum arabic IgE                                                                      [***]*
     RF297G       RAST-Gum arabic IgG                                                                      [***]*
     RF307        RAST-Hake IgE                                                                            [***]*
     RF307G       RAST-Hake IgG                                                                            [***]*
     RF303        RAST-Halibut IgE                                                                         [***]*
     RF303G       RAST-Halibut IgG                                                                         [***]*
      E84         RAST-Hamster epithelium IgE                                                              [***]*
      E84G        RAST-Hamster epithelium IgG                                                              [***]*
       T4         RAST-Hazel IgE                                                                           [***]*
      T4G         RAST-Hazel IgG                                                                           [***]*
      F17         RAST-Hazel nut IgE                                                                       [***]*
      F17G        RAST-Hazel nut IgG                                                                       [***]*
       M8         RAST-Helminthosporium halodes IgE                                                        [***]*
      M8G         RAST-Helminthosporium halodes IgG                                                        [***]*
     RF205        RAST-Herring IgE                                                                         [***]*
     RF205G       RAST-Herring IgG                                                                         [***]*
     RK209        RAST-Hexahydrophthalic anhydrid IgE                                                      [***]*
     RF247        RAST-Honey IgE                                                                           [***]*
     RF247G       RAST-Honey IgG                                                                           [***]*
       I1         RAST-Honeybee venom IgE                                                                  [***]*
      I1G         RAST-Honeybee venom IgG                                                                  [***]*
     RF324        RAST-Hop (fruit cone) IgE                                                                [***]*
     RF324G       RAST-Hop (fruit cone) IgG                                                                [***]*
     RT209        RAST-Horn beam IgE                                                                       [***]*
     RT209G       RAST-Horn beam IgG                                                                       [***]*
     RT203        RAST-Horse chestnut IgE                                                                  [***]*
     RT203G       RAST-Horse chestnut IgG                                                                  [***]*
       E3         RAST-Horse dander IgE                                                                    [***]*
      E3G         RAST-Horse dander IgG                                                                    [***]*
     RI204        RAST-Horse fly IgE                                                                       [***]*
     RF321        RAST-Horse meat IgE                                                                      [***]*
     RF321G       RAST-Horse meat IgG                                                                      [***]*
     RE205        RAST-Horse,  serum proteins IgE                                                          [***]*
     RE205G       RAST-Horse,  serum proteins IgG                                                          [***]*
       H1         RAST-House dust (Greer) IgE                                                              [***]*
      H1G         RAST-House dust (Greer) IgG                                                              [***]*
       H2         RAST-House dust (Hollister-Stier) IgE                                                    [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
      H2G         RAST-House dust (Hollister-Stier) IgG                                                    [***]*
      HX2         RAST-House Dust Mix: HX2                                                                 [***]*
      C71         RAST-Insulin bovine IgE                                                                  [***]*
      C73         RAST-Insulin human IgE                                                                   [***]*
      C70         RAST-Insulin porcine IgE                                                                 [***]*
      K77         RAST-Isocyanate HDI IgE                                                                  [***]*
      K76         RAST-Isocyanate MDI IgE                                                                  [***]*
      K75         RAST-Isocyanate TDI IgE                                                                  [***]*
      K72         RAST-Ispaghula IgE                                                                       [***]*
      T23         RAST-Italian cypress IgE                                                                 [***]*
      T23G        RAST-Italian cypress IgG                                                                 [***]*
     RF318        RAST-Jack fruit IgE                                                                      [***]*
     RF318G       RAST-Jack fruit IgG                                                                      [***]*
      F60         RAST-Jack mackerel,  scad IgE                                                            [***]*
      F60G        RAST-Jack mackerel,  scad IgG                                                            [***]*
      T17         RAST-Japanese Cedar IgE                                                                  [***]*
      T17G        RAST-Japanese Cedar IgG                                                                  [***]*
      F57         RAST-Japanese millet IgE                                                                 [***]*
      F57G        RAST-Japanese millet IgG                                                                 [***]*
      G10         RAST-Johnson IgE                                                                         [***]*
      G10G        RAST-Johnson IgG                                                                         [***]*
       G8         RAST-June Kentucky blue IgE                                                              [***]*
      G8G         RAST-June Kentucky blue IgG                                                              [***]*
      F84         RAST-Kiwi fruit IgE                                                                      [***]*
      F84G        RAST-Kiwi Fruit IgG                                                                      [***]*
      W17         RAST-Kochia (Firebush) IgE                                                               [***]*
      W17G        RAST-Kochia (Firebush) IgG                                                               [***]*
      W10         RAST-Lamb's quarters (Goosefoot) IgE                                                     [***]*
      W10G        RAST-Lamb's quarters (Goosefoot) IgG                                                     [***]*
      K82         RAST-Latex (Brazilian rubber tree) IgE                                                   [***]*
      F208        RAST-Lemon IgE                                                                           [***]*
     F208G        RAST-Lemon IgG                                                                           [***]*
      F235        RAST-Lentil IgE                                                                          [***]*
     F235G        RAST-Lentil IgG                                                                          [***]*
      D71         RAST-Lepidoglyphus destructor IgE                                                        [***]*
      D71G        RAST-Lepidoglyphus destructor IgG                                                        [***]*
      F215        RAST-Lettuce IgE                                                                         [***]*
     F215G        RAST-Lettuce IgG                                                                         [***]*
     RF306        RAST-Lime IgE                                                                            [***]*
     RF306G       RAST-Lime IgG                                                                            [***]*
      T208        RAST-Linden IgE                                                                          [***]*
     T208G        RAST-Linden IgG                                                                          [***]*
      F80         RAST-Lobster IgE                                                                         [***]*
      F80G        RAST-Lobster IgG                                                                         [***]*
     RF275        RAST-Lovage IgE                                                                          [***]*
     RF275G       RAST-Lovage IgG                                                                          [***]*
     RW207        RAST-Lupin IgE                                                                           [***]*
     RW207G       RAST-Lupin IgG                                                                           [***]*
     RW208        RAST-Lycopodium IgE                                                                      [***]*
     RW208G       RAST-Lycopodium IgG                                                                      [***]*
     RK208        RAST-Lysozyme IgE                                                                        [***]*
     RF266        RAST-Mace IgE                                                                            [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
     RF266G       RAST-Mace IgG                                                                            [***]*
     RF206        RAST-Mackerel IgE                                                                        [***]*
     RF206G       RAST-Mackerel IgG                                                                        [***]*
      G202        RAST-Maize,  Corn IgE                                                                    [***]*
     G202G        RAST-Maize,  Corn IgG                                                                    [***]*
     RK210        RAST-Maleic anhydrid IgE                                                                 [***]*
      F90         RAST-Malt IgE                                                                            [***]*
      F90G        RAST-Malt IgG                                                                            [***]*
     RF302        RAST-Mandarin (tangerine,  clementine,  satsumas) IgE                                    [***]*
     RF302G       RAST-Mandarin (tangerine,  clementine,  satsumas) IgG                                    [***]*
      F91         RAST-Mango Fruit IgE                                                                     [***]*
      F91G        RAST-Mango fruit IgG                                                                     [***]*
      T11         RAST-Maple leaf sycamore IgE                                                             [***]*
      T11G        RAST-Maple leaf sycamore IgG                                                             [***]*
     RF286        RAST-Mare's milk IgE                                                                     [***]*
     RF286G       RAST-Mare's milk IgG                                                                     [***]*
     RF274        RAST-Marjoram IgE                                                                        [***]*
     RF274G       RAST-Marjoram IgG                                                                        [***]*
      W16         RAST-Marsh elder (Rough) IgE                                                             [***]*
      W16G        RAST-Marsh elder (Rough) IgG                                                             [***]*
     RK204        RAST-Maxatase IgE                                                                        [***]*
       G4         RAST-Meadow fescue IgE                                                                   [***]*
      G4G         RAST-Meadow fescue IgG                                                                   [***]*
      G16         RAST-Meadow foxtail IgE                                                                  [***]*
      G16G        RAST-Meadow foxtail IgG                                                                  [***]*
     RI203        RAST-Mediterranean flour moth IgE                                                        [***]*
     RF311        RAST-Megrim IgE                                                                          [***]*
     RF311G       RAST-Megrim IgG                                                                          [***]*
      T21         RAST-Melaleuca IgE                                                                       [***]*
      T21G        RAST-Melaleuca IgG                                                                       [***]*
      F87         RAST-Melon IgE                                                                           [***]*
      F87G        RAST-Melon IgG                                                                           [***]*
      T20         RAST-Mesquite IgE                                                                        [***]*
      T20G        RAST-Mesquite IgG                                                                        [***]*
     RK211        RAST-Methyltetrahydrophthalic anhydrid IgE                                               [***]*
      F231        RAST-Milk,  boiled IgE                                                                   [***]*
     F231G        RAST-Milk,  boiled IgG                                                                   [***]*
     RF228        RAST-Milk,  powder,  Alfare,  Nestle IgE                                                 [***]*
     RF228G       RAST-Milk,  powder,  Alfare,  Nestle IgG                                                 [***]*
     RE203        RAST-Mink epithelium IgE                                                                 [***]*
     RE203G       RAST-Mink epithelium IgG                                                                 [***]*
      RRX2        RAST-Mite,  Epidermal,  & Mold Mix: RRX2                                                 [***]*
      MX1         RAST-Mold Mix: MX1                                                                       [***]*
      MX2         RAST-Mold Mix: MX2                                                                       [***]*
       I8         RAST-Moth IgE                                                                            [***]*
       T6         RAST-Mountain juniper IgE                                                                [***]*
      T6G         RAST-Mountain juniper IgG                                                                [***]*
      E71         RAST-Mouse epithelium IgE                                                                [***]*
      E71G        RAST-Mouse epithelium IgG                                                                [***]*
      E88         RAST-Mouse IgE                                                                           [***]*
      E88G        RAST-Mouse IgG                                                                           [***]*
      E76         RAST-Mouse serum proteins IgE                                                            [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
     E76G        RAST-Mouse serum proteins IgG                                                            [***]*
       M4         RAST-Mucor racemosus IgE                                                                 [***]*
      M4G         RAST-Mucor racemosus IgG                                                                 [***]*
       W6         RAST-Mugwort (sage) IgE                                                                  [***]*
      W6G         RAST-Mugwort (sage) IgG                                                                  [***]*
      T70         RAST-Mulberry IgE                                                                        [***]*
      T70G        RAST-Mulberry IgG                                                                        [***]*
     RF212        RAST-Mushroom (Champignon) IgE                                                           [***]*
     RF212G       RAST-Mushroom (Champignon) IgG                                                           [***]*
      F89         RAST-Mustard IgE                                                                         [***]*
      F89G        RAST-Mustard IgG                                                                         [***]*
      F88         RAST-Mutton IgE                                                                          [***]*
      F88G        RAST-Mutton IgG                                                                          [***]*
      W20         RAST-Nettle IgE                                                                          [***]*
      W20G        RAST-Nettle IgG                                                                          [***]*
     RF282        RAST-Nutmeg IgE                                                                          [***]*
     RF282G       RAST-Nutmeg IgG                                                                          [***]*
       T7         RAST-Oak IgE                                                                             [***]*
      T7G         RAST-Oak IgG                                                                             [***]*
       F7         RAST-Oat IgE                                                                             [***]*
      F7G         RAST-Oat IgG                                                                             [***]*
      PAX5        RAST-Occupational Mix: PAX5                                                              [***]*
      PAX6        RAST-Occupational Mix: PAX6                                                              [***]*
      F59         RAST-Octopus IgE                                                                         [***]*
      F59G        RAST-Octopus IgG                                                                         [***]*
       T9         RAST-Olive IgE                                                                           [***]*
      T9G         RAST-Olive IgG                                                                           [***]*
      F48         RAST-Onion IgE                                                                           [***]*
      F48G        RAST-Onion IgG                                                                           [***]*
      F33         RAST-Orange IgE                                                                          [***]*
      F33G        RAST-Orange IgG                                                                          [***]*
       G3         RAST-Orchard (cocksfoot) IgE                                                             [***]*
      G3G         RAST-Orchard (cocksfoot) IgG                                                             [***]*
     RF283        RAST-Oregano IgE                                                                         [***]*
     RF283G       RAST-Oregano IgG                                                                         [***]*
      F232        RAST-Ovalbumin IgE                                                                       [***]*
     F232G        RAST-Ovalbumin IgG                                                                       [***]*
      F233        RAST-Ovomucoid IgE                                                                       [***]*
     F233G        RAST-Ovomucoid IgG                                                                       [***]*
       W7         RAST-Ox-eye daisy IgE                                                                    [***]*
      W7G         RAST-Ox-eye daisy IgG                                                                    [***]*
     RF290        RAST-Oyster IgE                                                                          [***]*
     RF290G       RAST-Oyster IgG                                                                          [***]*
      F58         RAST-Pacific squid IgE                                                                   [***]*
      F58G        RAST-Pacific squid IgG                                                                   [***]*
     RK201        RAST-Papain IgE                                                                          [***]*
     RF293        RAST-Papaya IgE                                                                          [***]*
     RF293G       RAST-Papaya IgG                                                                          [***]*
       I4         RAST-Paper wasp venom IgE                                                                [***]*
      F218        RAST-Paprika,  Sweet pepper IgE                                                          [***]*
     F218G        RAST-Paprika,  Sweet pepper IgG                                                          [***]*
      E77         RAST-Parrot (budgerigar) droppings IgE                                                   [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
      E77G        RAST-Parrot (budgerigar) droppings IgG                                                   [***]*
      E78         RAST-Parrot (budgerigar) feathers IgE                                                    [***]*
      E78G        RAST-Parrot (budgerigar) feathers IgG                                                    [***]*
      E79         RAST-Parrot (budgerigar) serum proteins IgE                                              [***]*
      E79G        RAST-Parrot (budgerigar) serum proteins IgG                                              [***]*
      F86         RAST-Parsley IgE                                                                         [***]*
      F86G        RAST-Parsley IgG                                                                         [***]*
     RF294        RAST-Passion fruit IgE                                                                   [***]*
     RF294G       RAST-Passion fruit IgG                                                                   [***]*
      F12         RAST-Pea IgE                                                                             [***]*
      F12G        RAST-Pea IgG                                                                             [***]*
      F95         RAST-Peach IgE                                                                           [***]*
      F95G        RAST-Peach IgG                                                                           [***]*
      F13         RAST-Peanut IgE                                                                          [***]*
      F13G        RAST-Peanut IgG                                                                          [***]*
      F94         RAST-Pear IgE                                                                            [***]*
      F94G        RAST-Pear IgG                                                                            [***]*
      T22         RAST-Pecan (Hickory) IgE                                                                 [***]*
      T22G        RAST-Pecan (Hickory) IgG                                                                 [***]*
      F201        RAST-Pecan nut IgE                                                                       [***]*
     F201G        RAST-Pecan nut IgG                                                                       [***]*
     RM209        RAST-Penicillium frequentans IgE                                                         [***]*
     RM209G       RAST-Penicillium frequentans IgG                                                         [***]*
       M1         RAST-Penicillium notatum IgE                                                             [***]*
      M1G         RAST-Penicillium notatum IgG                                                             [***]*
       C1         RAST-Penicilloyl G IgE                                                                   [***]*
       C2         RAST-Penicilloyl V IgE                                                                   [***]*
       G5         RAST-Perennial rye IgE                                                                   [***]*
      G5G         RAST-Perennial rye IgG                                                                   [***]*
     RF301        RAST-Persimmon (kaki fruit,  sharon) IgE                                                 [***]*
     RF301G       RAST-Persimmon (kaki fruit,  sharon) IgG                                                 [***]*
      3745        RAST-Phadiatop                                                                           [***]*
      M13         RAST-Phoma betae IgE                                                                     [***]*
      M13G        RAST-Phoma betae IgG                                                                     [***]*
     RK203        RAST-Phospholipase IgE                                                                   [***]*
      K79         RAST-Phthalic anhydride IgE                                                              [***]*
       E7         RAST-Pigeon droppings IgE                                                                [***]*
      E7G         RAST-Pigeon droppings IgG                                                                [***]*
     RE215        RAST-Pigeon feathers IgE                                                                 [***]*
     RE215G       RAST-Pigeon feathers IgG                                                                 [***]*
      W14         RAST-Pigweed (Spiny/Common/Careless) IgE                                                 [***]*
      W14G        RAST-Pigweed (Spiny/Common/Careless) IgG                                                 [***]*
     RT213        RAST-Pine IgE                                                                            [***]*
     RT213G       RAST-Pine IgG                                                                            [***]*
     RF253        RAST-Pine nut,  pignoles IgE                                                             [***]*
     RF253G       RAST-Pine nut,  pignoles IgG                                                             [***]*
      F210        RAST-Pineapple IgE                                                                       [***]*
     F210G        RAST-Pineapple IgG                                                                       [***]*
     RF203        RAST-Pistachio IgE                                                                       [***]*
     RF203G       RAST-Pistachio IgG                                                                       [***]*
      M70         RAST-Pityrosporum orbiculare IgE                                                         [***]*
      M70G        RAST-Pityrosporum orbiculare IgG                                                         [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
     F254        RAST-Plaice IgE                                                                          [***]*
     F254G        RAST-Plaice IgG                                                                          [***]*
     RF255        RAST-Plum IgE                                                                            [***]*
     RF255G       RAST-Plum IgG                                                                            [***]*
     RF224        RAST-Poppy seed IgE                                                                      [***]*
     RF224G       RAST-Poppy seed IgG                                                                      [***]*
      F26         RAST-Pork IgE                                                                            [***]*
      F26G        RAST-Pork IgG                                                                            [***]*
      F35         RAST-Potato IgE                                                                          [***]*
      F35G        RAST-Potato IgG                                                                          [***]*
      T210        RAST-Privet IgE                                                                          [***]*
     T210G        RAST-Privet IgG                                                                          [***]*
     RC207        RAST-Protamine IgE                                                                       [***]*
      F225        RAST-Pumpkin IgE                                                                         [***]*
     F225G        RAST-Pumpkin IgG                                                                         [***]*
     RF226        RAST-Pumpkin seed IgE                                                                    [***]*
     RF226G       RAST-Pumpkin seed IgG                                                                    [***]*
      T72         RAST-Queen palm IgE                                                                      [***]*
      T72G        RAST-Queen palm IgG                                                                      [***]*
      E82         RAST-Rabbit epithelium IgE                                                               [***]*
      E82G        RAST-Rabbit epithelium IgG                                                               [***]*
     RF213        RAST-Rabbit meat IgE                                                                     [***]*
     RF213G       RAST-Rabbit meat IgG                                                                     [***]*
     RE206        RAST-Rabbit,  serum proteins IgE                                                         [***]*
     RE206G       RAST-Rabbit,  serum proteins IgG                                                         [***]*
     RE211        RAST-Rabbit,  urine proteins IgE                                                         [***]*
     RE211G       RAST-Rabbit,  urine proteins IgG                                                         [***]*
     RW203        RAST-Rape IgE                                                                            [***]*
     RW203G       RAST-Rape IgG                                                                            [***]*
     RF316        RAST-Rape seed IgE                                                                       [***]*
     RF316G       RAST-Rape seed IgG                                                                       [***]*
      E73         RAST-Rat epithelium IgE                                                                  [***]*
      E73G        RAST-Rat epithelium IgG                                                                  [***]*
      E87         RAST-Rat IgE                                                                             [***]*
      E87G        RAST-Rat IgG                                                                             [***]*
      E75         RAST-Rat serum proteins IgE                                                              [***]*
      E75G        RAST-Rat serum proteins IgG                                                              [***]*
      E74         RAST-Rat urine proteins IgE                                                              [***]*
      E74G        RAST-Rat urine proteins IgG                                                              [***]*
     RF322        RAST-Red currant IgE                                                                     [***]*
     RF322G       RAST-Red currant IgG                                                                     [***]*
     RF287        RAST-Red kidney bean IgE                                                                 [***]*
     RF287G       RAST-Red kidney bean IgG                                                                 [***]*
       G9         RAST-Red top IgE                                                                         [***]*
      G9G         RAST-Red top IgG                                                                         [***]*
     RE202        RAST-Reindeer epithelium IgE                                                             [***]*
     RE202G       RAST-Reindeer epithelium IgG                                                             [***]*
      M11         RAST-Rhizopus nigricans IgE                                                              [***]*
      M11G        RAST-Rhizopus nigricans IgG                                                              [***]*
       F9         RAST-Rice IgE                                                                            [***]*
      F9G         RAST-Rice IgG                                                                            [***]*
      W11         RAST-Russian thistle (Saltwort) IgE                                                      [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
      W11G        RAST-Russian thistle (Saltwort) IgG                                                      [***]*
       F5         RAST-Rye IgE                                                                             [***]*
      F5G         RAST-Rye IgG                                                                             [***]*
      F41         RAST-Salmon IgE                                                                          [***]*
      F41G        RAST-Salmon IgG                                                                          [***]*
     RG203        RAST-Salt grass IgE                                                                      [***]*
     RG203G       RAST-Salt grass IgG                                                                      [***]*
      F61         RAST-Sardine,  Pilchard IgE                                                              [***]*
      F61G        RAST-Sardine,  Pilchard IgG                                                              [***]*
     RK206        RAST-Savinase IgE                                                                        [***]*
      W15         RAST-Scale IgE                                                                           [***]*
      W15G        RAST-Scale IgG                                                                           [***]*
       P3         RAST-Schistosoma IgE                                                                     [***]*
      O70         RAST-Seminal Fluid IgE                                                                   [***]*
      F10         RAST-Sesame seed IgE                                                                     [***]*
      F10G        RAST-Sesame seed IgG                                                                     [***]*
      E81         RAST-Sheep epithelium IgE                                                                [***]*
      E81G        RAST-Sheep epithelium IgG                                                                [***]*
      W18         RAST-Sheep sorrel IgE                                                                    [***]*
      W18G        RAST-Sheep sorrel IgG                                                                    [***]*
       W1         RAST-Short (common) ragweed IgE                                                          [***]*
      W1G         RAST-Short (common) ragweed IgG                                                          [***]*
      F24         RAST-Shrimp IgE                                                                          [***]*
      F24G        RAST-Shrimp IgG                                                                          [***]*
      K74         RAST-Silk IgE                                                                            [***]*
      K73         RAST-Silk Waste IgE                                                                      [***]*
     RF314        RAST-Snail IgE                                                                           [***]*
     RF314G       RAST-Snail IgG                                                                           [***]*
      F14         RAST-Soybean IgE                                                                         [***]*
      F14G        RAST-Soybean IgG                                                                         [***]*
      F214        RAST-Spinach IgE                                                                         [***]*
     F214G        RAST-Spinach IgG                                                                         [***]*
     RF304        RAST-Spiny lobster (Langust) IgE                                                         [***]*
     RF304G       RAST-Spiny lobster (Langust) IgG                                                         [***]*
     RT201        RAST-Spruce IgE                                                                          [***]*
     RT201G       RAST-Spruce IgG                                                                          [***]*
     RF258        RAST-Squid IgE                                                                           [***]*
     RF258G       RAST-Squid IgG                                                                           [***]*
      M10         RAST-Stemphylium botrosum IgE                                                            [***]*
      M10G        RAST-Stemphylium botrosum IgG                                                            [***]*
      D70         RAST-Storage mite Acarus IgE                                                             [***]*
      D70G        RAST-Storage mite Acarus IgG                                                             [***]*
      PAX2        RAST-Storage Mite Mix: PAX2                                                              [***]*
      F44         RAST-Strawberry IgE                                                                      [***]*
      F44G        RAST-Strawberry IgG                                                                      [***]*
     RW210        RAST-Sugar-Beet IgE                                                                      [***]*
     RW210G       RAST-Sugar-Beet IgG                                                                      [***]*
     RF227        RAST-Sugar-beet seed IgE                                                                 [***]*
     RF227G       RAST-Sugar-beet seed IgG                                                                 [***]*
      F583        RAST-Sugarcane IgE                                                                       [***]*
     F583G        RAST-Sugarcane IgG                                                                       [***]*
     RW204        RAST-Sunflower IgE                                                                       [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
     RW204G       RAST-Sunflower IgG                                                                       [***]*
      K84         RAST-Sunflower seed IgE                                                                  [***]*
     RF299        RAST-Sweet chestnut IgE                                                                  [***]*
     RF299G       RAST-Sweet chestnut IgG                                                                  [***]*
     RT211        RAST-Sweet gum IgE                                                                       [***]*
     RT211G       RAST-Sweet gum IgG                                                                       [***]*
      F54         RAST-Sweet potato IgE                                                                    [***]*
      F54G        RAST-Sweet potato IgG                                                                    [***]*
       G1         RAST-Sweet vernal IgE                                                                    [***]*
      G1G         RAST-Sweet vernal IgG                                                                    [***]*
      E83         RAST-Swine epithelium IgE                                                                [***]*
      E83G        RAST-Swine epithelium IgG                                                                [***]*
     RE212        RAST-Swine,  urine proteins IgE                                                          [***]*
     RE212G       RAST-Swine,  urine proteins IgG                                                          [***]*
     RF312        RAST-Swordfish IgE                                                                       [***]*
     RF312G       RAST-Swordfish IgG                                                                       [***]*
     RF272        RAST-Tarragon IgE                                                                        [***]*
     RF272G       RAST-Tarragon IgG                                                                        [***]*
     RF222        RAST-Tea IgE                                                                             [***]*
     RF222G       RAST-Tea IgG                                                                             [***]*
     RC208        RAST-Tetanus toxoid IgE                                                                  [***]*
     RO203        RAST-Tetramin,  fish feed IgE                                                            [***]*
     RF273        RAST-Thyme IgE                                                                           [***]*
     RF273G       RAST-Thyme IgG                                                                           [***]*
       G6         RAST-Timothy IgE                                                                         [***]*
      G6G         RAST-Timothy IgG                                                                         [***]*
     RO201        RAST-Tobacco IgE                                                                         [***]*
     RO201G       RAST-Tobacco IgG                                                                         [***]*
      F25         RAST-Tomato IgE                                                                          [***]*
      F25G        RAST-Tomato IgG                                                                          [***]*
     RF298        RAST-Tragacanth IgE                                                                      [***]*
     RF298G       RAST-Tragacanth IgG                                                                      [***]*
     RTX10        RAST-Tree Mix: RTX10                                                                     [***]*
      TX1         RAST-Tree Mix: TX1                                                                       [***]*
      TX2         RAST-Tree Mix: TX2                                                                       [***]*
      TX3         RAST-Tree Mix: TX3                                                                       [***]*
      TX4         RAST-Tree Mix: TX4                                                                       [***]*
      TX5         RAST-Tree Mix: TX5                                                                       [***]*
      TX6         RAST-Tree Mix: TX6                                                                       [***]*
      TX7         RAST-Tree Mix: TX7                                                                       [***]*
      TX8         RAST-Tree Mix: TX8                                                                       [***]*
      TX9         RAST-Tree Mix: TX9                                                                       [***]*
      M15         RAST-Trichoderma viride IgE                                                              [***]*
      M15G        RAST-Trichoderma viride IgG                                                              [***]*
     RM210        RAST-Trichophyton ment. var goetzii IgE                                                  [***]*
     RM210G       RAST-Trichophyton ment. var goetzii IgG                                                  [***]*
     RM211        RAST-Trichophyton ment. var interdigitale IgE                                            [***]*
     RM211G       RAST-Trichophyton ment. var interdigitale IgG                                            [***]*
     RM205        RAST-Trichophyton rubrum IgE                                                             [***]*
     RM205G       RAST-Trichophyton rubrum IgG                                                             [***]*
     RM203        RAST-Trichosporon pullulans IgE                                                          [***]*
     RM203G       RAST-Trichosporon pullulans IgG                                                          [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
      K86         RAST-Trimetallic anhydride IgE                                                           [***]*
      F204        RAST-Trout IgE                                                                           [***]*
     F204G        RAST-Trout IgG                                                                           [***]*
      F40         RAST-Tuna IgE                                                                            [***]*
      F40G        RAST-Tuna IgG                                                                            [***]*
      E89         RAST-Turkey feathers IgE                                                                 [***]*
      E89G        RAST-Turkey feathers IgG                                                                 [***]*
      F284        RAST-Turkey meat IgE                                                                     [***]*
     F284G        RAST-Turkey meat IgG                                                                     [***]*
      D72         RAST-Tyrophagus putrescentiae IgE                                                        [***]*
      D72G        RAST-Tyrophagus putrescentiae IgG                                                        [***]*
     RM204        RAST-Ulocladium chartarum IgE                                                            [***]*
     RM204G       RAST-Ulocladium chartarum IgG                                                            [***]*
     RM201        RAST-Ustilago nuda/tritici IgE                                                           [***]*
     RM201G       RAST-Ustilago nuda/tritici IgG                                                           [***]*
     RF234        RAST-Vanilla IgE                                                                         [***]*
     RF234G       RAST-Vanilla IgG                                                                         [***]*
      G13         RAST-Velvet IgE                                                                          [***]*
      G13G        RAST-Velvet IgG                                                                          [***]*
      W21         RAST-Wall Pellitory (P. judaica) IgE                                                     [***]*
      W21G        RAST-Wall Pellitory (P. judaica) IgG                                                     [***]*
      W19         RAST-Wall Pellitory (P. officinalis) IgE                                                 [***]*
      W19G        RAST-Wall Pellitory (P. officinalis) IgG                                                 [***]*
      F256        RAST-Walnut IgE                                                                          [***]*
      T10         RAST-Walnut IgE (tree pollen)                                                            [***]*
     F256G        RAST-Walnut IgG                                                                          [***]*
      T10G        RAST-Walnut IgG (tree pollen)                                                            [***]*
     RW209        RAST-Weed Mix: RW209                                                                     [***]*
      WX1         RAST-Weed Mix: WX1                                                                       [***]*
      WX2         RAST-Weed Mix: WX2                                                                       [***]*
      WX3         RAST-Weed Mix: WX3                                                                       [***]*
      WX5         RAST-Weed Mix: WX5                                                                       [***]*
      WX6         RAST-Weed Mix: WX6                                                                       [***]*
      WX7         RAST-Weed Mix: WX7                                                                       [***]*
       W2         RAST-Western ragweed IgE                                                                 [***]*
      W2G         RAST-Western ragweed IgG                                                                 [***]*
       F4         RAST-Wheat IgE                                                                           [***]*
      F4G         RAST-Wheat IgG                                                                           [***]*
     RF236        RAST-Whey,  liquid product after milk forms curds IgE                                    [***]*
     RF236G       RAST-Whey,  liquid product after milk forms curds IgG                                    [***]*
      T15         RAST-White ash IgE                                                                       [***]*
      T15G        RAST-White ash IgG                                                                       [***]*
      F15         RAST-White bean IgE                                                                      [***]*
      F15G        RAST-White bean IgG                                                                      [***]*
      T16         RAST-White pine IgE                                                                      [***]*
      T16G        RAST-White pine IgG                                                                      [***]*
       I2         RAST-White-face hornet venom IgE                                                         [***]*
      G70         RAST-Wild rye IgE                                                                        [***]*
      G70G        RAST-Wild rye IgG                                                                        [***]*
      T12         RAST-Willow IgE                                                                          [***]*
      T12G        RAST-Willow IgG                                                                          [***]*
       W5         RAST-Worm wood IgE                                                                       [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
      W5G         RAST-Worm wood IgG                                                                       [***]*
      F45         RAST-Yeast (Baker's/Brewer's) IgE                                                        [***]*
      F45G        RAST-Yeast (Baker's/Brewer's) IgG                                                        [***]*
       I5         RAST-Yellow hornet venom IgE                                                             [***]*
       I3         RAST-Yellow jacket venom IgE                                                             [***]*
      I3G         RAST-Yellow jacket venom IgG                                                             [***]*
      1070        Reactive Arthritis Evaluation                                                            [***]*
     1070S        Reactive Arthritis Evaluation Serum (without HLA-B27)                                    [***]*
      2028        Recurrent Spontaneous Abortion: Autoimmune Evaluation                                    [***]*
      2025        Recurrent Spontaneous Abortion: Endocrine Evaluation                                     [***]*
      2027        Recurrent Spontaneous Abortion:Infectious Disease Evaluation                             [***]*
      3214        Renin Activity Plasma                                                                    [***]*
      2641        Reovirus Abs                                                                             [***]*
     2641C        Reovirus Antibodies CSF [CF]                                                             [***]*
      2701        Respiratory Infection Abs,  Adult                                                        [***]*
     2701C        Respiratory Infection Abs,  Adult CSF                                                    [***]*
      2711        Respiratory Infection Abs,  Child/Infant                                                 [***]*
     2711C        Respiratory Infection Abs,  Child/Infant CSF                                             [***]*
      2425        Respiratory Infection Evaluation,  Viral                                                 [***]*
     8691C        Respiratory Synctyial Virus IgG & IgM Abs CSF                                            [***]*
      7522        Respiratory Synctyial Virus RNA DetectR                                                  [***]*
     2646C        Respiratory Syncytial Virus Abs CSF                                                      [***]*
      5697        Respiratory Syncytial Virus Ag Detection [EIA]                                           [***]*
      2704        Respiratory Syncytial Virus Detection [DFA]                                              [***]*
      8691        Respiratory Syncytial Virus IgG & IgM Abs                                                [***]*
      2646        Respiratory Syncytial Virus Total Abs                                                    [***]*
      1162        Reticulin IgA Autoabs                                                                    [***]*
      1105        Reticulin Total Autoabs                                                                  [***]*
      3236        Reverse Triidothyronine (RT3)                                                            [***]*
      1004        Rheumatic Evaluation                                                                     [***]*
      5052        Rheumatoid Arthritis Monitor #2                                                          [***]*
      5053        Rheumatoid Arthritis Monitor #3                                                          [***]*
      5050        Rheumatoid Arthritis Prognosticator                                                      [***]*
     1015F        Rheumatoid Factor (IgM),  NEPH & SCAT Titer,  IHA Fluid                                  [***]*
      1015        Rheumatoid Factor Autoabs Evaluation                                                     [***]*
      1012        Rheumatoid Factor IgG,  IgM,  & IgA Autoantibodies                                       [***]*
     1540F        Rheumatoid Factor IgM Abs [NEPH] Fluid                                                   [***]*
      1113        Rheumatoid Factor IgM Autoabs [IHA]                                                      [***]*
      1540        Rheumatoid Factor IgM Autoabs [Neph]                                                     [***]*
      1273        Ribosomal P Protein IgG Antibody Index                                                   [***]*
      1271        Ribosomal P Protein IgG Autoabs                                                          [***]*
     1271C        Ribosomal P Protein IgG Autoabs CSF                                                      [***]*
     1271CS       Ribosomal P Protein IgG Autoabs Serum & CSF                                              [***]*
      7951        Rickettsia conorii IgG & IgM Abs                                                         [***]*
     7951C        Rickettsia conorii IgG & IgM Abs CSF                                                     [***]*
      7876        Rickettsia rickettsii & R. typhi IgG & IgM Abs Eval                                      [***]*
     7876C        Rickettsia rickettsii & R. typhi IgG & IgM Abs Eval CSF                                  [***]*
      7871        Rickettsia rickettsii & R. typhi IgG Abs Evaluation                                      [***]*
      7881        Rickettsia rickettsii & R. typhi IgM Abs Evaluation                                      [***]*
      7896        Rickettsia rickettsii IgG & IgM Abs                                                      [***]*
     7896C        Rickettsia rickettsii IgG & IgM Abs CSF                                                  [***]*
      7886        Rickettsia rickettsii IgG Abs                                                            [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
      7891        Rickettsia rickettsii IgM Abs                                                            [***]*
      8126        Rickettsia tsutsugamushi IgG Abs                                                         [***]*
      7911        Rickettsia typhi IgG & IgM Abs                                                           [***]*
     7911C        Rickettsia typhi IgG & IgM Abs CSF                                                       [***]*
      7901        Rickettsia typhi IgG Abs                                                                 [***]*
      7906        Rickettsia typhi IgM Abs                                                                 [***]*
      4919        Rifampin                                                                                 [***]*
     4919P        Rifampin Peak & Trough                                                                   [***]*
      1871        Ristocetin Cofactor Function                                                             [***]*
      4952        Ritonavir MonitR                                                                         [***]*
      1494        RNA Polymerases I,  II and III IgG Autoabs                                               [***]*
      7856        Rotavirus Abs                                                                            [***]*
     7856C        Rotavirus Abs CSF                                                                        [***]*
      2472        Rotavirus Ag Detection                                                                   [***]*
      9421        Rubella IgG & IgM Abs                                                                    [***]*
     9421C        Rubella IgG & IgM Abs CSF                                                                [***]*
      9416        Rubella IgG Abs                                                                          [***]*
     9416F        Rubella IgG Abs Fluid                                                                    [***]*
      7770        Rubella IgG Antibody Index                                                               [***]*
      2475        Rubella IgM Abs                                                                          [***]*
     2475C        Rubella IgM Abs CSF                                                                      [***]*
      4152        Salicylate                                                                               [***]*
      7631        Salmonella IgG,  IgM & IgA Abs                                                           [***]*
      5635        Salmonella Serotyping                                                                    [***]*
      4967        Saquinavir MonitR                                                                        [***]*
      1085        Sarcoidosis Evaluation                                                                   [***]*
      8386        Schistosoma Abs Evaluation                                                               [***]*
      8326        Schistosoma IgG Abs                                                                      [***]*
      8351        Schistosoma IgG and IgM Abs                                                              [***]*
     8351C        Schistosoma IgG and IgM Abs CSF                                                          [***]*
      8336        Schistosoma IgG,  IgM & IgE Abs                                                          [***]*
      1235        Scl-70 IgG Autoabs                                                                       [***]*
      4875        Selenium                                                                                 [***]*
     4875U        Selenium 24hr Urine                                                                      [***]*
     4875UR       Selenium Random Urine                                                                    [***]*
     4875R        Selenium RBC                                                                             [***]*
     4875W        Selenium Whole Blood                                                                     [***]*
      4031        Sensory Neuropathy Evaluation                                                            [***]*
      4030        Sensory Neuropathy EvaluatR                                                              [***]*
      4195        Sertraline [Zoloft]                                                                      [***]*
      3218        Sex Hormone Binding Globulin                                                             [***]*
      2034        Sexually Transmitted Disease Agents                                                      [***]*
      8576        Shigella Abs                                                                             [***]*
     8576C        Shigella Abs CSF                                                                         [***]*
      8581        Shigella IgG Abs                                                                         [***]*
      5636        Shigella Serotyping                                                                      [***]*
      4986        Sickle Cell Screen                                                                       [***]*
      1114        Skin Total Autoabs,  Inter-epithelial & Dermal-epidermal                                 [***]*
      1234        Sm (Smith) & U1RNP/SnRNP Autoantibodies Quant [Ha]                                       [***]*
      1220        Sm (Smith) IgG Autoabs                                                                   [***]*
      1232        Sm Autoabs Quant                                                                         [***]*
      3254        Small-cell Carcinoma Monitor,  Lung                                                      [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
      1106        Smooth Muscle Total Autoabs                                                              [***]*
      5306        Sodium                                                                                   [***]*
     5306UR       Sodium Urine ISE Random                                                                  [***]*
     5306U        Sodium,  24hr Urine                                                                      [***]*
      1520        Soluble Transferrin Receptor (TfR)                                                       [***]*
      3222        Somatostatin                                                                             [***]*
      5225        Sperm IgG Autoabs                                                                        [***]*
      9151        Sporothrix Abs                                                                           [***]*
      8286        Sporothrix IgG,  IgM & IgA Abs                                                           [***]*
     8286C        Sporothrix IgG,  IgM & IgA Abs CSF                                                       [***]*
      1227        SRP Autoantibodies                                                                       [***]*
      1007        SS-A & SS-B IgG Autoabs                                                                  [***]*
      1204        SS-A IgG Autoabs                                                                         [***]*
      1205        SS-B IgG Autoabs                                                                         [***]*
      8186        St. Louis Encephalitis IgM Abs                                                           [***]*
     8186C        St. Louis Encephalitis IgM Abs CSF                                                       [***]*
      7810        St. Louis Encephalitis IgM Antibody Index                                                [***]*
      8921        St. Louis Encephalitis Total Abs                                                         [***]*
     8921C        St. Louis Encephalitis Total Abs CSF                                                     [***]*
      2934        Staph Resist MultipleXR                                                                  [***]*
      4953        Stavudine (d4T) MonitR                                                                   [***]*
      4155        Stone Analysis,  Kidney                                                                  [***]*
      4160        Stone-A-Lyzer                                                                            [***]*
      9641        Streptococcus Group B Ag                                                                 [***]*
     9641C        Streptococcus Group B Ag CSF                                                             [***]*
     9641U        Streptococcus Group B Ag Urine                                                           [***]*
      9636        Streptococcus pneumoniae Ag                                                              [***]*
     9636C        Streptococcus pneumoniae Ag CSF                                                          [***]*
     9636U        Streptococcus pneumoniae Ag Urine                                                        [***]*
      2386        Streptococcus pneumoniae IgG Abs,  12 Serotypes                                          [***]*
     2386P        Streptococcus pneumoniae IgG Abs,  12 Serotypes Pre/Post                                 [***]*
      2370        Streptococcus pneumoniae IgG Abs,  4 Serotypes                                           [***]*
     2370P        Streptococcus pneumoniae IgG Abs,  4 Serotypes Pre/Post                                  [***]*
      1337        Streptococcus pyogenes,  Group A Abs (Streptozyme)                                       [***]*
      5777        Streptococcus,  Beta Group A Culture Screen                                              [***]*
      2433        Streptococcus,  Beta Group B Culture Screen                                              [***]*
      1107        Striational Total Autoabs                                                                [***]*
      8566        Strongyloides IgG Abs                                                                    [***]*
     8566C        Strongyloides IgG Abs CSF                                                                [***]*
      4046        Sulfoglucuronyl Paragloboside Autoabs                                                    [***]*
      3232        T Uptake                                                                                 [***]*
      3225        T3 Free,  Tracer Dialysis                                                                [***]*
      5948        Tacrolimus                                                                               [***]*
      4004        Tau-Transferrin                                                                          [***]*
      1533        T-Cell Helper Types 1 & 2 Evaluation                                                     [***]*
      1880        T-cell Receptor Gene Rearrangement                                                       [***]*
      2321        Teichoic Acid Abs                                                                        [***]*
     2321F        Teichoic Acid Abs Fluid                                                                  [***]*
      1634        Terminal Deoxynucleotidyl Transferase Bone Marrow or Tissue                              [***]*
     1694W        Terminal Deoxynucleotidyl Transferase Whole Blood                                        [***]*
      1635        Terminal Deoxynucleotidyl Transferase with Immunophenotyping                             [***]*
      1180        Testes IgG Autoabs                                                                       [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
      3916        Testosterone,  Bioavailable                                                              [***]*
      3247        Testosterone,  Free                                                                      [***]*
      3248        Testosterone,  Free & Total                                                              [***]*
      3244        Testosterone,  Total                                                                     [***]*
      3917        Testosterone,  Weakly Binding                                                            [***]*
     1331P        Tetanus & Diphtheria Toxoid IgG Abs Pre/Post Vaccination                                 [***]*
      1331        Tetanus & Diphtheria Toxoid IgG Abs Single Serum                                         [***]*
     1334P        Tetanus Toxoid IgG Abs Pre/Post Vaccination                                              [***]*
      1334        Tetanus Toxoid IgG Abs Single Serum                                                      [***]*
      4156        Theophylline                                                                             [***]*
      4212        Thrombin Anti-Thrombin [TAT] Complex                                                     [***]*
      4210        Thrombin Time (TT)                                                                       [***]*
      5978        Thrombotic Markers Evaluation                                                            [***]*
      5990        Thrombotic Risk AssessR                                                                  [***]*
      5972        Thrombotic Risk Evaluation 1                                                             [***]*
      5971        Thrombotic Risk Evaluation 2                                                             [***]*
      5973        Thrombotic Risk Evaluation 3                                                             [***]*
      3298        Thrombotic Risk Evaluation 4                                                             [***]*
      5985        Thrombus Precursor Prot                                                                  [***]*
      3251        Thyroglobulin                                                                            [***]*
      1110        Thyroglobulin Autoabs                                                                    [***]*
      3255        Thyroglobulin Serum                                                                      [***]*
      1016        Thyroid Autoabs                                                                          [***]*
      3060        Thyroid Autoabs Evaluation                                                               [***]*
      3072        Thyroid Panel,  Hyperthyroidism                                                          [***]*
      3074        Thyroid Panel,  Hypothyroidism                                                           [***]*
      3062        Thyroid Peroxidase Autoabs                                                               [***]*
      3076        Thyroid Screen                                                                           [***]*
      3250        Thyroid Stimulating Hormone,  3rd Generation                                             [***]*
      1091        Thyroid Stimulating Immunoglobulins                                                      [***]*
      1092        Thyroid Stimulating Immunoglobulins w/o TSH                                              [***]*
      1090        Thyrotropin Binding Inhibitory Immunoglobulins                                           [***]*
      1093        Thyrotropin Binding Inhibitory Immunoglobulins w/o TSH                                   [***]*
      3226        Thyroxine (T4)                                                                           [***]*
      3954        Thyroxine (T4) Free,  Direct Dialysis                                                    [***]*
      3238        Thyroxine Binding Globulin                                                               [***]*
      3228        Thyroxine,  Free                                                                         [***]*
      3288        Tissue Plasminogen Activator Ag                                                          [***]*
      3296        Tissue Plasminogen Activator Inhibitor                                                   [***]*
      1008        Tissue Total Autoabs Screen                                                              [***]*
      1002        Tissue Total Autoabs Screen [TAbS]                                                       [***]*
      4902        Tobramycin                                                                               [***]*
     4902P        Tobramycin Peak & Trough                                                                 [***]*
      4925        Topiramate                                                                               [***]*
     4925P        Topiramate Peak & Trough                                                                 [***]*
      9901        TORCH IgG & IgM Abs Evaluation                                                           [***]*
     9901C        TORCH IgG & IgM Abs Evaluation CSF                                                       [***]*
      9911        TORCH IgG Abs Evaluation                                                                 [***]*
     9911C        TORCH IgG Abs Evaluation CSF                                                             [***]*
      2231        TORCH IgM Abs Evaluation                                                                 [***]*
     2231C        TORCH IgM Abs Evaluation CSF                                                             [***]*
      4162        Toxic Element Analysis Whole Blood                                                       [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
      2436        Toxic Shock Syndrome Abs                                                                 [***]*
      2437        Toxic Shock Syndrome Evaluation                                                          [***]*
      9766        Toxocara IgG Abs                                                                         [***]*
     9761F        Toxocara IgG,  IgM & IgA Abs Fluid                                                       [***]*
      9761        Toxocara IgG,  IgM,  & IgA Abs                                                           [***]*
      2261        Toxoplasma Antibody Evaluation                                                           [***]*
     2261C        Toxoplasma Antibody Evaluation CSF                                                       [***]*
     2261F        Toxoplasma Antibody Evaluation Fluid                                                     [***]*
      7521        Toxoplasma DNA DetectR                                                                   [***]*
      8972        Toxoplasma Encephalitis AccuDx                                                           [***]*
      7666        Toxoplasma IgA Abs                                                                       [***]*
      9426        Toxoplasma IgG Abs                                                                       [***]*
     9426C        Toxoplasma IgG Abs CSF                                                                   [***]*
     9426F        Toxoplasma IgG Abs Fluid                                                                 [***]*
      8970        Toxoplasma IgG Antibody Index                                                            [***]*
      7661        Toxoplasma IgM Abs [ISAGA]                                                               [***]*
     7661C        Toxoplasma IgM Abs [ISAGA] CSF                                                           [***]*
     7661F        Toxoplasma IgM Abs [ISAGA] Fluid                                                         [***]*
      7675        Toxoplasma IgM Abs [MAC EIA]                                                             [***]*
     7675C        Toxoplasma IgM Abs [MAC EIA] CSF                                                         [***]*
     7675F        Toxoplasma IgM Abs [MAC EIA] Fluid                                                       [***]*
      1519        Transferrin                                                                              [***]*
      4002        Transferrin Genetic D Variants                                                           [***]*
      1029        Transglutaminase IgA Autoabs [EIA]                                                       [***]*
      1027        Transglutaminase IgG Autoabs [EIA]                                                       [***]*
      1030        Transglutaminase IgG,  IgM & IgA Autoabs Evaluation [EIA]                                [***]*
      1028        Transglutaminase IgM Autoabs [EIA]                                                       [***]*
      4960        Trazodone                                                                                [***]*
      1537        Treatable Ischemia PredictR (TIP)                                                        [***]*
      9022        Treponema pallidum Abs,  TP-PA                                                           [***]*
      7565        Treponema pallidum IgG & IgM Abs                                                         [***]*
     7565F        Treponema pallidum IgG & IgM Abs Fluid                                                   [***]*
      7561        Treponema pallidum IgG Abs                                                               [***]*
     7561C        Treponema pallidum IgG Abs CSF                                                           [***]*
     7560C        Treponema pallidum IgG Antibodies,  FTA-ABS Quant CSF                                    [***]*
      7560        Treponema pallidum IgG Antibodies,  FTA-ABS Quantitative                                 [***]*
      7555        Treponema pallidum IgG Antibody Index                                                    [***]*
      7566        Treponema pallidum IgM Abs                                                               [***]*
     7566C        Treponema pallidum IgM Abs CSF                                                           [***]*
      2102        Treponema pallidum IgM Abs,  FTA-ABS                                                     [***]*
     2102C        Treponema pallidum IgM Abs,  FTA-ABS CSF                                                 [***]*
      2104        Treponema pallidum Total Abs,  FTA-ABS                                                   [***]*
     2104C        Treponema pallidum Total Abs,  FTA-ABS CSF                                               [***]*
      9386        Trichinella IgG Abs                                                                      [***]*
     9386C        Trichinella IgG Abs CSF                                                                  [***]*
      9745        Trichinella IgG Antibody Index                                                           [***]*
      9741        Trichinella IgG,  IgM & IgA Abs                                                          [***]*
     9741C        Trichinella IgG,  IgM & IgA Abs CSF                                                      [***]*
      4158        Tricyclics Screen                                                                        [***]*
      3346        Triglycerides                                                                            [***]*
      3224        Triiodothyronine (T3)                                                                    [***]*
      3234        Triiodothyronine,  Free                                                                  [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
      7573        Tropheryma whippelii DNA DetectR                                                         [***]*
      3390        Troponin (I & T) DetectR                                                                 [***]*
      3393        Troponin I                                                                               [***]*
      3392        Troponin T                                                                               [***]*
      9316        Trypanosoma cruzi IgG Abs                                                                [***]*
      3460        Tryptase                                                                                 [***]*
      1053        Tubulin Autoabs                                                                          [***]*
     3294BW       Tumor Necrosis Factor-alpha Bronchial Wash                                               [***]*
     3294C        Tumor Necrosis Factor-alpha CSF                                                          [***]*
      3294        Tumor Necrosis Factor-alpha Plasma                                                       [***]*
      3908        Tumor Necrosis Factor-binding Proteins                                                   [***]*
     3908C        Tumor Necrosis Factor-binding Proteins CSF                                               [***]*
      1233        U1 RNP/SnRNP Autoabs Quant                                                               [***]*
      1215        U1 RNP/snRNP IgG Autoabs                                                                 [***]*
      1228        U2 SnRNP Autoantibodies                                                                  [***]*
      1662        Undifferentiated Tumor Panel                                                             [***]*
      5319        Urea Nitrogen                                                                            [***]*
      2408        Ureaplasma urealyticum / Mycoplasma hominis Culture                                      [***]*
      1310        Uric Acid                                                                                [***]*
     4333UR       Uric Acid Random Urine                                                                   [***]*
     4333U        Uric Acid,  24hr Urine                                                                   [***]*
      5200        Urinalysis                                                                               [***]*
      7439        Ur-Sure Chlamydia trachomatis/Neisseria gonorrhoeae by LCR                               [***]*
      3017        Uterine Cancer Monitor                                                                   [***]*
     3017SR       Uterine Cancer Monitor w/Serial Graphics                                                 [***]*
      3360        Valproic Acid                                                                            [***]*
      3361        Valproic Acid Free                                                                       [***]*
      4903        Vancomycin                                                                               [***]*
     4903P        Vancomycin Peak & Trough                                                                 [***]*
      3319        Vanillylmandelic Acid - Pediatric                                                        [***]*
     3318U        Vanillylmandelic Acid,  24hr Urine                                                       [***]*
     3318UR       Vanillylmandelic Acid,  Urine Random                                                     [***]*
      8760        Varicella-Zoster PCR Ultraquant                                                          [***]*
      2199        Varicella-zoster Virus Ag Detection                                                      [***]*
      7585        Varicella-zoster Virus DNA DetectR                                                       [***]*
      8761        Varicella-zoster Virus IgG Abs                                                           [***]*
     8761C        Varicella-zoster Virus IgG Abs CSF                                                       [***]*
      7980        Varicella-zoster Virus IgG Antibody Index                                                [***]*
      8766        Varicella-zoster Virus IgM Abs                                                           [***]*
     8766C        Varicella-zoster Virus IgM Abs CSF                                                       [***]*
      8756        Varicella-zoster Virus SeroDx,  IgG & IgM Abs                                            [***]*
     8756C        Varicella-zoster Virus SeroDx,  IgG & IgM Abs CSF                                        [***]*
      3252        Vasoactive Intestinal Peptide                                                            [***]*
      2366        VDRL                                                                                     [***]*
     2366C        VDRL CSF                                                                                 [***]*
      5975        Venous Thromboembolism (VTE) AssessR                                                     [***]*
      9510        Viral Antibody Index,  CSF                                                               [***]*
      2410        Viral Culture                                                                            [***]*
      2442        Viral Diarrhea Ag Detection                                                              [***]*
      9530        Viral Encephalitis DetectR                                                               [***]*
      5680        Viral Susceptibility: Acyclovir                                                          [***]*
      5681        Viral Susceptibility: Foscarnet                                                          [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
      5682        Viral Susceptibility: Ganciclovir                                                        [***]*
      5683        Viral Susceptibility: Penciclovir                                                        [***]*
     1240P        Viscosity Plasma                                                                         [***]*
      1240        Viscosity Serum                                                                          [***]*
      3502        Vitamin A                                                                                [***]*
      3515        Vitamin B1                                                                               [***]*
      3519        Vitamin B1 & Transketolase                                                               [***]*
     3515F        Vitamin B1 Fluid                                                                         [***]*
      3518        Vitamin B1 Functional Assessment                                                         [***]*
     3515W        Vitamin B1 Whole Blood                                                                   [***]*
      3504        Vitamin B12                                                                              [***]*
      3020        Vitamin B12 & Folate                                                                     [***]*
      3500        Vitamin B2 Functional Assessment                                                         [***]*
      3508        Vitamin C                                                                                [***]*
      3520        Vitamin D,  1, 25-dihydroxy                                                              [***]*
      3521        Vitamin D,  25-hydroxy                                                                   [***]*
      3530        Vitamin E                                                                                [***]*
      4834        Voltage-Gated Calcium Channel IgG Autoabs                                                [***]*
      5981        von Willebrand Evaluation                                                                [***]*
      5984        Von Willebrand Evaluation without Multimers                                              [***]*
      1907        von Willebrand Factor Ag                                                                 [***]*
      1905        von Willebrand Factor Multimers Evaluation                                               [***]*
      1906        von Willebrand Multimers                                                                 [***]*
      5961        von Willebrand Profile                                                                   [***]*
      5960        von Willebrand Profile with reflex to Multimers                                          [***]*
      9121        Weil-Felix Test                                                                          [***]*
      8191        Western Equine Encephalitis IgM Abs                                                      [***]*
     8191C        Western Equine Encephalitis IgM Abs CSF                                                  [***]*
      7830        Western Equine Encephalitis IgM Antibody Index                                           [***]*
      8931        Western Equine Encephalitis Total Abs                                                    [***]*
     8931C        Western Equine Encephalitis Total Abs CSF                                                [***]*
      9076        WIDAL Evaluation,  Salmonella spp. Abs                                                   [***]*
      5702        Yersinia Culture                                                                         [***]*
      8676        Yersinia enterocolitica Abs Serotype 0:3                                                 [***]*
     8676C        Yersinia enterocolitica Abs Serotype 0:3 CSF                                             [***]*
      8681        Yersinia enterocolitica Abs Serotype 0:8                                                 [***]*
     8681C        Yersinia enterocolitica Abs Serotype 0:8 CSF                                             [***]*
      8686        Yersinia enterocolitica Abs Serotype 0:9                                                 [***]*
     8686C        Yersinia enterocolitica Abs Serotype 0:9 CSF                                             [***]*
      8696        Yersinia enterocolitica Abs Serotypes 0:3,  0:8,  0:9                                    [***]*
     8696C        Yersinia enterocolitica Abs Serotypes 0:3,  0:8,  0:9 CSF                                [***]*
      8721        Yersinia enterocolitica IgA Abs                                                          [***]*
     8721C        Yersinia enterocolitica IgA Abs CSF                                                      [***]*
      2491        Yersinia enterocolitica IgG Abs                                                          [***]*
     2491C        Yersinia enterocolitica IgG Abs CSF                                                      [***]*
      9751        Yersinia enterocolitica IgG,  IgM & IgA Abs                                              [***]*
     9751C        Yersinia enterocolitica IgG,  IgM & IgA Abs CSF                                          [***]*
      2496        Yersinia enterocolitica IgM Abs                                                          [***]*
     2496C        Yersinia enterocolitica IgM Abs CSF                                                      [***]*
      8711        Yersinia pseudotuberculosis Total Abs                                                    [***]*
     8711C        Yersinia pseudotuberculosis Total Abs CSF                                                [***]*
      4958        Zalcitabine (ddC) MonitR                                                                 [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                                                        MHA PROPOSED
   TEST CODE                                       TEST DESCRIPTION                                    SPECIAL PRICE
--------------------------------------------------------------------------------------------------------------------
      4959        Zidovudine (AZT) MonitR                                                                  [***]*
     4877U        Zinc 24hr Urine                                                                          [***]*
     4877PL       Zinc Plasma                                                                              [***]*
      3275        Zinc Protoporphyrin                                                                      [***]*
     3275I        Zinc Protoporphyrin,  Industrial                                                         [***]*
     4877R        Zinc RBC                                                                                 [***]*
      4877        Zinc Serum                                                                               [***]*
     4877UR       Zinc Urine Random                                                                        [***]*

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
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                                                 Page 61 of 61

                                         ATTACHMENT B

                                      LABORATORY MEMBERS
                                        MAILINGS ONLY



[***]*      [***]*     [***]*                  ALEXANDER COMMUNITY HOSPITAL  [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  ALFRED I DUPONT HOSPITAL      [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  ALLIANCE REGIONAL COOPERTIVE  [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  AMERICAN MEDICAL LABORATORIES [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  AUGUSTA MEDICAL COMPLEX       [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  BAYONNE HOSPITAL              [***]*             [***]*       [***]* [***]* [***]*
[***]*      [***]*     [***]*                  BEAUFORT MEMORIAL HOSPITAL    [***]*             [***]*       [***]* [***]* [***]*
[***]*      [***]*     [***]*                  BEEBE MEDICAL CENTER          [***]*             [***]*       [***]* [***]* [***]*
                                               BERGEN REGIONAL MEDICAL
[***]*      [***]*     [***]*                  CENTER                        [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  BERTRAND CHAFFEE HOSPITAL     [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  BETH ABRAHAM HEALTH SERVICES  [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  BETH ISRAEL MEDICAL CENTER    [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  BIO REFERENCE LABS            [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  BRATTLEBORO MEMORIAL HOSPITAL [***]*             [***]*       [***]* [***]* [***]*
                                               BROOKDALE HOSPITAL MEDICAL
[***]*      [***]*     [***]*                  CENTER                        [***]*             [***]*       [***]* [***]* [***]*
                                               BRYAN W. WHITFIELD MEM
[***]*      [***]*     [***]*                  HOSPITAL                      [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  BUFFALO CARDIOLOGY ASSOCIATES [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  BUFFALO MEDICAL GROUP, P.C.   [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  BUFFALO MEDICAL GROUP, P.C.   [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  CALVERT MEMORIAL HOSPITAL     [***]*             [***]*       [***]* [***]* [***]*
                                               CAPITAL HEALTH SYSTEM-FULD
[***]*      [***]*     [***]*                  CAMPUS                        [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  CAPITOL HILL@MERCER           [***]*             [***]*       [***]* [***]* [***]*
[***]*      [***]*     [***]*                  CARRIER FOUNDATION            [***]*             [***]*       [***]* [***]*



                                                           Page 1 of 10

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  COMMISSION



[***]*      [***]*     [***]*                  CARTER BLOODCARE              [***]*             [***]*       [***]* [***]*
                                               CATTARAUGUS COUNTY HEALTH
[***]*      [***]*     [***]*                  DEPT.                         [***]*             [***]*       [***]* [***]*
                                               CHC CLINTWOOD DBA DICKENSON
[***]*      [***]*     [***]*                  CO MED                        [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  CHILTON MEMORIAL HOSPITAL     [***]*             [***]*       [***]* [***]* [***]*
[***]*      [***]*     [***]*                  CIVISTA MEDICAL CENTER        [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  CLARA MAASS MEDICAL CENTER    [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  COLUMBUS HOSPITAL             [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  COMMUNITY MEDICAL CENTER      [***]*             [***]*       [***]* [***]*
                                               COMMUNITY MEMORIAL
[***]*      [***]*     [***]*                  HEALTHCARE, INC.              [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  D.C. GENERAL HOSPITAL         [***]*             [***]*       [***]* [***]*
                                               DAHL CHASE DIAGNOSTIC
[***]*      [***]*     [***]*                  SERVICES                      [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  DALLAS COUNTY HOSPITAL        [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  DANBURY HOSPITAL              [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  DEARBORN COUNTY HOSPITAL      [***]*             [***]*       [***]* [***]* [***]*
[***]*      [***]*     [***]*                  DEKALB MEMORIAL HOSPITAL      [***]*             [***]*       [***]* [***]* [***]*
                                               DELAWARE CO. MEMORIAL
[***]*      [***]*     [***]*                  HOSPITAL                      [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  DOCTORS HOSPITAL              [***]*             [***]*       [***]* [***]* [***]*
[***]*      [***]*     [***]*                  DOCTORS HOSPITAL-TIDWELL      [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  DRISCOLL CHILDREN'S HOSPITAL  [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  DUKES MEMORIAL HOSPITAL       [***]*             [***]*       [***]* [***]* [***]*
[***]*      [***]*     [***]*                  DUNLAP MEMORIAL HOSPITAL      [***]*             [***]*       [***]* [***]*
                                               EDINBURG REGIONAL MEDICAL
[***]*      [***]*     [***]*                  CENTER                        [***]*             [***]*       [***]* [***]*

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



                                               ELIZABETH GENERAL MEDICAL
[***]*      [***]*     [***]*                  CENTER                        [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  ELMHURST HOSPITAL CENTER      [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  ERIE COUNTY MEDICAL CENTER    [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  ESSEX VALLEY HEALTH SYSTEM    [***]*             [***]*       [***]* [***]*
                                               FIRELANDS COMM. HSP./DECATUR
[***]*      [***]*     [***]*                  ST.                           [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  GENERAL CONSULTANTS, INC.     [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  GENERAL HOSPITAL OF PASSAIC   [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  GENESEE MEMORIAL HOSPITAL     [***]*             [***]*       [***]* [***]* [***]*
                                               GREENE COUNTY GENERAL
[***]*      [***]*     [***]*                  HOSPITAL                      [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  HACKENSACK UNIVERSITY MED CTR [***]*             [***]*       [***]* [***]* [***]*
                                               HAGERSTOWN MEDICAL
[***]*      [***]*     [***]*                  LABORATORIES,INC              [***]*             [***]*       [***]* [***]*
                                               HANOVER HOSPITAL/WASHINGTON
[***]*      [***]*     [***]*                  CO. HOSPITAL DIST.#1          [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  HEALTH RESOURCES, INC.        [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  HENDRICKS COMMUNITY HOSPITAL  [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  HOLY NAME HOSPITAL            [***]*             [***]*       [***]* [***]* [***]*
[***]*      [***]*     [***]*                  HOLYOKE HOSPITAL              [***]*             [***]*       [***]* [***]* [***]*
[***]*      [***]*     [***]*                  HOSPITAL ALLIANCE             [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  HOSPITAL CENTER AT ORANGE     [***]*             [***]*       [***]* [***]* [***]*
[***]*      [***]*     [***]*                  HUNTERDON MEDICAL CENTER      [***]*             [***]*       [***]* [***]*
                                               INTER-COMMUNITY MEMORIAL
[***]*      [***]*     [***]*                  HOSP.                         [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  INTERFAITH MEDICAL CENTER     [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  J.P.S. HEALTH NETWORK (TCHD)  [***]*             [***]*       [***]* [***]*



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
[***]*      [***]*     [***]*                  JACKSON GENERAL HOSPITAL      [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  JAMAICA HOSPITAL              [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  JENKINS COMMUNITY HOSPITAL    [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  JERSEY CITY MEDICAL CENTER    [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  JERSEY SHORE MEDICAL CENTER   [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  JFK MEDICAL CENTER            [***]*             [***]*       [***]* [***]*
                                               JOEL POMERENE MEMORIAL
[***]*      [***]*     [***]*                  HOSPITAL                      [***]*             [***]*       [***]* [***]*
                                               JOHN C. LINCOLN HSP-DEER
[***]*      [***]*     [***]*                  VALLEY                        [***]*             [***]*       [***]* [***]* [***]*
                                               JOHNSON REGIONAL MEDICAL
[***]*      [***]*     [***]*                  CENTER                        [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  JOINT PURCHASING GROUP (JPG)  [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  JONES MEMORIAL HOSPITAL       [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  JONES MEMORIAL HOSPITAL       [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  KENNEDY MEMORIAL HOSPITAL     [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  KESSLER INSTITUTE             [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  KIMBALL MEDICAL CENTER        [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  KINGS COUNTY HOSPITAL         [***]*             [***]*       [***]* [***]*
                                               KINGSBROOK JEWISH MEDICAL
[***]*      [***]*     [***]*                  CENTER                        [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  KIOWA DISTRICT HOSPITAL       [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  KNOX COUNTY HOSPITAL          [***]*             [***]*       [***]* [***]*
                                               L.I. JEWISH HILLSIDE MED.
[***]*      [***]*     [***]*                  CTR.                          [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  LACONIA CLINIC                [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  LAFAYETTE HOME HOSPITAL       [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  LAKEVIEW COMMUNITY HOSPITAL   [***]*             [***]*       [***]* [***]*


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
[***]*      [***]*     [***]*                  LAKEVIEW COMMUNITY HOSPITAL   [***]*             [***]*       [***]* [***]*
                                               LAUGHLIN MEMORIAL HOSPITAL,
[***]*      [***]*     [***]*                  INC.                          [***]*             [***]*       [***]* [***]*
                                               LAWRENCE COUNTY MEMORIAL
[***]*      [***]*     [***]*                  HOSP.                         [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  LINCOLN MEDICAL CENTER        [***]*             [***]*       [***]* [***]* [***]*
[***]*      [***]*     [***]*                  LONG ISLAND COLLEGE HOSPITAL  [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  LUTHERAN MEDICAL CENTER       [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  MAGEE-WOMEN'S HOSPITAL        [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  MALDEN HOSPITAL               [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  MARION COUNTY MEDICAL CENTER  [***]*             [***]*       [***]* [***]* [***]*
[***]*      [***]*     [***]*                  MARSHALL COUNTY HOSPITAL      [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  MARY BRECKINRIDGE HOSPITAL    [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  MCCRAY MEMORIAL HOSPTIAL      [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  MCDOWELL HOSPITAL, THE        [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  MEDEX LABORATORY              [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  MEDICAL CENTER AT PRINCETON   [***]*             [***]*       [***]* [***]*
                                               MEDICAL CENTER OF OCEAN
[***]*      [***]*     [***]*                  COUNTY                        [***]*             [***]*       [***]* [***]*
                                               MEDICAL CTR.,THE,BEAVER,
[***]*      [***]*     [***]*                  PA,INC.                       [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  MEDICAL LABORATORY            [***]*             [***]*       [***]* [***]*
                                               MEDICAL LABORATORY OF OLEAN,
[***]*      [***]*     [***]*                  INC                           [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  MEDILAB OF CUMBERLAND         [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  MEDINA MEMORIAL HOSPITAL      [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                  MEMORIAL HOSPITAL             [***]*             [***]*       [***]* [***]* [***]*
                                               MEMORIAL MED CTR AT SOUTH
[***]*      [***]*     [***]*                  AMBOY                         [***]*             [***]*       [***]* [***]*

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

[***]*      [***]*     [***]*                     MEMORIAL MEDICAL GROUP        [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     MEMORIAL MEDICAL GROUP (37)   [***]*             [***]*       [***]* [***]*
                                                  MEMORIAL MOTHER FRANCES
[***]*      [***]*     [***]*                     HOSPITAL                      [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     MEMORIAL NORTH PARK HOSPITAL  [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     MEMORIAL SLOAN-KETTERING      [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     MERCY HOSPITAL                [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     MESQUITE COMMUNITY HOSPITAL   [***]*             [***]*       [***]* [***]* [***]*
[***]*      [***]*     [***]*                     METHODIST HOSPITAL            [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     MONMOUTH MEDICAL CENTER       [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     MOREHEAD CLINIC, THE   (18)   [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     MORRIS COUNTY HOSPITAL        [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     MOUNTAINSIDE HOSPITAL         [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     MT. VERNON HOSPITAL           [***]*             [***]*       [***]* [***]*
                                                  NATIONAL CAPITAL AREA/SHARED
[***]*      [***]*     [***]*                     SER                           [***]*             [***]*       [***]* [***]*
                                                  NEW YORK COMM. HSP OF
[***]*      [***]*     [***]*                     BROOKLYN                      [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     NEW YORK DOWNTOWN HOSPITAL    [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     NEW YORK HOSPITAL-CORNELL     [***]*             [***]*       [***]* [***]* [***]*
                                                  NEW YORK MED. CTR. OF
[***]*      [***]*     [***]*                     QUEENS,THE                    [***]*             [***]*       [***]* [***]*
                                                  NEWARK BETH ISRAEL MEDICAL
[***]*      [***]*     [***]*                     CTR.                          [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     NEWTON MEMORIAL HOSPITAL      [***]*             [***]*       [***]* [***]* [***]*
[***]*      [***]*     [***]*                     NOBLE HOSPITAL                [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     NORTH GENERAL HOSPITAL        [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     NORTHSIDE GENERAL HOSPITAL    [***]*             [***]*       [***]* [***]*


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                                                  NORTHWEST COVENANT MEDICAL
[***]*      [***]*     [***]*                     CENTER                        [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     NORTON COUNTY HOSPITAL        [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     NORWALK HOSPITAL              [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     OCONEE MEMORIAL HOSPITAL      [***]*             [***]*       [***]* [***]* [***]*
                                                  OCONEE REGIONAL MEDICAL
[***]*      [***]*     [***]*                     CENTER                        [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     OLEAN GENERAL HOSPITAL        [***]*             [***]*       [***]* [***]*
                                                  OSTEOPATHIC MEDICAL CTR OF
[***]*      [***]*     [***]*                     TEXAS                         [***]*             [***]*       [***]* [***]*
                                                  PACIFICA HOSPITAL OF THE
[***]*      [***]*     [***]*                     VALLEY                        [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     PASCACK VALLEY HOSPITAL       [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     PASSAIC BETH ISRAEL HOSPITAL  [***]*             [***]*       [***]* [***]*
                                                  PATHOLOGY & CYTOLOGY LABS,
[***]*      [***]*     [***]*                     INC.                          [***]*             [***]*       [***]* [***]* [***]*
                                                  PHELPS MEMORIAL HOSPITAL
[***]*      [***]*     [***]*                     CENTER                        [***]*             [***]*       [***]* [***]*
                                                  POTTSTOWN MEMORIAL MEDICAL
[***]*      [***]*     [***]*                     CTR.                          [***]*             [***]*       [***]* [***]*
                                                  PRESBYTERIAN
[***]*      [***]*     [***]*                     HSP/COLUMBIA-PRES.MED         [***]*             [***]*       [***]* [***]*
                                                  PRIMARY CARE HEALTH
[***]*      [***]*     [***]*                     SERVICES,INC                  [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     PRIME MEDICAL GROUP           [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     PROVIDENCE HOSPITAL           [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     PULASKI MEMORIAL HOSPITAL     [***]*             [***]*       [***]* [***]* [***]*
[***]*      [***]*     [***]*                     RARITAN BAY MEDICAL CENTER    [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     RED BAY HOSPITAL              [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     ROSWELL PARK CANCER INSTITUTE [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     SALEM COMMUNITY HOSPITAL      [***]*             [***]*       [***]* [***]*


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[***]*      [***]*     [***]*                     SAMARITAN MEDICAL CENTER      [***]*             [***]*       [***]* [***]* [***]*
[***]*      [***]*     [***]*                     SAN BERNARDINO MEDICAL GROUP  [***]*             [***]*       [***]* [***]*
                                                  SCOTT & WHITE MEMORIAL
[***]*      [***]*     [***]*                     HOSPITAL                      [***]*             [***]*       [***]* [***]*
                                                  SERVICE INITIATIVES, INC.DBA
[***]*      [***]*     [***]*                     USS                           [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     SHEEHAN MEMORIAL HOSPITAL     [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     SOMERSET MEDICAL CENTER       [***]*             [***]*       [***]* [***]* [***]*
[***]*      [***]*     [***]*                     SOUTH COUNTY HOSPITAL         [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     SOUTH HILLS HEALTH SYSTEM     [***]*             [***]*       [***]* [***]*
                                                  SOUTH JERSEY HSP
[***]*      [***]*     [***]*                     SYS-MILLVILLE                 [***]*             [***]*       [***]* [***]*
                                                  SOUTHERN MARYLAND HOSPITAL
[***]*      [***]*     [***]*                     CTR                           [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     SOUTHSIDE HOSPITAL            [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     ST. BARNABAS HOSPITAL         [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     ST. BARNABAS MEDICAL CENTER   [***]*             [***]*       [***]* [***]*
                                                  ST. CLARE'S HOSP. & HEALTH
[***]*      [***]*     [***]*                     CTR.                          [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     ST. ELIZABETH HOSPITAL        [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     ST. ELIZABETH HOSPITAL        [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     ST. FRANCIS HOSPITAL          [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     ST. JAMES HOSPITAL            [***]*             [***]*       [***]* [***]*
                                                  ST. JOHN'S
[***]*      [***]*     [***]*                     EPISCOPAL-SMITHTOWN           [***]*             [***]*       [***]* [***]*
                                                  ST. JOHN'S EPISCOPAL-SOUTH
[***]*      [***]*     [***]*                     SHORE                         [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     ST. JOHN'S RIVERSIDE HOSPITAL [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     ST. JOSEPH'S HOSPITAL         [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     ST. LUKES-ROOSEVELT HOSPITAL  [***]*             [***]*       [***]* [***]*


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[***]*      [***]*     [***]*                     ST. MARY HOSPITAL             [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     ST. MARY'S HOSPITAL           [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     ST. MARY'S HOSPITAL           [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     ST. MICHAEL'S MEDICAL CENTER  [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     ST. PETER'S MEDICAL CENTER    [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     TOLEDO HOSPITAL, THE          [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     TRI-CITY HEALTH CENTRE        [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     TRI-COUNTY MEMORIAL HOSPITAL  [***]*             [***]*       [***]* [***]*
                                                  UNIVERA HEALTH CARE /
[***]*      [***]*     [***]*                     SHERIDAN DRIVE                [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     UNIVERSITY HOSPITAL           [***]*             [***]*       [***]* [***]*
                                                  UNIVERSITY OF TX SW MED
[***]*      [***]*     [***]*                     CTR/DALL                      [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     VALLEY HOSPITAL               [***]*             [***]*       [***]* [***]* [***]*
                                                  VETERANS ADMIN WNY
[***]*      [***]*     [***]*                     HEALTHCARE SYS                [***]*             [***]*       [***]* [***]*
                                                  VETERANS ADMINISTRATION MED.
[***]*      [***]*     [***]*                     CTR                           [***]*             [***]*       [***]* [***]*
                                                  VETERANS ADMINISTRATION MED.
[***]*      [***]*     [***]*                     CTR                           [***]*             [***]*       [***]* [***]*
                                                  VETERANS ADMINISTRATION MED.
[***]*      [***]*     [***]*                     CTR                           [***]*             [***]*       [***]* [***]*
                                                  VETERANS ADMINISTRATION MED.
[***]*      [***]*     [***]*                     CTR                           [***]*             [***]*       [***]* [***]*
                                                  WAKE INTERNAL MEDICINE
[***]*      [***]*     [***]*                     CONSULTANTS, INC              [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     WASHINGTON CLINIC, THE        [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     WASHINGTON COUNTY HOSPITAL    [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     WASHINGTON HOSPITAL CENTER    [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     WAYNE COUNTY HOSPITAL         [***]*             [***]*       [***]* [***]*


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[***]*      [***]*     [***]*                     WAYNE GENERAL HOSPITAL        [***]*             [***]*       [***]* [***]*
[***]*      [***]*     [***]*                     WELLS COMMUNITY HOSPITAL      [***]*             [***]*       [***]* [***]*
                                                  WESTERN RESERVE CARE
[***]*      [***]*     [***]*                     SYS/SOUTHSIDE                 [***]*             [***]*       [***]* [***]*
                                                  WM. B. KESSLER MEMORIAL
[***]*      [***]*     [***]*                     HOSPITAL                      [***]*             [***]*       [***]* [***]*
                                                  ZALE-LIPSHY UNIVERSITY
[***]*      [***]*     [***]*                     HOSPITAL                      [***]*             [***]*       [***]* [***]*
                                                  ZURBRUGG RIVERSIDE MEMORIAL
[***]*      [***]*     [***]*                     HSP.                          [***]*             [***]*       [***]* [***]*


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                                  ATTACHMENT C


The sales report format must be a hardcopy printout or transmitted electronically. If reporting electronically, please follow the instructions below. Regardless of the format, sales and fees must be calculated and reported according to contract terms.

The following information must be included in the sales report:

-       Sales reported by facility for calculation of sales development fees
-       Sales reported by product category
-       Total sales for all facilities and products

(See attached sample sales report)

ELECTRONIC SALES REPORTING INSTRUCTIONS:

MHA currently processes information on an IBM AS400 and on a Novell based PC network. Sales information can be provided using the following conventions:

     Magnetic Tape -       IBM EBCDIC Format, 1600 BPI or 6250, 9 Track
                           Standard Label, Fixed, Blocked records Record Length
                           = 256, Block Length = 2560
     PC Diskettes -        DOS Format in flat file with fixed length fields or
                           comma delimited, or DBase3 format or Lotus.
                           Diskettes can be 5 1/4" or 3 1/2".

Data elements and format are to be as follows:

    BEG     END    DATA             DEC
    POS     POS    TYPE    LENGTH   POS   NAME OF DATA ELEMENT
    ---     ---    ----    ------   ---   --------------------
     1         5    A         5           MHA Vendor Number
     6        15    N        10       0   Facility Identification Number
    16        24    A         9           HIN Number
    25        54    A        30           Facility Name
    55        84    A        30           Facility Address 1
    85       114    A        30           Facility Address 2
   115       134    A        20           Facility City
   135       136    A         2           Facility State
   137       145    A         9           Facility Zip Code
   146       153    N         8       0   Sales Period Start Date (MMDDYYYY)
   154       161    N         8       0   Sales Period End Date (MMDDYYYY)
   162       172    N        11       2   Total Sales Amount
   173       179    A         9           Facility DEA Number (Pharmacy)
   182       196    A        15           MHA Contract Number
   197       256    A        60           Empty Space

NOTE: Two additional items will also be required - First, a control count of the number of records being sent and the total sales being reported in each file. Second - a printed report of the contents of the file(s) being sent to validate the information. This report will not be required after the first few processing cycles have completed successfully.

*   Your MHA vendor number will be provided.
*   Alphanumeric (A) Data Elements are to be left justified.
*   Numeric (N) Data Elements are to be right justified.
*   Data is to be summarized to the facility level.
* MHA reserves the right to request that the data be sent at the detail level if needed. Formats will be supplied if this becomes necessary.
* Special items/products or separate contracts are to be reported in separate files.
* If multiple months are being reported, each month is to be reported in a separate record.

If further assistance is required, please contact Jim Slack, VP of Finance, at
(973) 966-9200.

VENDOR NAME_________________________________
REPORTING SALES PERIOD____________



 FACILITY #   FACILITY NAME   ADDRESS     CITY       ST       SALES       SDF
 ----------   -------------   -------     ----       --       -----       ---
12345         Facility #1                                     [***]*     [***]*
                                                               ---        ---
23456         Facility #2                                     [***]*     [***]*
                                                               ---        ---
34567         Facility #3                                     [***]*     [***]*
                                                               ---        ---
91565         Facility #4                                     [***]*     [***]*
                                                               ---        ---
65235         Facility #5                                     [***]*     [***]*
                                                               ---        ---
                                                              [***]*     [***]*


Total Sales for this reporting Period: [***]*

          Total Sales                 [***]*
          SDF %                   X   [***]*
                                -----------
          SDF Payment Due             [***]*      Payable to:  MHA

* PORTIONS OF THIS PAGE HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION